Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

GLOBAL MAINTENANCE AGREEMENT

Contract No. DS/CC-2612/10

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

December 24th, 2010

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This Agreement is made on December 24th, 2010.

BETWEEN:

AVIONS DE TRANSPORT REGIONAL, G.I.E., a French groupement d’intérêt économique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 allée Pierre Nadot, 31712 Blagnac, France identified under Corporate and Trade Register of Toulouse number 323 932 236,

Hereafter referred to as the “Provider” or “ATR”,

On the one part,

AND:

AZUL LINHAS AÉREAS BRASILEIRAS S/A, a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 – Alphaville Industrial, Barueri, Sao Paulo, Brazil;

Hereafter referred to as the “Company” or “AZUL”,

On the other part.

Collectively referred to as the “Parties” and individually to as the “Party”,

WHEREAS:

ATR and AZUL have or will enter with respect to each of the Interim Fleet aircraft into operating lease agreement (each a “Lease Agreement(s)”) and associated supplemental rent agreements (each a “Supplemental Rent Agreement”),

ATR and Canela Investments LLC, an AZUL affiliate have entered into a sale agreement with respect to the Final Fleet Aircraft (the “Sale Agreement”),

The Provider wishes to provide to the Company and the Company wishes to purchase from the Provider the Services on the terms and conditions set forth herein.

NOW THEREFORE, IT IS HEREBY AGREED as follows:

1.	SUBJECT-MATTER OF THE AGREEMENT

This Agreement describes the terms and conditions according to which the Provider shall facilitate operational support tasks as well as scheduled and unscheduled maintenance for the Aircraft defined in Clause 2, when operated by the Company only.

2.	DEFINITIONS & INTERPRETATION

2.1	In this Agreement:

“Abnormal Use” means any usage, maintenance, storage, handling of the Aircraft, or its sub assemblies, or its systems, or parts fitted on it such as LRU, Main Elements, spare replacement Main Elements, that do not comply with (a) the AOM, the AFM, the AMM and/or (b) the OEM maintenance manuals and/or (c) Airworthiness Directives that have exceeded the date of compliance, and which is not attributable to Provider or Repair Shops;

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Abnormal Use designates also the following events:

(i)	Any disregard or misinterpretation of ATR and/or OEM instructions or recommendations, technical directives, or workmanship defect, lack of qualification, non approved repair and/or maintenance method;

(ii)	Any negligence or absence of reasonable effort(s) made to initiate corrective action(s), or corrective action(s) too limited or taken too late, for Aircraft or LRU(s) or Main Element(s) malfunctions which may be reasonably identified through obvious symptoms;

(iii)	Direct or indirect incidents that are related to parts, items or systems excluded from this Agreement;

(iv)	Any Aircraft, LRU(s) or Main Element(s) damage or premature removal arising out of or in connection with any defective storage, inappropriate packaging or transport by the Company or its forwarder agent, or gross negligence or willful misconduct of the Company (or its agent); and/or

(v)	Any events or circumstances, such as but not limited to: foreign, direct or indirect object damage, abnormal wear, hard contact, material drop or shock, engine fire or submersion, lightning strike, hard landing, hail (including on storage position) partial or total destruction or loss of Aircraft, LRU(s) or Main Element(s);

“AFM” or “Airplane Flight Manual” means an operational manual specific to each Aircraft and which shall be approved by the relevant airworthiness authorities;

“Aircraft” means collectively or individually as the context requires the ATR aircraft defined in Exhibit 1, including the airframe, engines, propellers and landing gears and parts installed on the Aircraft on the date of execution of this Agreement;

“Aircraft Maintenance Manuals” or “AMM” means the customized manuals in compliance with the ATA100 specifications. The purpose of these manuals is to provide all information required for aircraft maintenance, while ensuring personnel and flight safety;

“Airworthiness Directives” or “AD” means regulatory rules issued by the relevant Airworthiness authorities that may have an impact on Aircraft operation and or maintenance.

“ALM” or “Aircraft Line Maintenance” means any kind of on-Aircraft scheduled and/or unscheduled maintenance, corrective or preventive maintenance, defect(s) rectification (such as but not limited to: daily and weekly Aircraft checks, type “A” checks, or any maintenance action on LRU and Main Elements including removal and installation), as set out in the Aircraft Maintenance Manual and/or in the relevant OEM maintenance documentation;

“AMC” or “Airframe Maintenance Checks” means any scheduled maintenance tasks limited to type “C” checks and “Structural and Calendar Inspections” to be performed on the Aircraft;

“AMM” means Aircraft Maintenance Manual which is drafted in general accordance with ATA100 Specification and has been split in three separate manuals, namely: the Description and Operation Manual, the Trouble Shooting Manual and the Job Instruction Cards;

“ANAC” means Agência Nacional de Aviação Civil, the Brazilian Civil Aviation Authority;

“Anticipated Event” concerns LRU and/or Main Element and/or Aircraft airframe subject to Scheduled Event and designates a situation where such event takes place before it is scheduled pursuant to Exhibit 12 Clause II.2.2 for the Main Element and/or in the OEM for the LRU when applicable and Exhibit 13 for AMC;

“Aircraft On Ground” or “AOG” means the highest priority designation to process a requirement for a LRU and/or maintenance action. Indicates that an aircraft is unable to continue or be returned to revenue service until that appropriate action is taken;

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“ATRIAM” means ATRIAM CAPITAL LIMITED, a limited liability company organised and existing under the laws of the Republic of Ireland whose registered office is located at 5th floor, 6 George’s Dock, IFSC, Dublin 1, Ireland;

“BER” or “Beyond Economical Repair” means the case in which the repair cost of any Unserviceable LRU and Main Element is greater than [*****] of the price for a such brand new identical LRU;

“BUR” or “Basic Unscheduled Repair” means any basic unplanned removal, premature removal of a LRU or a Main Element, due to a sub-component or accessory induced malfunction. Likewise, removal of a LRU and/or a Main Element, component or accessory due to a problem which could have been rectified using troubleshooting and/or corrective line maintenance actions as specified in the applicable aircraft and/or the respective OEM maintenance manual is not considered to be a BUR;

“Business Day” means a day, other than a Saturday or a Sunday, on which banks are open for the transaction of domestic and foreign exchange business Paris and Brazil;

“CMM” or “Component Maintenance Manuals” means any manuals issued either by Provider or any relevant OEM and containing instruction concerning the overhaul and/or repair of components together with procedures for restoring such components to fully serviceable condition. These manuals shall be in general accordance with ATA100 Specification;

“CMMV” or “Component Maintenance Manuals Vendors” means any OEM’s maintenance manuals;

“Confidential Information” means all and/or any part of any information and/or data disclosed to and/or obtained by either Party to other Party during the Term; such information is conclusively considered as confidential without it being necessary to mention at the moment of its disclosure. Any type of information is concerned without the following list being exhaustive: (i) technical (instructional know-how, academic and/or practical maintenance courses and/or aircraft piloting courses, programs, software, manufacturing secrets, processes, prototypes, research work, studies, plans, sketches, formulae, samples, specifications, diagrams, etc.), (ii) commercial (list of customers, suppliers, etc.), (iii) financial (tariffs, margins, market parts, etc.), (iv) legal (Agreement, contracts, amendments, appendices, contractual relations, negotiations, partners, etc.) and (v) written or oral no matter what type of medium (hard copy, computer, digital, etc.);

“Core Item” means any part delivered by Company to Provider in exchange for any similar item of the Pool;

“CY” or “Cycle” means a completed takeoff and landing sequence;

“Day(s)” means calendar day;

“Delivery” means the act of Provider putting at the Company’s disposal of Serviceable LRU, Main Elements, and components at Delivery Location according to the terms of this Agreement;

“Default” has the meaning set forth in Section 16.3.

“Delivery Location” means Provider’s facility as defined under Clause 6 of this Agreement;

“EASA” means “European Aviation Safety Agency” or any successor thereof;

“Expiry Date” means the date on which all or part of this Agreement is terminated, the earlier to occur of the following, as appropriate:

(i)	the Initial Term as defined in Clause 3; or

(ii)	the term of each annual renewal of this Agreement pursuant to the provisions of Clause 3.3; or

(iii)	the date on which all or part of this Agreement is terminated pursuant to the provisions of Clause 16

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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“FCOM” means Flight Crew Operating Manual which is a manual specific to the Aircraft providing technical, procedural and performance characteristics of the Aircraft;

“FH” or “Flight Hour” means airborne flight hour, and being the unit of measure of each Aircraft flight activity for the time elapsed between Aircraft take-off and Aircraft landing, or depending on the context, the quantity of flight hours measured during a determined period;

“Final Fleet” means all ATR 72-600 operated by Company and described on Exhibit 1 as such.

“Force majeure” means any event, including without limitation, caused by war or civil or foreign armed aggression, insurrections or riots, fires, floods, explosions, earthquakes or serious accidents, epidemics or quarantine restrictions, any act of Government Entity, strikes or labor troubles causing cessation of work, or any other event that is beyond one Party’s reasonable control and that this event was not reasonably foreseeable at the time of the Agreement signature. Force Majeure shall not include (i) any event, condition or circumstance due to the fault or negligence of the Party claiming Force Majeure and/or (ii) any event which the Party claiming Force Majeure has not sought to prevent or remedy.

“Government Entity” means any national government, political subdivision thereof, or local jurisdiction therein;

“Indemnified Parties” or “Indemnified Party” means the Provider and/or its Members and/or theirs lawful successors and/or theirs assigns and/or their respective subsidiaries, officers, directors, employees, agents and subcontractors;

“Interim Fleet” means the ATR 72-200 operated by Company under a lease with Provider or its affiliates and described on Exhibit 1 as such.

“Letter of Credit” or “LOC” means an irrevocable letter of credit in the form stipulated by Exhibit 14, issued by a major international bank, provided by the Company to the Provider in accordance with Clause 13 (SECURITY DEPOSIT) thereof as security for the Company’s performance of all of its obligations under this Agreement;

“Loss” means any losses, costs, charges, expenses, interest (including default interest), fees (including, without limitation, legal fees and VAT thereon (if applicable), payments, demands, liabilities, claims, actions, proceedings, penalties, damages, adverse judgments, orders or other sanctions;

“Lost Potential” concerns LRU and/or Main Element and/or Aircraft airframe subject to Scheduled Events and designates, in the case of an Anticipated Event, the difference measured in FH or CY as applicable between (a) ninety five percent (95%) of the number of FH or as applicable to be accrued before any Scheduled Event and (b) the FH or CY as applicable accrued before the Anticipated Event. Example: a LRU or Main Element has a Scheduled Event at 1000 FH since TSN = 0 or since TSO = 0 or since the last applicable Scheduled Event. An Anticipated Event takes place at 600 FH since new or since overhaul or since the applicable Scheduled Event. The Lost Potential is then ninety five percent (95%) of 1000 FH minus 600 FH and equals 350 FH;

“LRU(s)” or “Line Replaceable Unit(s)” means any equipment [listed in the Exhibit 4], which is either an on-board equipment or an equipment installed on the Aircraft when delivered to the Company, that can be replaced on line by the Company’s technicians;

“Main Element” means the propellers (including hub, blades, propeller actuator and transfer tube) and landing gear and engines as listed in Exhibit 1;

“Maintenance Reserves” means any maintenance reserves, supplemental rent or other type of periodic overhaul payment made by Company to Provider or its affiliates under a lease or similar arrangement and based on the usage of the Aircraft.,

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“Mean Time Between Unscheduled Removals” or “MTBUR” means a figure for assessing performance. This figure is calculated by dividing the total number of FH of the ATR aircraft worldwide fleet during a given period, by the number of unscheduled removals recorded during the same period on the same fleet;

“Member(s)” means any or all of the member companies of the Provider which are at the date hereof Alenia Aeronautica S.p.A., whose principal office is at Viale dell Aeronautica, s.n.c. 80038, Pomigliano d’Arco, Italy and EADS ATR S.A., whose principal office is at 1 avenue Didier Daurat, 95 BP 100, 31703 Blagnac Cedex, France;

“MPD” or “Maintenance Planning Document” means the documents in force at the date of the signature of this Agreement providing periodic maintenance requirements data necessary to plan and conduct the Aircraft maintenance checks and inspections;

“MRB” means Maintenance Review Board;

“Measured Removal Rate(s)” or “MRR” designates the quantity of LRU removals per one thousand (1,000) FH, established in units and tens, to be measured during each period of six (6) consecutive Months of Aircraft activity during the Term for all LRU(s) listed into Appendix 4 excluding Main Elements and/or Main Element sub-assemblies; excludes repair warranty and “Rogue” units.

“NFF” or “No Fault Found” means any event where an Unserviceable LRU removed from Aircraft by the Company and sent to Provider for repair is declared serviceable with non confirmed fault through strip report by the latter or where a serviceable item removed from the Pool by Provider and delivered to Company under the standard exchange service set out in Exhibit 11 is returned by Company to Provider unused;

“OEM” or “Original Equipment Manufacturer” means collectively or individually, the engine manufacturer, the propellers manufacturer, the landing gear manufacturer and all other manufacturers of parts other than ATR manufactured parts;

“Operational LRU” means any serviceable LRU delivered to the Company by the Provider under this Agreement;

“Operational Main Element” means any serviceable Main Element delivered to the Company by the Provider under this Agreement;

“Pool” designates a stock of serviceable LRU listed in Exhibit 4, owned by the Provider and available on a non-exclusive basis to the Company under standard exchange service as defined in Exhibit 11;

“Repair Shop” means any EASA part 145 approved repair shop selected by the Provider;

“Reference Removal Rate(s)” or “RRR” designates the standard reference rate of LRU removals per one thousand (1,000) FH, established in units and tens, during each period of six (6) consecutive Months of Aircraft activity during the Term for all LRU listed into Appendix 4 excluding Main Elements and/or Main Element sub-assemblies;

“Rogue Component” An LRU will be considered as a “Rogue Component” whenever the same unit (same serial number) has been removed from an Aircraft on three (3) or more occasions for similar discrepancies (except exclusions), or four (4) NFF based on official repair shop data within a twelve (12) month period, with confirmation of approved trouble shooting as per the OEM and/or Aircraft Maintenance Manual (“AMM”).

“Services” means all operational support tasks to be carried out by Provider and/or Repair Shop and/or Subcontractor under this Agreement, as defined in Clause 5.1;

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“Scheduled Event” concerns LRU and/or Main Elements and/or Aircraft airframe that are subject to programmed overhauls and/or inspections and designates such overhaul and/or inspections that shall take place after a specified number of accrued FH and/or cycles and/or calendar limit as set out in Exhibit 12 – II.2.2 for the Main Element and in the OEM Maintenance Manual for the concerned LRU and in Exhibit 13 for AMC;

“Spare Main Element” means the Spare Main Element(s) the Provider puts at the Company’s disposal during Main Element repair according to Exhibit 12, which shall be delivered by the Provider to the Company unequipped, and shall require fitment by Company of certain components and/or PWC accessories (including but not limited to Quick Engine Change, “QEC” and/or PWC accessories). Specifically on spare engine, such QEC provision is excluded from this Agreement. PWC accessories covered under Pool access service and LRU repair and overhaul may be requested by Company as per Exhibit 12. However, from time to time, some PWC accessories are delivered on such spare engines, in this case the Company shall send the engine removed from its Aircraft in the same configuration as Spare Main Element delivered by the Provider. It is understood that in case these accessories need to be repaired, the removal(s) will be taken into account in the MRR calculation as per Exhibit 12;

“Start Date” means the date occurring thirty (30) Days after the date on which the Agreement is signed and/or the Company has fulfilled the Conditions Precedent set out in Clause 17 (Conditions Precedent) whichever is the last;

“Stock” means serviceable LRU and/or Main Element listed in Exhibit 3 and in Exhibit 7, leased by the Provider to the Company and located at the Storage Location;

“Storage Location” means the facilities where the Stock is located as defined in Exhibit 10.

“Subcontractor” means any qualified Person, legal or natural, engaged by the Provider, to support Provider in the performance of its contractual obligations under this Agreement;

“Taxe(s)” mean any and all present or future fees (including license, recording, documentation and registration fees), taxes [including, without limitation, income taxes, gross receipts taxes, capital taxes, franchise taxes, net worth taxes, gross profits taxes, sales taxes, rental taxes, use taxes, turnover taxes, value added taxes, ad valorem taxes, property taxes (tangible and intangible), excise taxes, documentary and stamp taxes], licenses, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, whether now existing or hereafter adopted, enacted or amended, howsoever imposed, levied or asserted by any Government Entity or taxing authority together with any and all penalties, fines, additions to tax and interest thereon.

“TBD” means To Be Determinate and/or missing information as of December 14th, 2010.

“Term” means the period from the date on which this Agreement is signed by both Parties until the Expiry Date;

“Time and Material” means any sale of goods and services, excluded from the scope of this Agreement and charged to the Company, which is subject to the ATR general terms and conditions of sale of goods and services;

“TNR” or “Technically Non Reparable” means the case the Unserviceable LRU (i) and Main Element is not repairable according to the OEM maintenance manuals and/or (ii) for which no technical repair can be considered.

“Unserviceable LRU(s)” means any LRU or Core Item listed in Exhibit 4 removed from the Aircraft due to a defect, an alleged defect or any overhaul and to be delivered to Provider for repair or overhaul under this Agreement;

“US Dollar” or “$” designates the legal currency of the United States of America;

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“Used Serviceable Items” means any second hand LRU in serviceable condition together with its authorized release certificate ANAC SEGVOO 003, EASA Form 1 or FAA form 8130-3 or TCA 24.0078;

“Vendor Warranty Manual” means the manual compiling details of the warranties granted by the OEM with respect to certain parts of ATR aircraft;

“Work Order” means any order towards any of the Services issued by the Company to the Provider and being one of the forms set out in Exhibit 6, as applicable.

2.2	In this Agreement, save as otherwise expressly indicated to the contrary, any reference to:

2.2.1	this Agreement or any other agreement or document shall be construed as a reference to this Agreement or such other agreement or document as modified, amended, novated, varied or supplemented from time to time; any reference to this Agreement includes its Exhibits.

2.2.2	any Clause or Exhibit shall be construed as a reference to a clause of or exhibit to this Agreement;

2.2.3	Clauses and Exhibits headings and sub-headings are used in this Agreement only to make it easier to read. They are not intended to affect its meaning.

2.2.4	including shall be construed as a reference to “… including, without limitation,…” or “… including but not limited to…”;

2.2.5	Month are references to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (and references to months shall be construed accordingly) save that, where any such period would otherwise end on a non-Business Day, it shall end on the next Business Day, provided that if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month;

2.2.6	Person means any state, division of a state, Government Entity, individual and body corporate and any association of any one or more of the foregoing (whether or not having legal personality); and

2.2.7	Statute(s): any reference in this Agreement to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted;

2.2.8	Singular and Plural: wherever the context so requires the singular shall include the plural and vice versa;

2.2.9	References to “Provider”, “ATR”, “Company” or any other person shall include the successors, assigns and transferees of such person;

2.2.10	References to any enactment shall be deemed to include references to such enactment as re enacted, amended or extended;

2.2.11	References to a “law” or a “regulation” include any present or future statute, decree, constitution, regulation, rule, directive, requirement, request or guideline (whether or not having the force of law but compliance with which is customary) of any agency, authority, central bank or governmental department or any self regulatory or other supra national authority;

2.2.12	Reference to a “consent” also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration;

2.2.13	A reference to a date will be by reference to the Gregorian calendar;

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2.2.14	Any references to “in writing” includes any modes of reproducing words in a legible and non-transitory form but does not include e-mail (but can include the copy of any document sent by e-mail as a “PDF”).

3.	DURATION and RENEWAL

3.1	Provider agrees to provide the Services to Company, and Company agrees to perform its obligations under this Agreement during [*****] (the “Initial Term”) from the Start Date and during any following renewal.

3.2	Notwithstanding the entry into force of this Agreement, the Provider will have no obligation to provide the Services to the Company unless the Company has fulfilled all the conditions precedent stated within Clause 17.

3.3	Upon expiry of the Initial Term, this Agreement [*****] prior written notice is given by either Party to other Party prior to expiry of the Initial Term or the term of the renewal period, if any.

4.	FORCE MAJEURE

a)	In case of Force Majeure event which renders either Party unable to perform its obligations under this Agreement, such Party shall:

(i)	immediately notify the other Party in writing;

(ii)	provide the other Party a written report containing all particulars of such Force Majeure event, including the connection between such Force Majeure event and such Party’s non-performance;

(iii)	use its reasonable best efforts to remedy such non-performance and resume performance as soon as possible;

(iv)	provide the other Party with written notice upon resumption of its performance;

Neither Party shall be considered in Default so long as such Default is actually and directly prevented or delayed for reasons attributable to Force Majeure event.;

b)	If during the Term a Party establishes that:

(i)	the execution of its contractual obligations becomes excessively expensive because of an event of Force Majeure and;

(ii)	this Party could reasonably not avoid or overcome this event of Force Majeure or its effects,

the Parties should then negotiate during a period of sixty (60) days from the date of receipt of the notice mentioned hereafter, in good faith with a view to agree on a substitute provision or provisions of this Agreement. During this sixty (60) days period the present Agreement shall remain in full force.

The Party requiring the negotiation shall notify in writing the other Party within a period of one (1) Month after the event occurred of its request to negotiate.

If the Parties do reach an agreement with respect to such new provision within sixty (60) days from the date of notification, the Parties shall promptly sign an amendment to the Agreement containing such new provision.

If the Parties do not reach an agreement within sixty (60) days from the date of notification, each Party has the right to terminate the Agreement by notifying in writing the other Party. The provisions of Clause 16 shall then apply.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5.	SERVICES

5.1	Services

The Provider shall provide Company with the following Services:

(i)	a lease stock as described in Exhibit 10,

(ii)	an additional stock as described in Exhibit 7

(iii)	a standard exchange service of the items of the Pool as described in Exhibit 11,

(iv)	the maintenance for the LRU, propellers and landing gears as described in Exhibit 12.

The following table summarizes the Services provided under this Agreement per type of Aircraft for the Interim Fleet of 72-202 and for the Final Fleet of ATR 72-600:

[*****]

[*****] shall be covered by this Agreement subject to integration of additional Aircraft in Exhibit 1 and the associated revision of the relevant terms and conditions of this Agreement through an amendment thereto.

5.2	General conditions of the Services

5.2.1	The Services shall comply with the applicable CMMV, AMM, MRB and MPD issued by the Aircraft Manufacturer, in force on the date of signature of this Agreement by both Parties.

5.2.2	Repair Shops shall perform the Services in compliance with the OEM maintenance recommendations as set out in the relevant CMM and in accordance with EASA, FAA or ANAC airworthiness regulations applicable to the Repair Shop approved repair capabilities and its maintenance and inspections processes.

5.2.3	Should the AMM, Company approved Maintenance Program or the MPD be modified in a manner that is likely to modify the scope or nature of the Services that would otherwise be provided hereunder, Provider and Company hereby agree to amend this Agreement accordingly (including without limitation the prices set out in Clause 10).

5.2.4	The Company shall have the right, to be exercised in accordance with all applicable laws and regulations, including applicable regulations issued by ANAC, to audit the management and the performance of the Services provided to it by Provider, under the JAR OPS, Part M regulations, or Repair Shops under this Agreement, upon giving a Five (5) Business Days prior written notice to Provider. The cost of any such audits and visits by the Company’s representative(s) shall be borne by the Company.

5.2.5	At any time during the Term, the Provider may (i) audit the management and the performance of Company maintenance activities which are still under the Company’s responsibility and/or (ii) arrange for operational visits, in order to check that the Company comply with its obligations under this Agreement, and/or (iii) investigate in any place, with the assistance of the Company, the causes of any abnormal removal or failure rate of any LRU or Main Elements and/or abnormal wear and tear situation

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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in order to restore a normal situation. The Provider will give a notice in writing to the Company no later than Five (5) Business Days prior to such audit or operational visit. The Company shall provide all necessary support to the Provider’s representative(s) and give access to the Aircraft and/or any maintenance facilities and/or stores and to any data or document related to Aircraft maintenance and operations that Provider may require. Unless otherwise agreed between the Parties any operational visit which will be conducted by Provider or its representative(s) during the scheduled operations of the Aircraft will not to disrupt Company’s scheduled operations.

The cost incurred by Provider to conduct such audits and visits will be borne by the Provider unless a Company Default (as defined in Clause 16) has occurred and is continuing or if as a result of that audit or visit, Company is found to be in Default of its obligations under this Agreement. In each such case the cost of such inspection or visit will be borne by the Company.

The Provider shall be discharged of all obligations and liabilities hereunder with respect to the performance or non performance by it of the audit or visit rights referred to in this Clause 5.2.5.

The Provider shall notify in writing, and shall use its best efforts to do so within (15) Business Days after completion of audit, to the Company the outcome of any such audit or operational visit and any remedial actions that Company shall perform under this Agreement. Company shall carry out any and all such reasonable remedial actions within a mutually agreed time period.

5.3	Responsibilities of the Parties

5.3.1	Responsibilities of the Company

During the Term, Company shall, in addition to any other obligations set out in this Agreement, perform the following activities or provide Provider, when applicable, with the following documents:

(i)	operate the Aircraft in accordance with ATR’s FCOM and AFM, maintenance planning and engineering, technical administration management and follow-up, apply and manage Aircraft, LRU(s) and Main Elements maintenance programs, perform any ALM tasks in compliance with the approved Aircraft Maintenance Program outlined in the MRB or in the MPD (or for the Main Elements in the OEM maintenance manual);

(ii)	LRU and Main Elements removals and installations on Aircraft;

(iii)	Comply with any AD, Aircraft and/or OEM’s mandatory service bulletins or modifications on its Aircraft fleet, or when applicable order such incorporation or modifications to Provider , manage and update Aircraft, LRU and Main Elements, mandatory or regulatory technical notices and log books and deliver to the Provider a copy of such documentation upon each maintenance event or upon Provider’s request;

(iv)	Place chargeable purchase order to the Provider for any service excluded from this Agreement and the scope of this Agreement;

(v)	Inform its insurer in due time for possible coverage and inform the Provider in case the Company or its insurer intends to participate to any LRU or Main Element tear-down at Repair Shop;

(vi)	Provide every Month to the Provider an activity report relating to each Aircraft and each Main Element serial number (FH & cycle performed during the preceding Month, the accrued time and cycles since new, TSN & CSN, and since overhaul, TSO & CSO; the time since last shop visit, the removals/installations events during such Month), and

(vii)	Provide every [*****] to the Provider a planning showing for the twelve (12) coming Months the scheduled maintenance events for each Main Element (overhauls) and update Company LRU configuration status, during the Term, the Company shall order the Services sending to the Provider the relevant Work Order to the Provider.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5.3.2	Responsibilities of the Provider

During the Term, in addition to any other obligations set out in this Agreement, Provider shall perform the following activities in his capacity as exclusive provider of the Services to Company:

(i)	carry out the Services pursuant to the Work Order(s) placed by the Company;

(ii)	ensure that the Services provided to Company shall comply with FAA or/and EASA regulations in force;

(iii)	in the event of specific or exceptional circumstances affecting Company or Provider, obtain the assistance of any one or several third Parties servicers or suppliers of spare parts, subject to Company’s prior approval; and

(iv)	manage LRU and Main Elements warranty claims issued by Company.

5.4	Provider’s Representations

Provider hereby represents and warrants to Company as from the date hereof and throughout the Term that:

5.4.1	Provider is a legal entity duly incorporated under the laws of France and has the corporate power to carry on its business as it is now being conducted;

5.4.2	Provider has the power to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement;

5.4.3	The entry into and performance by Provider of, and the transactions contemplated by, this Agreement do not and will not:

(i)	conflict with any Laws binding on Provider; or

(ii)	conflict with the constitutional documents of Provider; or

(iii)	conflict with any document which is binding upon Provider or any of its assets;

5.4.4	So far as concerns the obligations of the Provider, all authorizations, consents, registrations and notifications if required by French Law in connection with the entry into, performance, validity and enforceability of this Agreement by Provider have been obtained or effected and are in full force and effect;

5.4.5	No Immunity:

(i)	Provider is subject to commercial law with respect to its obligations under this Agreement; and

(ii)	Neither Provider nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Provider constitute private and commercial acts.

5.4.6	This Agreement is properly executed on the part of Provider and Provider is entitled to enter into the same;

5.4.7	Provider agrees that, if required, it shall furnish such information relating to the provisions of the Services hereunder as may be reasonably required by the Company and/or the lessors, and/or owner of the Aircraft and/or any Government Entity, as the case may be.

5.5	Company’s Representations

Company hereby represents and warrants to Provider as from the date hereof and throughout the Term of the Agreement that:

5.5.1	Company is a company legal entity duly incorporated under the laws of Brazil and has the power to own its assets and carry on its business as it is now being conducted;

5.5.2	Company has the power to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement;

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5.5.3	This Agreement constitutes Company’s legal, valid and binding obligation;

5.5.4	The entry into and performance by Company of, and the transactions contemplated by, this Agreement do not and will not:

(i)	conflict with any Laws binding on Company; or

(ii)	conflict with the constitutional documents of Company; or

(iii)	conflict with any document which is binding upon Company or any of its assets;

5.5.5	So far as are legally required, all authorizations, consents, registrations and notifications if required by Law of Brazil in connection with the entry into, performance, validity and enforceability of this Agreement by Company have been obtained or effected and are in full force and effect;

5.5.6	No Immunity:

(i)	Company is subject to commercial law with respect to its obligations under this Agreement; and

(ii)	Neither Company nor any of its assets is entitled to any right of immunity and the entry into and performance of this Agreement by Company constitutes private and commercial acts;

5.5.7	This Agreement is properly executed on the part of Company and Company is entitled to enter into the same; and

5.5.8	Company agrees that it shall furnish such information as may be reasonably required by the Provider and/or any Government Entity.

6.	DELIVERIES

6.1	Unless otherwise set forth in this Agreement, the Provider shall deliver each Operational LRU and Main Element in accordance with Exhibits 10, 11 and 12, as the case may be, [*****] at the following address:

ATR Customer Support

C/O DHL Solutions

ZA du Pont Yblon

95500 Bonneuil en France

or at any other address the Provider may from time to time notify to the Company.

6.2	The Company shall return any Core Item, Unserviceable LRU (except engines which are dealt with in Clause 6.3 below) or Main Elements in accordance with Exhibits 10, 11 and 12 to the Provider, [*****] at the following address:

ATR Customer Support

C/O DHL Solutions

ZA du Pont Yblon

95500 Bonneuil en France – France

or at any other address the Provider may from time to time notify to the Company.

6.3	As a consequence of the above Clause 6, the Company shall be liable for any damage caused in transit to any LRU, Operational LRU, Unserviceable LRU, Core Items, Main Elements, replacement spare Main Element, whether resulting from inappropriate packaging on the part of the Company or otherwise, and Company shall bear all risk of loss and be liable for any Loss arising out of or in connection with their transportation.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7.	WORK ORDERS

In order to enable the Provider to provide the Company with the appropriate Maintenance Service, the Company shall place any Work Orders to the following address depending on the nature of the services requested:

7.1	Maintenance Service Work Order

For any Services the Company shall use the appropriate standard ATR Work Order form ref. 6-1 for standard exchange service, ref 6-2 for repair service and ref 6-3 to return a Core Item. All these forms are attached as Exhibit 6 and must be sent at the following address:

For any Services requested in standard and/or critical conditions

ATR SPARES DISTRIBUTION DESK

Tel: (33) 5 62 21 60 80 – Fax: (33) 5 62 21 60 90

For any Services requested in AOG conditions

A.O.G. Desk: Tel: (33) 5 62 21 62 00 – Fax: (33) 5 62 21 62 62

or at any other address the Provider may from time to time notify to the Company.

7.2	Work Orders follow-up

To obtain information on any Work Order the Company already placed, the Company shall contact the following service of the Provider:

For any Services requested in standard and/or critical conditions

ATR SPARES DISTRIBUTION DESK

Tel: (33) 5 62 21 60 80 – Fax: (33) 5 62 21 60 90

For any Services requested in AOG conditions

A.O.G. Desk: Tel: (33) 5 62 21 62 00 – Fax: (33) 5 62 21 62 62

or at any other address the Provider may from time to time notify to the Company.

8.	INSURANCES

8.1	At all times during the Term of this Agreement, the Company shall maintain in force aircraft and comprehensive general liability insurance, including, without limitation, death and personal injury and property damage cover in respect of incidents involving aircraft to a level comparable with airlines of a comparable size and profile. The Company shall, on reasonable request, provide the Provider with evidence of the insurance maintained in accordance with this Clause.

8.2	Company shall at its own expense procure and maintain in full force and effect throughout the term appropriate insurance policies to be approved by Provider in its absolute discretion covering all the items of the Stock for the full replacement value as provided in Clause 2.4 of Exhibit 10. Provider shall be named as sole loss payee on all loss and physical damage policies and as an additional named insured on any liability policies. Moreover, the Provider will be designated the beneficiary of the insurance against losses and will also benefit from the appropriate waiver of recourse and rights of subrogation. Prior to the Start Date and upon each renewal of any policy, Company will supply Provider with certificates of insurance compliant with the terms and conditions set out in Exhibit 10 to this Agreement.

8.3	Each case a spare Main Element is required to be delivered by Provider to the Company pursuant to Exhibit 12 part II, the Company shall be responsible before shipment by Provider, for the provision of adequate

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insurance policy covering all risks with respect to the replacement spare Main Element both when installed on an Aircraft and while removed from the Aircraft, for the full replacement value of the replacement spare Main Element, including but not limited to: transportation to and from the Company, Aircraft ground coverage, war risk, flight risk and fire insurance. The Company shall provide the Provider with a copy of such certificate of insurance prior to delivery of said Main Element or replacement spare Main Element, which shall be subject to the Provider’s approval in its sole discretion before the delivery of the spare Main Element.

8.4	Intentionally left blank

9.	WARRANTIES

From the date of Delivery of any item pursuant to the Agreement, the Company shall be entitled to the benefit of warranties, in respect of any item of these items depending on whether any such items are delivered new or used:

(i)	For new LRU the warranty period shall be managed as per the relevant conditions defined in each applicable OEM warranty manual and for ATR72-600 Aircraft in the relevant clauses of the Sale Agreement.

(ii)	For used LRU repaired and overhauled by the Provider, the warranty period for any such items starts on the date of Delivery and shall end [*****] thereafter, whichever shall be the sooner.

(iii)	New and/or used Main Elements Warranties are defined in the applicable OEM warranty manual.

10.	PRICES

The price payable for the Services shall be the sum of the prices set out in this Agreement which are established in accordance with the economic conditions prevailing in Two thousand and ten (2010) and shall be subject to escalation as set out in Section 10.5.1.

Prices for Interim Fleet set herein shall only be applicable until the phase-out of the Interim Fleet.

10.1	The lease payment payable for the lease of the Stock (based on the Stock technical contents defined in Exhibit 3 and 10), as from the Start Date is a [*****]

(i)	corresponding to [*****] per year of the Stock value which is set in Exhibit 10, Clause 2.4 if all the parts of the Stock are brand new; or

(ii)	in the event the Provider delivers Used Serviceable Items to the Company as set out in Exhibit 10 Clause 2.4, the [*****] set forth in Clause 10.1 (i) above shall be payable from the Start Date until the date on which the last item of the Stock is delivered. On such date the Provider will notify in writing to the Company the exact and definitive Stock Value, and the revised monthly lease payment based upon [*****] of such Stock Value. Promptly after delivery of the last item of the Stock, Provider shall issue a credit equal to the difference between the total amount of lease payments actually paid by the Company since the Start Date and the price the Company should have paid for the Used Serviceable Items delivered by Provider according to the provisions of this Clause 10.1 (ii); the definitive Stock Value shall be determined with prices of items of the Stock, based on the current ATR spare parts Catalogue sales price for brand new item or based on [*****] of the current ATR spare parts Catalogue brand new sales price for serviceable item depending on the status of the item delivered.

10.2	The price payable by Company to Provider for the Standard Exchange service set out in Exhibit 11, is as follows:

•	for Interim Fleet, ATR 72-200 aircraft:

[*****]

•	for Final Fleet, ATR 72-600 aircraft:
*	for a 72-600 fleet of up to [*****] aircraft:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

*	for a 72-600 fleet of [*****] aircraft or more:

[*****]

These prices are [*****] and assume the availabilities described on the list of LRUs defined in Exhibit 4.

10.3	The prices per airborne FH per Aircraft payable by Company to Provider for LRU, Main Elements, services set out in this Agreement are:

10.3.1	For LRU: [*****] per FH and per Aircraft, [*****]:

•	for Interim Fleet, ATR 72-200 aircraft:

[*****]

•	for Final Fleet, ATR 72-600 aircraft:

[*****]

10.3.2	For the Main Element services as defined in Exhibit 12 [*****] per Aircraft airborne FH or CY:

(i)	propellers (2ea):

For Final Fleet, 568F:

(a)	for maintenance

[*****]

Above propellers maintenance prices are defined as result of the following prices related to the maintenance of propeller hub, actuator, transfer tube and blades composing each propeller assembly:

Item	quantity	Aircraft age year 1 to 3	Aircraft age year 4 and beyond
Hub	1	[*****]	[*****]
Actuator	1	[*****]	[*****]
Transfer Tube	1	[*****]	[*****]
Blades	6	[*****]	[*****]

(b)	for availability [*****]

Additional flat rates here under shall be applied for the following operations, as applicable:

(a)	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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For Final Fleet, [*****]

[*****] and,

(b)	for each propeller blade nickel sheath replacement, a flat rate of:

For Final Fleet, [*****]:

[*****]

(ii)	Intentionally left blank

(iii)	landing gears (per shipset):

For Final Fleet, 72-600 landing gears:

(a)	for maintenance [*****], plus

(b)	for availability [*****]

10.4	Price for reconciliation

10.4.1	Intentionally left blank

10.4.2	Price for LRU removal rate reconciliation

Any point of difference, to be measured in units and tens, between the RRR and the MRR pursuant to the conditions set out in Clause I.3 of Exhibit 12, shall be invoiced or credited per airborne FH on the basis of:

For Final Fleet:

[*****]

For Interim Fleet:

[*****]

10.4.3	Anticipated scheduled Events

Parties agree that all prices for each Service subject to Scheduled Events are based on the achievement of the applicable maintenance program(s).

In case of deviation of the Scheduled Event maintenance program parameters by a number of [*****], such deviation shall be considered an Anticipated Event.

For any such Anticipated Event, whichever the context, Provider shall invoice Company the Lost Potential multiplied by the applicable price mentioned in Clause 10.3.

10.5	Prices adjustment

The adjustment conditions set out in Clauses 10.5.1 and 10.5.2 below [*****].

10.5.1	Commercial Conditions for price Adjustment

Prices of this Agreement will be adjusted [*****], in accordance with the following adjustment formula:

[*****]

where:

[*****]	is the [*****] for the year N+1,

[*****]	is the [*****] as determined by economical conditions of year N (current year),

[*****]	is the [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]	in the year N,

[*****]:	is the corresponding [*****] of the year N-1,

[*****]:	is the [*****] in the year N,

[*****]:	is the corresponding [*****] of the year N-1.

Escalation is subject to a [*****] for Stock, Clause 10.1, and Standard Exchange, Clause 10.2, services.

Escalation is subject to a [*****] for LRU repair service, Clause 10.3.1 and Clause 10.4.2.

Escalation is subject to a [*****] for Main Elements repair service, Clause 10.3.2.

Escalation is subject to a [*****] annual floor.

10.5.2	Technical Conditions for Prices Adjustment

Both Parties agree to modify the prices given in Clause 10 [*****] pursuant to Clause 11 if the operating parameters of the Aircraft, analyzed at the time of the adjustment (all calculations are made with figures corresponding to [*****]), change by more or less than [*****] with respect to the estimated values of the same parameters, considered at the time of commencement of this Agreement.

As from the date this Agreement enters into force, the Parties agree to take into account the following basic operating parameters as a reference for the above calculation:

(i)	[*****]

(ii)	[*****]

10.6	Specific conditions

10.6.1	Company’s Aircraft fleet change(s)

[*****]

10.6.2	Unused Aircraft

During the Term, should any Aircraft remain temporarily unused for less than (30) days by the Company for whatever reason, the Company shall not request or obtain from the Provider a change in prices or terms and conditions set out in this Agreement in Clauses 10 and 12.

10.7	Maintenance Provision - Phase-in invoicing

No later than the first Scheduled Event or Anticipated Event, the Company shall pay to ATR an amount (“Maintenance Provisions”) corresponding for each Main Element and/or their sub-assembly, to the number of FH accrued since the last overhaul or since new as applicable, multiplied by the applicable rate defined in Clauses 10.3.2 and 10.5 and applicable at the date of the first event.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Should any Aircraft be subject to a Maintenance Reserves Agreement with ATR or ATR affiliated company, above Maintenance Provisions shall be deducted from the applicable Maintenance Reserves still available into ATR or ATR affiliate’s account for each related individual Main Element and/or their sub-assembly as applicable.

10.8	Maintenance Provisions refundable at termination of the Agreement

10.8.1	Upon termination of this Agreement with respect to one or more Aircraft and/or Services in accordance with the terms of this Agreement (except as a result of a Company Default) (the “Termination Date”), the Provider shall reimburse the Company Maintenance Provisions related to each Main Element or their sub-component and/or such terminated Services covered by this Agreement based on [*****] of the amount set out in Clause 10.3.2 for maintenance services (the “Refund Amount”), taking into account the price applicable [*****] as per Clauses 10.5 and when applicable adjusted every [*****] as per Clause 10 and 11, for each FH or CY performed for Main Elements: between the re-installation on such Aircraft after the last shop repair or overhaul or exchange occurred under this Agreement, as evidenced in the relevant EASA, FAA, TC, or ANAC release form and ending on the Termination Date.

Should any Aircraft be an ATR and/or ATR affiliate’s property, then Refund Amount shall be reimbursed to the owner.

Provider shall only be required to reimburse the Refund Amount provided that:

(i)	the Company returned to the Provider all replacement spare(s) Main Element(s), items of the Stock, Core Items and Unserviceable LRU the Provider may have delivered or be expected from time to time according to the terms of this Agreement, and

(ii)	The Company paid to the Provider all due amounts, and

(iii)	The Company is not in Default of any of its obligations under this Agreement.

(iv)	The related maintenance service is not subject to payment on event.

10.8.3	It is also understood that airborne FH and/or CY to be taken into account for such a refund process are only those accrued on original Main Element(s) of Aircraft when fitted on Company’s Aircraft or alternatively spare(s) main elements of Company property. FH and/or CY accrued on replacement spare Main Element(s) provided by the Provider to the Company under this Agreement and/or any Main Element(s) different from those installed on Aircraft on the date they were originally delivered to the Company or not owned by the Company shall not be taken into account in this refund process.

11.	RECONCILIATION & AUDIT

During the Term, the Company shall provide the Provider with the actual number of airborne FH and cycles each Aircraft has accumulated during each Month, this information to be transmitted to the Provider not later than the tenth (10th) day of the immediately following Month. Furthermore, Company shall provide the Provider each Month with the detail per Aircraft of Main Element S/N installed/removed and their accrued FH and cycles.

Every [*****], the Parties will record the actual number of FH and/or CY accumulated in the preceding [*****] in order to reconcile the total amount due to Provider during the relevant [*****] period with the total amount actually paid by the Company for the preceding [*****] period.

Such half-yearly reconciliation may include if necessary any price adjustment to be performed in accordance with Clause I.3 of Exhibit 12 and Clause 10.

During the Term the Company shall at any reasonable time authorize the Provider and/or its agents to inspect the Company’s facilities or in any other place where the Aircraft or its records may be positioned with a previous notice of fifteen (15) Days, the exact number of accumulated FH and CY for any Aircraft and Main Elements or LRU operating or maintenance records.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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For the first year of Agreement reconciliation will take place every three (3) months.

12.	INVOICING AND PAYMENT TERMS

12.1	Without limiting the obligation of the Company to make payments as provided in Article 10 above, the Company undertakes to pay the Provider the following amounts in accordance with the payment terms specified in Clause herein.

The invoicing for the Interim Fleet will be treated through the Supplemental Rent Agreement(s) for each Aircraft of the Interim Fleet, except for Clauses 12.1.1 (iv) and (v), and Clauses 12.1.2 (iv) and (v), and Clauses 12.1.3 (iv) and (v), which shall be invoiced directly through this Agreement.

12.1.1	For the three (3) first Months from Start Date

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

(iv)	[*****]

(v)	[*****]

(vi)	[*****]

(vii)	[*****]

12.1.2	For the fourth (4th) Month to the twelfth (12th) Month from Start Date

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

(iv)	[*****]

(v)	[*****]

(vi)	[*****]

(vii)	[*****]

12.1.3	As from the thirteenth (13th) Month from Start Date

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

(iv)	[*****]

(v)	[*****]

(vi)	[*****]

(vii)	[*****]

12.2	Unless otherwise set out herein, the Company shall pay all invoices issued by the Provider pursuant to this Agreement:

(i)	within thirty (30) days after the date of the Provider’s invoice but in any case the payment date must be defined as the last day of the Month of reference for the services;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(ii)	in US Dollars;

(iii)	by swift wire transfer and

(iv)	to the following bank account :

NATIXIS

48, Allées François Verdier – BP 293 – 31005 TOULOUSE CEDEX

Bank Code: [*****] – Branch Code: [*****]

Beneficiary: Avions de Transport Régional G.I.E.

Bank Account: [*****] – Key: [*****]

IBAN Code: [*****]

or such other account as the Provider may from time to time notify in writing to Company.

For the sake of clarity, the date of Provider’s invoice will be ten (10) Days before the first day of the Month of reference for the services.

12.3	Payments due to the Provider hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Company shall procure that the sums received by the Provider under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all Taxes (including any tax required to be deducted or paid under the laws of in respect of amounts paid by Company to Provider), levies, imposts, dues or charges of whatever nature.

12.4	Any payment due to the Provider is payable on a day that is not a Business Day, such payment shall be payable on the immediately preceding Business Day;

12.5	If any payment due to the Provider is not received on the due date, without prejudice to any other of the Provider’s rights or remedies the Company shall in addition to payment of the price, pay interest at a rate per annum equal to the aggregate of [*****] on any sum remaining unpaid after the due date until the actual date of receipt by the Provider of the payment, such interest being calculated on a daily basis. The Company shall reimburse all costs and expenses (including legal costs) incurred in the collection of any overdue amount.

13.	SECURITY DEPOSIT

13.1	Upon signature of this Agreement, the Company shall pay to the Provider a cash deposit in an amount equal to:

(a)	as from the Start Date and up to the date the Company pays to the Provider a cash deposit according to Clauses 13.1 (b) and 13.2, the aggregate of:

(i)	[*****] provided to the Company by the Provider for the entire Interim Fleet, calculated as per above Clauses 10 and Clause 12.1.3, i.e. [*****]

(ii)	[*****] of the Stock value at Start Date, i.e. [*****], such amount shall be accordingly adjusted to Stock change as set in Exhibit 10,
(b)	as from the date of delivery of the first Aircraft of the Final Fleet, the aggregate of:

(i)	[*****] of Services provided to the Company by the Provider for the entire Final Fleet, calculated as per above Clauses 10 and Clause 12.1.3, i.e. US Dollars TBD ($ TBD),

(ii)	[*****] of the Stock value at the date of integration in this Agreement of the first aircraft of the Final Fleet, i.e. US Dollars TBD ($ TBD), such amount shall be accordingly adjusted to Stock change as set in Exhibit 10 to be held by the Provider pursuant to this Agreement (the “Security Deposit”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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13.2	The Provider agrees to waive the cash payment requirement for the Security Deposit, upon receipt of one (1) confirmed irrevocable Standby Letter of Credit reasonably acceptable to the Provider (in accordance with UCP for the documentary credit, 1993 revision, ICC publication N°500) for an amount equal to the amount of the Security Deposit set out in Clause 13.1 above (the “LOC”), and shall be confirmed by and domiciliated in NATIXIS, Toulouse, France.

13.3	The validity of the LOC shall exceed by [*****] the Term. However if the validity of the LOC, or the validity of the confirmation by NATIXIS, Toulouse, France is shorter than the Term plus [*****] the Provider agrees to waive the cash payment requirement for a period equal to the validity of the LOC or of the confirmation by NATIXIS, Toulouse, France (whichever is the shortest).

13.4	If the validity of the confirmation by NATIXIS, Toulouse, France and of the LOC have not been extended pursuant to the provisions of Clause 13.3, the Security Deposit will become immediately due and payable and the Provider will be entitled to withdraw such LOC.

13.5	The Security Deposit or LOC and any interest accrued thereon, will be the property of the Provider and will be non-refundable except as set out in this Agreement.

13.6	If, during the Term, the Company fails to comply with any of its obligations under or pursuant to this Agreement or any other agreement entered into between Provider and Company or is otherwise in Default hereunder or under any other agreement entered into between Provider and Company, the Provider may use, apply or retain all or any portion of the Security Deposit in or towards satisfaction of any sums due to the Provider by the Company hereunder or under any other agreement entered into between Provider and Company or to compensate or otherwise reimburse the Provider for any sums which it may in its discretion advance or expend as a result of any such failure or Default by the Company.

If the Provider so uses, applies or retains all or any portion of the Security Deposit such use, application or retention shall not be deemed a cure or waiver of any such failure or default, unless such application or retention has discharged in full the relevant sums then due and owing to the Provider by the Company and the Company shall, voluntarily or promptly upon written demand therefore, provide to the Provider with additional security in an amount sufficient to restore the Security Deposit to its original amount.

13.7	In the event of LOC being not in full force or for any reason ceasing to constitute the legal, valid and binding obligation of the issuer during the Term and, in the event that any such occurrence arises, the Company shall not within 15 (fifteen) calendar days of being notified by Provider of the occurrence of such an event have provided a replacement LOC, the Provider will have the right to terminate the Agreement by notice to the Company. The provisions of Clause 16.3 will then apply.

13.8	Subject to no Company Default having occurred and then continuing and/or any sums remain unpaid under or pursuant this Agreement or any other agreement entered into between Provider and Company, the Provider shall return to the Company (i) an amount equal to the balance of the Security Deposit not applied in accordance with this Agreement within [*****] calendar days after the termination or expiration of this Agreement.

14.	LIMITATION OF LIABILITY

14.1	THE TERMS AND CONDITIONS SET OUT IN ARTICLE 9 OF THIS AGREEMENT SET OUT PROVIDER’S ENTIRE LIABILITY WITH RESPECT TO ALL GOODS AND SERVICES SUPPLIED HEREUNDER AND COMPANY AGREES THAT, TO THE FULLEST EXTENT PERMIITED BY LAW, :

(I)	ALL OTHER CONDITIONS, WARRANTIES AND TERMS EXPRESSED OR IMPLIED BY LAW, STATUTE OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, ARE HEREBY EXPRESSLY EXCLUDED; AND

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(II)	THE PROVIDER SHALL NOT HAVE ANY LIABILITY IN CONTRACT OR IN TOR [*****] EXCEPT INSOFAR AS THE SAME RESULTS FROM WILLFUL MISCONDUCT OR GROSS NEGLIGENCE ON THE PART OF THE PROVIDER; AND

(III)	[*****]

14.2	NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS CLAUSE 14, NOTHING CONTAINED IN SUCH PROVISION SHALL AFFORD TO THE PROVIDER ANY WIDER EXCLUSION OF ANY LIABILITY OF THE PROVIDER FOR DEATH OR PERSONAL INJURY THAN THE PROVIDER MAY EFFECTIVELY EXCLUDE HAVING REGARD TO THE PROVISION OF ANY APPLICABLE LAW.

15.	INDEMNITY

THE COMPANY AGREES TO INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, LIABILITIES, SUITS, JUDGMENTS, EXPENSES, PENALTIES, FINES OR INDEMNITY PAYMENTS OF WHATSOEVER KIND AND NATURE INCLUDING, WITHOUT LIMITATION, FOR OR ON ACCOUNT OF, OR ARISING FROM, OR IN WAY CONNECTED WITH, INJURY TO OR DEATH OF ANY PERSONS (OTHER THAN PROVIDER’S EMPLOYEES OR REPAIR SHOPS’ EMPLOYEES) WHATSOEVER OR LOSS OR DAMAGE TO ANY PROPERTY OF ANY PERSON (ANY OF THE FOREGOING BEING REFERRED TO AS A “CLAIM”) AND REGARDLESS OF WHEN THE SAME SHALL BE MADE OR INCURRED, WHETHER DURING OR AFTER THE TERM WHICH MAY FROM TIME TO TIME BE IMPOSED ON, INCURRED OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES IN CONNECTION WITH THE COMPANY’S ACTIVITIES WHETHER UNDER THIS AGREEMENT OR OTHERWISE, EXCEPT TO THE EXTENT THAT SUCH CLAIM IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES.

16.	TERMINATION

16.1	Insolvency

During the Term, either Party may terminate all or part this Agreement pursuant to provisions of Clause 16.5 Termination Procedure, without prejudice to their rights and remedies under this Agreement and to the fullest extent permitted by Law, on the occurrence of one or more of the following events:

(i)	the other Party admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of creditors or becomes insolvent; and/or,

(ii)	the other Party files a voluntary petition under bankruptcy or insolvency law; and/or,

(iii)	the other Party petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; and/or,

(iv)	the other Party commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, reorganisation, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors; and/or,

(v)	the other Party becomes the object of any proceeding or action of the type described in above Clauses 16.1 (iii) and 16.1 (iv) and such proceeding or action remain undismissed or unstayed for a period of at least sixty (60) calendar days; and/or,

(vi)	the other Party is divested of a substantial part of its assets for a period of at least sixty (60) calendar days;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 25 of 70

16.2	Company’s Default

(a)	On the occurrence of one or more of the following events:

(i)	the Company ceases to operate the Aircraft for any reason whatsoever; and/or

(ii)	any Operational LRU and any replacement spare Main Element, delivered by the Provider to the Company pursuant to Exhibits 10, 11 and 12 to this Agreement is used on an aircraft which is not any Aircraft or to benefit to any third party not a party to this Agreement; and/or

(iii)	any Unserviceable LRU delivered by the Company to the Provider for repair or overhaul under this Agreement prove to come from an aircraft which is not any Aircraft; and/or

(iv)	any event or series of events occurs which, in the reasonable opinion of the Provider may be expected to have a material adverse effect on (i) the ability of the Company to comply with its obligations under this Agreement or (ii) the Company’s financial condition or business operations;

(v)	the Company fails to observe or perform any of its obligation expressed to be assumed by it under the Agreement;

and

(b)	such event (a “Company Default”) continues for a period of more than five (5) Business Days after the receipt of a notice of default by the Company from the Provider to correct such Company Default, then the Provider may without prejudice to its other rights under this Agreement, by written notice to the Company:

(i)	proceed by appropriate court action or actions to enforce performance of this Agreement, including the payment of all amounts due and payable by the Company to pursuant to this Agreement; and/or,

(ii)	proceed by appropriate court action to recover damages for Company Default; and/or,

(iii)	direct the Company to return the Stock forthwith, any Unserviceable LRU, any Core Item, any replacement Spare Main Elements and any leased Main Element (when applicable under this Agreement); and/or,

(iv)	repossess the Stock, any Unserviceable LRU, any Core Item, any replacement Spare Main Element, and any leased Main Element (when applicable under this Agreement) and the Company agrees that the Provider may enter onto the Company’s premises where the Stock, any Unserviceable LRU, any Core Item, any replacement Spare Main Element and any leased Main Element (when applicable under this Agreement) may be located or cause the Stock, any Unserviceable LRU, any Core Item, any replacement Spare Main Element and any leased Main Element (when applicable under this Agreement) to be re-delivered to:

ATR Customer Support

C/O DHL Solutions

ZA du Pont Yblon

95500 Bonneuil en France – France

and/or,

(v)	suspend all or part of this Agreement by way of notice of suspension which shall specify the Services and/or items undelivered or unfurnished on the date of such suspension for which such partial suspension shall be effective until such Company Default is corrected;

and/or

(vi)	terminate all or part of this Agreement as it considers appropriate in its absolute discretion pursuant to provisions of Clause 16.5 Termination Procedure.

16.3	Party’s Default

Either Party shall be entitled to terminate this Agreement during the Term pursuant to provisions of Clause 16.5 Termination Procedure, without prejudice to its other rights and remedies under this Agreement, if the other Party fails to observe or perform any of its obligation expressed to be assumed by

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 26 of 70

CONFIDENTIAL TREATMENT REQUESTED

it under the Agreement, and such failure (“Default”) if capable of being remedied, continues for a period of more than ten (10) calendar days after the receipt of a notice of default to remedy such Default.

16.4	Early Termination Fees

(i)	Notwithstanding the provisions of this Clause 16 and in addition to the latter and/or any other provision of the Agreement and provided that the Provider is not in Default, if the Agreement is terminated before the Term by the Company and/or following a Company Default, the Company shall pay to Provider an early termination fee equivalent of:before delivery of the first ATR 72-600 Aircraft:

[*****]

(ii)	after delivery of the first ATR 72-600 Aircraft:

[*****]

at least thirty [*****] after such early termination.

For the sake of clarity, if the Final Fleet is not integrated in the Agreement, only Clause 16.4 (i) will be applicable.

16.5	Termination Procedure

16.5.1	To the fullest extent permitted by Law and/or the Agreement, the termination of all or part of this Agreement, for any reason whatsoever, pursuant to Clause 3 or 16, as applicable, shall become effective within five (5) calendar days from receipt of a notice of termination by the relevant Party from the other Party, without it being necessary to take any further action or to seek any consent from the relevant Party or any court having jurisdiction;

16.5.2	The rights of a Party to terminate all or part of this Agreement pursuant to Clause 16 shall be without prejudice to its other rights and remedies available to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the relevant Party to perform its obligations under this Agreement;

16.5.3	If a Party decides to terminate part of this Agreement, the notice of termination shall specify the Services and/or items undelivered or unfurnished on the date of such termination for which such partial termination shall be effective;

16.5.4	Any Work Order placed prior to the termination of the Agreement shall remain valid, subject to (i) any sum due by the Company to the Provider under the Agreement and/or any other agreement between the Provider and the Company is paid and (ii), when applicable, the Company has paid in advance the relevant Work Order price;

16.5.5	Notwithstanding the provisions hereabove, and to the extent permitted by Law and/or the Agreement, if the Agreement is terminated following a Company Default, the Company will indemnify and pay to the Provider from time to time on demand against any Loss which the Provider may sustain or incur directly or indirectly as a result of such Company Default, including without limitation:

(i)	all costs and expenses incurred by the Provider in recovering possession of the Stock, any Unserviceable LRU, any Core Item, any Spare Main Element, any leased Main Element (when applicable under this Agreement) and in carrying out any works, repair, re-certification, overhaul or replacement required to put the Stock, any Unserviceable LRU, any Core Item, any Spare Main Element and any leased Main Element (when applicable under this Agreement) on condition and in storing and insuring following such repossession; and/or,

(ii)	all costs, expenses, loss of profit incurred and/or suffered by the Provider in remarketing the Stock.

The Provider will use reasonable endeavours to mitigate such Loss (to the extent within its control to do so), but it shall not be obliged to consult with the Company concerning any proposed course of action or to notify the Company of the taking of any particular action.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 27 of 70

16.5.6	Notwithstanding the provisions here above, and to the extent permitted by Law and/or the Agreement, if the Agreement is terminated following a Default, the Defaulting Party shall indemnify and pay to the Non-Defaulting Party from time to time on demand against any Loss which the Non-Defaulting Party may sustain or incur directly or indirectly as a result of such Default, including without limitation, all legal fees and out-of-pocket expenses, stamp, documentary, registration or other like duties, taxes or charges incurred by the Non-Defaulting Party and/or its professional advisers, in connection with enforcing, perfecting, protecting, or preserving (or attempting to enforce, perfect, protect or preserve) any of its rights, or in suing for or recovering any sum, under this Agreement.

The Non-Defaulting Party will use reasonable endeavours to mitigate such Losses (to the extent within its control to do so), but it shall not be obliged to consult with the Defaulting Party concerning any proposed course of action or to notify the Defaulting Party of the taking of any particular action.

16.5.7	Since the Security Deposit and any interest accrued thereon, is the property of the Provider and is not non-refundable except as set out in this Agreement, the Provider may, pursuant to Clause 13 - Security Deposit and without prejudice to any other rights and remedies available to it under this Agreement or by Law, use, apply or retain all or any portion of the Security Deposit in or towards satisfaction of any sums due to it by the Company hereunder or under any other agreement entered into between it and Company or to compensate or otherwise reimburse the Provider for any sums which it may in its discretion advance or expend as a result of any Company Default and/or Default by the Company.

16.5.8	If this Agreement is terminated upon the Expiry Date, the Company will indemnify the Provider and pay to the Provider from time to time on demand against any Loss which the Provider may sustain or incur directly or indirectly as a result of the Termination of this Agreement upon the Expiry Date, including without limitation:

(i)	any amounts the Company owes the Provider under this Agreement;

(ii)	all costs and expenses incurred by the Provider in recovering possession of the Stock, any Unserviceable LRU, any Core Item, any spare Main Element, any leased Main Element (when applicable under this Agreement) and in carrying out any works, repair, re-certification, overhaul or replacement required to put the Stock, any Unserviceable LRU, any Core Item and any spare Main Element on condition and in storing and insuring the Stock, any Unserviceable LRU, any Core Item, any spare Main Element and any leased Main Element (when applicable under this Agreement), following such repossession;

(iii)	all legal fees and out-of-pocket expenses, stamp, documentary, registration or other like duties, taxes or charges incurred by the Provider and/or the Provider’s professional advisers, in connection with enforcing, perfecting, protecting, or preserving (or attempting to enforce, perfect, protect or preserve) any of the Provider’s rights, or in suing for or recovering any sum, under this Agreement.

The Provider will use reasonable endeavours to mitigate such Losses (to the extent within its control to do so), but the Provider shall not be obliged to consult with the Company concerning any proposed course of action or to notify the Company of the taking of any particular action.

17.	CONDITIONS PRECEDENT

The Provider’s obligations hereunder shall be subject to each of the following conditions precedent having been met (or waived) to the Provider’s satisfaction at the latest the 10th calendar day from the date of signature of this Agreement:

(i)	The Registration form filled-in by the Company providing Provider with the administrative data necessary to enable correct administration of this Agreement including, without limitation, the invoicing address, delivery address, forwarding agent;

(ii)	Certified true copies of the constitutive documents of the Company, and certified true copies of a power of attorney or of the minutes of the meetings of the relevant corporate act of the Company (as the case may be) appointing and authorizing the relevant representatives and persons to sign this Agreement on behalf of the Company;

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 28 of 70

(iii)	An incumbency certificate setting out the names and signatures of the persons referred to in paragraph (ii) above;

(iv)	A fully executed original of this Agreement;

(v)	A statement signed by a duly authorized officer of the Company recording the status (s/n, TSN TSO CSN CSO TSHSI TSLSV) of each Main Element of each of the Aircraft as at the date of signature of this Agreement; and

(vi)	Certificates of insurance detailing the coverage of each policy and confirming the agreement of the approved underwriters to the insurance and reinsurance requirements of this Agreements in compliance with Clause 8; and

(vii)	the Security Deposit in compliance with provisions of Clause 13;

(viii)	Phase-in as set out in Clause 10.7.

18.	NOTICES

All notices and requests required or authorized hereunder shall be given in writing and in English (or, if not in English, with a certified English translation) either by personal delivery to an authorised representative of the Party to whom the same is given or by registered mail (return receipt requested) or by facsimile.

If there is a difference between the English language version of any such notice or request and any version in any other language, the English language version shall apply.

The date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail (return receipt requested) or by facsimile, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request.

The Provider shall be addressed at:

AVIONS DE TRANSPORT REGIONAL, G.I.E.

1, allée Pierre Nadot

31712 Blagnac CEDEX

France

Attention:	Mr Sébastien GOUAICHAULT

Fax +33 5 62 21 67 40

The Company shall be addressed at:

AZUL

Alameda Surubiju,

2010 Alphaville Industrial, Barueri

São Paulo, Brazil CEP 06455-040

Attention:	Mr. Gerald Lee (Legal Issues) and

Mr. Eduardo Ramos (Commercial Issues)

Fax 55 11 4134-9890

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19.	CONFIDENTIALITY

19.1	Confidentiality Obligations

Unless otherwise provided in this Agreement, this Agreement, any and all other related documents and any and all documents released by either of the Parties (the “Disclosing Party”) to the other Party (the “Receiving Party”) in conjunction with the transaction contemplated by this Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third Party.

In particular, the Receiving Party undertakes:

•	To keep the Confidential Information strictly confidential, not to deliver, disclose of publish it to any third Party including subsidiary companies and companies having an interest in its capital, except as otherwise agreed in writing by the Disclosing Party;

•	To use the Confidential Information solely for the purpose defined herein and except as otherwise expressly agreed in writing by the Disclosing Party, not to use the same or permit its use for any other purpose;

•	To disclose the Confidential Information only to those of its direct employees having a need to know such Confidential Information in order to make permitted use thereof, after having beforehand clearly informed such employees of the strictly confidential nature of the Confidential Information and caused them to observe said conditions of confidentiality. The Receiving Party shall be responsible for the correct performance of said obligations of confidentiality by its employees and shall keep up to date the list of its personnel, to whom Confidential Information is communicated, which list shall be made available to the Disclosing Party at its request;

•	not to make any press release concerning the whole or any part of the transaction contemplated by this Agreement (or of any future amendment hereto) without the prior consent of the other Party hereto;

•	not to duplicate the Confidential Information nor to copy or reproduce the same beyond the limited purpose of the Agreement;

•	not to disclose Confidential Information to any third Party, unless such third Party is acting at the instruction of the Receiving Party and such disclosure is reasonably necessary to accomplish one or more of the purpose of the Agreement; provided however, that prior to any such disclosure the following conditions is satisfied: the Receiving Party shall have obtained written prior approval of the Disclosing Party of such proposed disclosure, which approval may be not unreasonably withheld or delayed.

•	Immediately notify the Disclosing Party if a disclosure of Confidential Information is required by a governmental authority and to use all reasonable effort to assist the Disclosing Party in opposing such disclosure if applicable;

•	Upon discovery of any disclosure of Confidential Information, regardless of whether such discovery is intentional or inadvertent, the Receiving Party shall promptly notify the Disclosing Party and take all reasonable actions (i) to retrieve the disclosed Confidential Information, (ii) to destroy any unauthorised copies thereof and (iii) to stop further disclosure.

19.2	Non application of confidentiality obligations

The obligations of Receiving Party with respect to Confidential Information as set forth in Clause 19.1 above shall not be applicable to information which:

(a)	at the date of signature of the Agreement Party was part of the public domain other than by a violation of the Agreement, or any other non-disclosure agreement or the applicable law of any jurisdiction; or

(b)	was already lawfully known by the Receiving Party, as evidenced by written records bearing an unquestionable date, prior the signing of the Agreement by the Disclosing Party and was without restriction; or

(c)	was lawfully disclosed to the Receiving Party subsequently to the signature of the Agreement by a third Party which had not received the same directly or indirectly from the Disclosing Party and that such disclosure does not violate any non-disclosure agreement.

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CONFIDENTIAL TREATMENT REQUESTED

19.3	Permitted Disclosure of Confidential Information

Notwithstanding any provision to the contrary in the Agreement, the Receiving Party shall be entitled to disclose Confidential Information if required to do so:

(a)	by order of a court or government agency of competent jurisdiction, or

(b)	by any applicable law;

provided, however, that prior to making such disclosure, the Receiving Party shall if possible advise the Disclosing Party of the circumstances requiring such disclosure in order to afford the Disclosing Party sufficient advance notice to permit to raise any objections that it may deem appropriate.

19.4	Disclosing Party’s Proprietary Rights

Any Confidential Information shall remain the property of the Disclosing Party. The Agreement shall not be construed as granting or conferring to the Receiving Party, either expressly or by implication, any license or proprietary interest in or to any Confidential Information nor any right of use beyond the purpose expressly authorised herein.

No title to or other ownership interest in the Confidential Information is transferred except as specifically stated in the Agreement, and the Receiving Party hereby expressly disclaims any such rights or interests.

The Receiving Party hereby acknowledges and recognises that Confidential Information is protected by copyright laws and international treaty provisions.

This clause shall survive termination or expiry of this Agreement for a period of five (5) years following such termination/expiry.

20.	TAXES

The prices set out in this Agreement [*****] and [*****] shall not be required to pay and the [*****] shall bear, any present or future Taxes in any country on the delivery [*****] of goods and services to the Company pursuant to the requirements of this Agreement including the following:

(i)	Taxes levied on goods imported into or services to be delivered under this Agreement; and,

(ii)	Taxes levied on materials, equipments, tools and documentation imported temporarily which are required for the performance of this Agreement; and,

(iii)	Taxes levied in the Company’s country for goods or services delivered by Provider to the Company; and,

(iv)	Value Added Taxes, sales tax, services tax, or any similar taxes imposed in any country, on goods or services delivered to the Company.

In the event any of the items above are levied upon Provider, Provider shall immediately notify the Company. The Company, within five (5) Business Days of receipt of such notification from Provider shall either cause the charge to be waived or pay the charges directly. For those items above that Provider is required by law to pay, Provider will charge the Company and the Company shall reimburse Provider in an amount which leaves the Provider in the same economic situation as if such payment of charges and reimbursement thereof had not been required.

If the Company is required by Law to make a withholding of taxes on the payments due to Provider under this Agreement, the Company shall bear the cost of these expenses so that the payment received by Provider after such withholding tax shall be the same amount of the prices described herein.

For sake of clarity, Provider shall bear the French income tax assessed on Provider’s income and net profits in France.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 31 of 70

21.	SEVERABILITY

If at any time any provision of this Agreement is or becomes illegal, invalid or cannot be enforced in any respect in any jurisdiction, neither:

(i)	the legality, validity or enforceability in that jurisdiction of any of the other provisions of this Agreement; or

(ii)	the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement,

will be affected or impaired thereby.

22.	WHOLE AGREEMENT

This Agreement is the whole agreement between the Provider and the Company for providing the Services and supersedes and replaces all previous agreements, understandings, commitments or representations whatsoever whether oral or written.

23.	AMENDMENTS

This Agreement may only be varied or amended by a written document duly executed by both Parties or by their duly authorized representatives.

24.	ASSIGNMENT

The Company may not assign or transfer all or part of its rights and obligations under this Agreement to any person without the written consent of the Provider, which consent shall not be unreasonably delayed or withheld. The Provider may at any time assign or transfer all or part of its rights and obligations under this Agreement to any person provided that such assignment or transfer is notified to the Company.

25.	GOVERNING LAW & JURISDICTION [INCLUDE PROVISION FROM PURCHASE AGREEMENT]

25.1	Governing Law

Pursuant to and in accordance with Section 5-1401 of the New York General Obligations Law, the Parties hereto agree that this Agreement in all respects shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. as applied to contracts to be performed wholly within the State of New York (Exclusive of Section 7-101 of the New York General Obligations Law which is inapplicable to this Contract).

25.2	Arbitration

Any dispute (a “Dispute”) arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity) shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (ICC) (the “Rules”), which Rules are deemed to be incorporated by reference into this arbitration agreement.

The arbitral tribunal shall consist of three (3) arbitrators. The seat of arbitration shall be New York, U.S.A. All hearings shall take place in New York, New York and the language of the arbitration shall be English.

The governing law of this arbitration agreement shall be the substantive laws of the State of New York, U.S.A.

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26.	MISCELLANEOUS

26.1	The time stipulated in this Agreement for all payments by Company to the Provider and for the Provider to perform its obligations under this Agreement shall be of the essence.

26.2	Clauses 16, 21 and 22 and any obligation to pay liquidated damages and/or Clauses which by their terms are expressly intend to survive the expiry or termination of this Agreement shall survive and continue in full force and affect notwithstanding the expiration or any termination of the Agreement. The obligations of the Parties with respect to indemnities under this Agreement and all other obligations of the Parties which by nature are intended to survive the termination of this Agreement shall survive notwithstanding the termination of all or part of this Agreement.

26.3	Each Party shall, and shall use all reasonable endeavours to procure that third Parties shall, execute and sign such documents and do such acts and things as any other Party shall reasonably request in order to carry out the intended purpose of this Agreement or to establish, perfect, preserve or enforce that Party’s rights under this Agreement.

26.4	Negation of Waiver: failure of either Party at any time to enforce any of the provisions of this Agreement shall not be construed as a waiver or forbearance by such Party of such provisions or in any way affect the validity of this Agreement or part thereof.

26.5	Relationship of the Parties: the relationship of the Parties hereto shall be that of independent Parties and not that of principal and agent. Neither Party shall represent itself as the agent of the other.

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This Agreement has been executed in two (2) original copies in the English language and shall be subject to Provider’s board approval which will have to be released within thirty (30) Days from the signature of this Agreement.

On behalf of:		On behalf of:

AZUL		AVIONS DE TRANSPORT REGIONAL
(Company)		(Provider)

Signed by:	Gerald B. Lee	Signed by:	Luigi Mollo

Function:	Director	Function:	Vice-President Commercial Customer Services

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 34 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1 – LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 35 of 70

EXHIBIT 2 – “Intentionally Left Blank”

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3 – STOCK

The following Exhibit 3 is composed of three (3) pages, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-BUS POWER,AC	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	CONTROL UNIT-GENERATOR,DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER,KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY,KG	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC,AUXILIARY,DC	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED

[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	LEVER-CONTROL,L/G	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR,SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION,WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED,STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 39 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED,AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	INDICATOR-NP,PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE,HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED,KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY,INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 40 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4 – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES

The following Exhibit 4 is composed of six (6) pages, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 41 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	CONTROLLER-TEMPERATURE	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	EXTRACTOR-WATER	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-GASPER	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	INDICATOR-COMPT/DUCT TEMP	[*****]
[*****]	REGULATOR-PRESSURE	[*****]
[*****]	SELECTOR-TEMPERATURE	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	VALVE CHECK-AIR BLEED	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	VALVE-CHECK,ECS DISTRIBUTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-HOT BYPASS	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	ROD-DYNAMOMETRIC,ELEVATOR	[*****]
[*****]	ROD-DYNAMOMETRIC,RUDDER	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 42 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	DECODER-SELCAL	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	SELECTION PANEL-SELCAL CODE	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	AMMETER-BATTERY CH/DISCH	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	CONTROL UNIT-BUS POWER,AC	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	CONTROL UNIT-GENERATOR,DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	PANEL-AC/DC PARAMETER MEASURING	[*****]
[*****]	RELAY	[*****]
[*****]	RELAY	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSFORMER-GROUND POWER CURRENT,AC	[*****]
[*****]	TOILET-PSU	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	DETECTOR UNIT-ENGINE OVERHEAT	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	AILERON GUST-LOCK ACTUATOR	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	CENTERING UNIT-RELEASABLE	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 43 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DAMPER-RUDDER	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	RESTRICTOR-FLAP VALVE BLOCK	[*****]
[*****]	FLOW,EXTN LI	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	ACTUATOR-FUEL CROSSFEED VALVE	[*****]
[*****]	ACTUATOR-FUEL LP VALVE	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	CLINOMETER-ROLL ATTITUDE	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER,KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY,KG	[*****]
[*****]	INDICATOR-FUEL TEMP,TANK	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	PRESELECTOR-FUEL QUANTITY,KG	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	VALVE-CROSSFEED	[*****]
[*****]	VALVE-FUEL LP	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	ACCUMULATOR-LINE	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	INDICATOR-PRESSURE,TRIPLE	[*****]
[*****]	MODULE-PRESSURE	[*****]
[*****]	PUMP-ELECTRIC,AC	[*****]
[*****]	PUMP-ELECTRIC,AUXILIARY,DC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	CONTROLLER-DE ICING,STANDBY	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	HEATER-DUAL DISTRIBUTOR VALVE	[*****]
[*****]	MOTOR-WIPER,CAPTAIN	[*****]
[*****]	MOTOR-WIPER,F/O	[*****]
[*****]	RESISTOR-HORN ANTI ICING,LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING,LH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI ICING,RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI-ICING,RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING,RUDDER	[*****]
[*****]	SEPARATOR-WATER	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 44 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	INTERFACE UNIT AIRCRAFT PERFORMANCE	[*****]
[*****]	(APIU)	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	QUICK ACCESS RECORDER	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	LEVER-CONTROL,L/G	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-RELIEF,LOW PRESSURE	[*****]
[*****]	VALVE-SELECTOR,LG	[*****]
[*****]	VALVE-SELECTOR,SWIVEL	[*****]
[*****]	VALVE-SOLENOID,N/W STEERING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION,WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-LOGO	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN,LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN,RH	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	ADAPTER BOX,ADF/ATC	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY,MILLIBARS	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 45 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	AMPLIFIER-AUDIO MIXER	[*****]
[*****]	ANTENNA-RADIO-ALTIMETER RECEPTION	[*****]
[*****]	AUXILIARY FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	COMPENSATOR-REMOTE MAGNETIC	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONVERTER-ANALOG/DIGITAL	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED,STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	MULTISYSTEM CONTROL DISPLAY UNIT-GNSS	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION (GNSS syst.)	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	CYLINDER-OXYGEN (PORTABLE)	[*****]
[*****]	INDICATOR-OXYGEN HP	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	CONTROLLER-AIR LEAK DETECTION	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 46 of 70

CONFIDENTIAL TREATMENT REQUESTED

[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED,AIR BLEED	[*****]
[*****]	VENTURI-HP	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	CONTROL UNIT-ARMOURED COCKPIT DOOR	[*****]
[*****]	ACTUATOR-PNEUMATIC	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	ELECTROVALVE	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	INDICATOR-NP,PROPELLER	[*****]
[*****]	INTERFACE UNIT-PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	SWITCH-PRESSURE,HYDRAULIC	[*****]
[*****]	SYNCHROPHASER-PROP	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED,KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY,INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 47 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 5 – EXCLUSIONS TO THIS AGREEMENT

1.	General Provisions

The repair and overhaul of the following units and systems and following cost or rectification due to the events set forth below are expressly excluded from this Agreement:

•	1 - ATA 32 (Landing gears)

•	Wheels, brakes and tires.

•	2 - ATA 61 (Propellers) – 71 to 80 (Engines)

•	Engines Q.E.C. kits, wiring harness, ejector fuel waste,

•	Engine shockmounts (rubber cushions are consumables)

•	Engine fire extinguisher bottles, and bottle-heads, igniter plugs

•	Propellers bottom seals and brush-blocks

•	Propeller brake disks change

•	Engine Control Trend Monitoring & boroscope inspections performance and data sort out

•	3 - ATA 24 (Electrical Power)

•	All batteries (normal and emergency), included those for emergency power supplies,

•	All batteries of ULB (DFDR and CVR beacons),

•	ELT batteries

•	Starter-generator brushes change (unless when due during overhaul)

•	4 - ATA Chapter 25 (Cabin interiors/Equip-Furnishing) – 30 – 35 – 38 – 49 – 52 to 57 (Structural-Airframe)

•	All components of ATA chapters 25 – 38 – 49 – 52 (except the ones listed into Exhibit 4 – Pool coverage) – 53 to 57

•	Performance of Line/service checks, A checks [*****] but component repair and/or standard exchange are available according to Exhibit 11 and Exhibit 12

•	Performance of C checks [*****] calendar and cyclic visits but component repair and/or standard exchange are available according to Exhibit 11 and Exhibit 12

•	All lining panel, carpets, cabin windows, cockpit windscreens

•	All doors and associated systems, however the cargo door actuator unit is covered by the Agreement

•	All seats (crew and passengers)

•	Strip lights

•	Oxygen masks and crew breathing hoods

•	Cockpit and cabin oxygen bottles, Cockpit and cabin extinguishers, and extinguishers bottle heads

•	Crew and passengers life vests

•	Cockpit windshields and cabin windows

•	All galleys, galley fittings and galley sub-components, hot jugs, oven

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 48 of 70

CONFIDENTIAL TREATMENT REQUESTED

•	Toilets and their related components and consumables

•	5 - VARIOUS

•	All items of low value (U.P. brand new less than [*****] pursuant to ATR prices)

•	All expendable items (consumables, parts that are not repairable i.e. that cannot be repeatedly rehabilitated to a fully serviceable condition by disassembling the unit, inspect, repair or replace internal parts damaged or faulty, according to OEM maintenance manuals)

•	Units received in incomplete condition or without data (TSN, TSO, CSN, CSO, log books, Warr. Claim, as applicable): related additional invoices may be issued

•	Units received in damaged conditions due to Abnormal Use, mishandling, incorrect storage or FOD

•	Embodiment of modifications to comply with AD or SB recommended/optional modification required by Company except for Stocks items

•	Replacement or repair of unapproved or non traceable hardware or consumable or component items

•	CVR and DFDR memory and/or tape read outs

•	Fire sensing loops and relevant elements

•	Component installed by retrofit pursuant to STC apart from Aircraft manufacturer involvement

•	Transportation costs & risks for all shipping to & from ATR Logistic center or the designed overhaul shop for Main Elements

2.	Exclusions from the standard exchange service set out in Exhibit 11

The following activities, services, repairs, replacements, and their related costs (labor and parts) are not covered by the prices set out in Clause 10 and the Company shall bear their cost and expenses, in addition to the prices set out in Clause 10:

(i)	solve any or all Airworthiness Directive(s) requirements, such as incorporation of mandatory modifications or any optional modification on LRU(s) and/or on Aircraft, or

(ii)	arrange LRU(s) fitted on Aircraft to comply with Aircraft redelivery conditions or delivery conditions to a third Party, or

(iii)	arrange any part of Company own inventory if any, to be replaced, or maintained, re-certified, tested, checked, for stock management and/or maintenance reasons (shelf life, cure dates, …).

3.	Exclusions from the LRU maintenance service set out in Exhibit 12 part I:

The following activities, services, repairs, replacements, and their related costs (labor and parts) are not covered by the prices set out in Clause 10 and the Company shall bear their cost and expenses, in addition to the prices set out in Clause 10:

the repair of an Unserviceable LRU or additional costs resulting from Abnormal Use, hard handling, corrosion, abrasion and/or missing item(s), except to normal wear and tear.

(i)	Provided Company was notified of missing data and if such data was not provided within (7) days of notification, then any delay incurred in repairing or overhauling any Unserviceable LRU due to the lack of data from the Company, such as but not limited to: the warranty claim, TSN, CSN, TSO, CSO information when applicable;

(ii)	the repair or overhaul of any Unserviceable LRU should it be required to be performed pursuant to any Aircraft redelivery conditions or delivery conditions to any third Party;

(iii)	LRU modification costs, as specified in Clause I.5 of Exhibit 12, including those which would be required to be incorporated on any Unserviceable LRU delivered to the Provider by the Company as a standard exchange counterpart, to upgrade it at the same technical standard as an LRU delivered by the Provider to the Company pursuant to Clause 3.2 of Exhibit 11;

(iv)	any cost and expense, direct and/or indirect, that may arise out of or may be connected with any additional technical expertise and/or counter expertise to be performed on any LRU, at the Company’s request, in the event the Company challenge the Provider’s primary expertise, or repair cost estimation, or repair solution.

(v)	The replacement of any Unserviceable Line Replaceable Units found Beyond Economical Repair and/or Technically Non Repairable.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 49 of 70

4.	Exclusions from the main elements maintenance service set out in Exhibit 12 part II:

The following activities, services, repairs, replacements, and their related costs (labour and parts) are not covered by the prices set out in Clause 10 and the Company shall bear their cost and expenses, in addition to the prices set out in Clause 10:

(i)	all costs of technical modifications that may be incurred due to the embodiment on Main Elements of Airworthiness Directives, Service Bulletins, optional or recommended modifications;

(ii)	the costs of maintenance, repair or replacement of items and systems listed in Exhibit 5 or the use of unapproved or non traceable engine, propellers or landing gears hardware or component and related to the Main Elements;

(iii)	the maintenance and repair costs relating to any failure of the Company to observe or comply with its obligations under this Agreement;

(iv)	the replacement cost of a Main Element or part of Main Element that is declared not repairable and/or BER and/or TNR; or

(v)	the repair or replacement costs of parts due to internal or external corrosion findings, except to normal wear and tear

In addition, the Provider may refuse to lease any replacement spare Main Element should it be required to solve any or all Airworthiness Directives requirements or to perform any staggering program or to arrange the Main Element complying with Aircraft redelivery conditions, in the event that the Company fails to perform the line check/maintenance tasks as set out in the OEM manual and/or the Aircraft Maintenance Manual, as applicable, and/or the conditions specified in Clauses II.1.2, II.2 and II.3 of Exhibit 12.

5	Intentionally left blank

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 50 of 70

EXHIBIT 6 - ATR STANDARD WORK ORDER FORMS

ORDER DATE: Page 1/1

STANDARD EXCHANGE ORDER NUMBER: (This form must be faxed to the number hereunder mentioned.)

FROM:	TO (Shipping address):

COMPANY NAME:	ATR Customer Services

AZUL	C/O DHL Solutions ZA du Pont Yblon 95 500 Bonneuil-en-France FRANCE Fax: +33 562 21 60 90

Sender:	Phone: +33 542 21 60 80

Fax:	AOG fax: +33 562 21 62 62

Phone:	AOG phone: +33 542 21 62 00

DATA RELATED TO STANDARD EXCHANGE REQUEST

	TYPE:	WARRANTY TYPE

A/C DATA	REGISTRATION:	VENDOR (OEM) : YES ☐ NO ☐

	MSN:	REPAIR : YES ☐ NO ☐

DELIVERY LEAD-TIME REQUIRED:		AOG ☐ CRITICAL ☐

REQUESTED UNIT DATA	REQUESTED PART HUMBER:
DESIGNATION:
REASON:

DATA RELATED TO CORE UNIT REMOVED FROM AIRCRAFT

PART NUMBER:

SERIAL NUMBER:

DESIGNATION:

REMOVAL DATE:

REASON FOR REMOVAL:

SHIPPING ADDRESS IF DIFFERENT FROM STANDARD SHIPPING ADDRESS

REMARKS

ATR Global Maintenance Agreement	ATR form ref 6-1

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 51 of 70

ORDER DATE:

REPAIR ORDER NUMBER:

This form must be enclosed inside the box with the unit and an advance copy must be faxed to the Front desk number mentioned hereunder or to the Warranty Desk in case of warranty claim.

FROM:	TO (Shipping address):

COMPANY NAME: AZUL	ATR Customer Services C/O DHL Solutions ZA du Pont Yblon 95 500 Bonneuil-en-France FRANCE

Sender:

Fax:	Front desk fax: +33 562 21 62 80 Warranty desk fax: +33 562 21 67 40

Phone:	Front desk phone: +33 562 21 60 80 Warranty desk phone: +33 562 21 64 31

DATA RELATED TO REMOVED UNIT

A/C DATA	TYPE:	MSN:	FH:
	REGISTRATION:		CY:

UNIT DATA	PART NUMBER:		TSN
	AMENDMENT:		CSN:
	SERIAL NUMBER:		TSO:
	DESIGNATION:		CSO:

REASON FOR REMOVAL

WARRANTY COVERAGE

UNIT ORIGIN:	ATR ☐	OEM ☐	FWD FIT ☐	WARRANTY TYPE:

ORIGINAL PO:				VENDOR (OEM):	YES ☐	NO ☐

ATR INVOICE:				REPAIR:	YES ☐	NO ☐

DELIVERY DATE:				ATR SPARES:	YES ☐	NO ☐

FH SINCE DELIVERY DATE :

REQUESTED WORK
REPAIR OVERHAUL BENCH TEST	☐ ☐ ☐	MODIFICATION ☐ (Please indicate the requested SB and final P/N)

OTHER WORKS TO INCORPORATE / REMARKS

ATR Global Maintenance Agreement	ATR form ref 6-2

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 52 of 70

ISSUE DATE: Page 1/1

STANDARD EXCHANGE CORE UNIT RETURNED TO ATR POOL STOCK This form must be enclosed inside the box with the unit.

FROM:	TO (Shipping address):

COMPANY NAME: AZUL	ATR Customer Services

C/O DHL Solutions ZA du Pont Yblon 95 500 Bonneuil-en-France FRANCE

Sender:

Fax:

Phone:

DATA RELATED TO UNIT DELIVERED BY ATR
STANDARD EXCHANGE ORDER NUMBER:
PART NUMBER:
SERIAL NUMBER:

DATA RELATED TO CORE UNIT REMOVED FROM AIRCRAFT
A/C DATA	TYPE:	MSN:	FH:
	REGISTRATION:		CY:
CORE UNIT DATA	PART NUMBER:		TSN:
	AMENDMENT:		CSN:
	SERIAL NUMBER:		TSO:
	DESIGNATION:		CSO:

REASON FOR REMOVAL

WARRANTY COVERAGE
UNIT ORIGIN:	ATR ☐	OEM ☐	FWD FIT ☐	WARRANTY TYPE:
ORIGINAL PO:				VENDOR (OEM):	YES ☐	NO ☐
ATR INVOICE:				REPAIR:	YES ☐	NO ☐
INSTALLATION DATE:				ATR SPARES:	YES ☐	NO ☐
REMOVAL DATE:

ATR Global Maintenance Agreement	ATR form ref 6-3

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 53 of 70

EXHIBIT 7 – ADDITIONAL STOCK

The following Exhibit 7 is composed of xxx (x) pages, into which are listed XXX XXXX XXXX XXXXX (XX) part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

TBD

AZUL –ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 54 of 70

EXHIBIT 8 – “Intentionally Left Blank”

EXHIBIT 9 – “Intentionally Left Blank”

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 55 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 10 – LEASE OF THE STOCK

1.	Stock Availability

The Provider agrees to lease the Stock to Company and Company agrees to take the Stock on lease for positioning at the Storage Location, Rodovia Santos Dumont, Km 66, Jardim Itatinga, Campinas – São Paulo, Brazil CEP 13052-970. The provision, holding, use and disposal of the Stock and its review shall be subject to the terms and conditions of this Agreement.

The Stock is initially adapted to the Interim Fleet and shall be amended as required for Final Fleet Aircraft integration in this Agreement according to Clause 6 of this Exhibit 10.

2.	Provision and value of the Stock

2.1	The Stock is composed of items defined in Exhibit 3, which may be either brand new items or Used Serviceable Items depending on availability of each item of the Stock into Provider’s inventory at the time of their respective delivery.

2.2	The Stock is governed by this Agreement until it is (i) either returned to the Provider at the Expiry Date, (ii) purchased by Company in accordance with Clause 6 hereunder, or (iii) upon redelivery of the Stock to Provider after the termination of this Agreement pursuant to Clause 16 of this Agreement.

2.3	The Stock shall be provided to Company by Provider for the duration of the Term provided Company has met each of the Conditions Precedent set out in Clause 17 of the Agreement to the satisfaction of the Provider before the Start Date.

2.4	The Stock total value of Exhibit 3 list, under economic conditions 2010, shall be: [*****] at Start Date.

2.5	The Stock total value of Exhibit 7 list, under economic conditions 2010, shall be: US Dollars TBD ($ TBD)

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, i.e. [*****]

3.	Delivery

3.1	The items of the Stock will be delivered by Provider to Company, with the relevant airworthiness documents (certificate of conformity, ANAC SEGVOO 003 or EASA Form 1 or FAA Form 8130-3, as applicable), [*****] ATR stores located at the address set forth in Clause 6.1 of this Agreement, or such other location as Provider may from time to time notify to Company.

3.2	Delivery of the Stock shall take place gradually. Provider shall use its reasonable efforts to deliver [*****] of the items of the Stock (in quantity) within [*****] calendar days from the Start Date.

3.3	Notwithstanding the fact that the Provider is the owner of the Stock, all risks whatsoever and howsoever relating to or arising in connection with the Stock and any item of the Stock, shall be transferred to, vested in and borne by the Company as from the delivery of each item of the Stock by Provider to Company.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 56 of 70

CONFIDENTIAL TREATMENT REQUESTED

3.4	Company shall be responsible for and proceed to custom clearance of any item of the Stock. Within a Maximum [*****] lead time from the date any item of the Stock or the Stock is delivered, Company shall provide Provider with evidence that any fees, customs duties, and customs declarations has been paid and made, failing which Provider may consider such failure as a Company Default pursuant Clause 16 of this Agreement.

4.	Management and Handling Procedures

4.1	Location

(i)	Company shall keep the Stock in secured warehouse facilities at the Storage Location, the use of which is reserved for storing and protecting the Stock owned by Provider. These facilities shall be separated from any areas used to store any other equipment and the Storage Location shall be clearly marked with the inscription “ATR PROPERTY”. All the items of the Stock will be stored with their corresponding documentation.

(ii)	Company agrees to maintain the Stock by applying the best standard methods for storage and maintenance as required by applicable EASA or equivalent ANAC regulations at its own maintenance and storage costs, particularly for parts subject to limited shelf life or cure date.

(iii)	Company shall promptly notify the Provider any loss or damage to the Stock whilst under its management.

(iv)	Prior to the Delivery Date and upon each renewal of any policy, the Company shall supply the Provider with certificates of insurance compliant with the terms and conditions set out in Clause 8 of this Agreement.

(v)	If at any time during the term, the Storage Location is not owned by the Company and is leased from a third Party, the Company shall advise the Provider of the name and address of the owner or landlord of such facilities or if any change of the owner or landlord occurs. It shall be the responsibility of the Company to notify said owner or landlord of the Provider’s right of ownership in and to the Stock and copy the Provider of such notification.

(vi)	The Company agrees to assume liability for and to indemnify and keep harmless Provider against any loss, cost, expense (including the fees of professional advisers and out of pocket expense), financial liability, taxes, damage or monetary loss of any kind which Provider may suffer or incur as a consequence of the loss or damage to any item of the Stock.

4.2	Use and Repair

The Company shall be entitled to, provided no Company Default has occurred and is continuing, withdraw and use any of the items of the Stock in accordance with its operational needs, solely for the remedy of parts associated defects on the Aircraft covered under this Agreement.

The Company shall return to Provider any unserviceable item removed from the Aircraft with a Work Order for repair within [*****] from the withdrawal of the corresponding item from the Stock. Provider shall repair such item in accordance with the provisions of Exhibit 12 and deliver to the Company an item similar to the item withdrawn from the Stock with the relevant associated airworthiness documentation (i.e. a certificate of Compliance and the ANAC SEGVOO 003 or EASA Form one or the form N°8130-3 FAA or TCA 24.0078, as applicable, and when applicable the log book duly filled with any technical information). The Company shall place any such replacement item into the Stock.

In the event that the unserviceable item removed from the Aircraft cannot be repaired (copy of the repair shop report will be given to the Company) or is declared BER, and is not covered by the LRU repair and overhaul service as defined in Exhibit 12 , the Company shall:

(i)	Purchase, at its own costs and expenses, a serviceable replacement item (equivalent to that removed from the Stock for fitment to the Aircraft) which shall be placed in the Stock, or

(ii)	place a chargeable purchase order with the Provider for the provision of a replacement item (brand new or serviceable) and pay the Provider for such replacement item at which time the Provider shall deliver such replacement item to the Company which will place it into the Stock.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 57 of 70

CONFIDENTIAL TREATMENT REQUESTED

In the event that the unserviceable item removed from the Aircraft cannot be repaired (copy of the repair shop report will be given to the Company) or is declared BER and/or TNR, and is covered by the LRU repair and overhaul service set out in Exhibit 12, the provisions of Clause I.6 of Exhibit 12 shall apply to such unserviceable item which shall be deemed an Unserviceable LRU.

Should the Company place a Standard Exchange work order in accordance with Exhibit 11 to replace any item of the Stock which has been withdrawn from the Stock to replace a similar unserviceable item removed from any Aircraft, then after repair and/or overhaul of such unserviceable item removed from the Aircraft, the Provider will place such item into the Pool and will not deliver it to the Company.

4.3	Inventory

The Provider or its agent shall have the right to inspect the Stock and to audit any records relating thereto at any reasonable time upon giving prior written notice to the Company. The Company shall provide full access to enable the Provider to conduct periodic inventory inspection of the Stock.

Should any part of the Stock be missing, partially or totally damaged, or has not its appropriate airworthiness documentation at the time the Provider or its agent carries out its inspection/audit, and if the Company cannot justify the part being under repair, the Company shall have a period of [*****] to remedy the situation to the satisfaction of the Provider, failing which, the Provider shall invoice the Company the price for any such lost or damaged item at the ATR spare parts catalogue price applicable at the date of such invoice.

5.	Purchase Option

[*****]

In the event the Company purchase part of the Stock, the Parties agrees to modify accordingly the price indicated in Clause 10.1 of the Agreement, to take into account only a fixed monthly lease rental for the remaining items of the Stock.

6.	Modifying the Composition of the Stock

Upon either Party’s request, the Parties agree to review the content of the Stock especially for 72-600 entry into service and “return” of 72-200 parts. The Company may, following such agreed amendment of the Stock, return to Provider any item of the Stock, or request the Provider to replace any item within the Stock with another item subject to the following conditions:

(i)	the item returned by the Company by the Company since the Start Date, is received by the Provider in serviceable condition, in its original packaging and with all appropriate airworthiness documents;

(ii)	the item shall be returned in accordance with the provisions of Clause 6.2 of this Agreement; and

(iii)	if an item is returned to the Provider from the Stock, the value of the Stock shall be modified by subtraction of the initial value of the concerned item; and

(iv)	if an item is added to the Stock, the value of the Stock shall be increased pursuant to the ATR Spares Catalogue price for the added item at the economical condition of the moment the stock is modified.

The Company shall be responsible for and pay any costs incurred by the return to Provider and/or replacement of such items of the Stock, including but not limited to transportation costs, customs duties, formalities and commissions, re-certification fees if documents are missing or damages are found.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 58 of 70

CONFIDENTIAL TREATMENT REQUESTED

7.	Purchase or Return of the Stock

7.1	Promptly on the Specified Date or on the Expiry Date, and subject to Clause 5 of this Exhibit 10, the Company shall have the option to:

(i)	[*****]

(ii)	re-deliver the items of the Stock to the Provider in accordance with Clause 6.2 of the Agreement or to any other address indicated from time to time by Provider to the Company, in accordance with the following terms and conditions.

7.2	In the event that any items are delivered back to the Provider without the appropriate airworthiness documentation, or whenever the parts are returned without the original documents supplied by the Provider, or if the Provider has to test, to replace or to repair such returned item(s) of the Stock due to damage or deterioration as a result of incorrect storage, inappropriate packaging and/or transport, or for any other reason whatsoever, the Company is liable for any associated re-certification, repair, overhaul, or replacement costs for such items at the ATR catalogue prices applicable on the date of delivery of such item to the Company.

7.3	If the Company fails to deliver the Stock or any part(s) of the Stock within [*****] of the Specified Date, the Company shall pay interests at a rate equal to [*****] per cent of the value of the non returned part(s), per day since the Specified Date, until: a) the missing part(s) are duly received by the Provider, or b) a maximum [*****] from the Specified Date. The Provider will be entitled to withdraw such late return interests from the Security Deposit pursuant to Clause 13.

7.4	The Company acknowledges and agrees that in the event any item of the Stock, or the entire Stock, is not re-delivered to the Provider within [*****] of the Specified Date, this item or the Stock shall be deemed lost, and the Provider will invoice this item of the Stock to the Company at the ATR spare parts Catalogue price in force at the date of delivery of any such item of the Stock. Should the Company fail to pay such invoice, Provider will be entitled, at its sole discretion, to withdraw the corresponding amount(s) from the Security Deposit.

8.	Payment and Transfer of the Title to Property

8.1	Save as otherwise set out in this Agreement, the purchase price for any item of the Stock shall be paid in accordance with the provisions of Clause 12.

8.2	Notwithstanding the provisions of Clause 4.2 above, title to the Stock or any item thereof shall remain with the Provider at all times until such Stock or part thereof has been purchased by the Company and provided that the amount of the corresponding invoice has been fully received by the Provider in accordance with Clauses 10 and 12. The Company specifically agrees that it shall not acquire any interest, equity or share of the Stock, or pledge or create any lien of any sort whatsoever prior to the transfer of title to the Stock to the Company in accordance with this Agreement. It is hereby acknowledged and agreed that the Company is appointed as the custodian of the Stock, which appointment the Company hereby accepts until such time as the Provider has received the Company’s payment in full for the Stock or any item if the Stock in case such Stock or item is either missing, damaged, without airworthiness documentation, purchased by the Company or not returned by the Company to the Provider in accordance with the provisions of this Agreement.

8.3	The Company may not, under any circumstances, perform or permit any action to be taken that may be detrimental to the Provider’s title to and property in the Stock, including without limitation:

(i)	the Company must not transfer, sell, charge, pawn, mortgage, negotiate, dispose of, or intend to negotiate or dispose of the Stock or any item of the Stock ; and

(ii)	the Company shall take the necessary measures in order to prevent the Stock or part of the Stock from being seized or taken away, or to check the Stock in the event of a seizure by distress or any other similar legal process. However, if the Stock or part of the Stock is seized or taken away, the Company must immediately inform the Provider in writing and indemnify the Provider for any losses, costs or expenses incurred by the Provider as a result of the above-mentioned events, and shall mitigate any such Losses, costs or expenses by using its best efforts to re-possess the Stock or to re-acquire the Stock or any item of the Stock.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 59 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 11 – SPARE PARTS STANDARD EXCHANGE SERVICE

1.	Pool Description

The Pool is a set of items listed in Exhibit 4 corresponding to repairable LRU available at the time of entry into force of this Agreement.

Upon Company’s reasonable request, the Provider agrees to update the list of spare parts included in the Pool to take into account any relevant Aircraft technical modification, if applicable.

2.	Access to the Pool and procedure

2.1	Provided that the Company is not in default of any of its obligations under this Agreement, the Company shall access the Pool through a standard exchange system according to which the company may replace any specific defective LRU removed from the Aircraft with a similar LRU (new or serviceable) withdrawn from the Pool. The right of access to the Pool is not exclusive to the Company.

2.2	Not applicable.

2.3	To access the Pool and take delivery of the requested LRU, the Company must place a written standard exchange Work Order (see Form 6-1 in Exhibit 6) with the Provider.

3.	Provider’s Obligations

3.1	Pool Management

The Provider shall be responsible for managing and maintaining the Pool at his own expense and in compliance with the relevant OEM recommendations.

Any LRU from the Pool delivered to the Company by the Provider or any Repair Shop shall comply with the applicable Aircraft technical specifications.

3.2	Dispatching the Parts

(i)	Any LRU included in the Pool shall be delivered to the Company pursuant to Clause 6.1 of the Agreement within [*****] for routine orders, within [*****] for critical orders or within [*****] for A.O.G. orders (limited to classified “no-go and Go-If” LRU) as the case may be, starting from the day of receipt by the Provider of a standard exchange Work Order;

(ii)	The dispatch lead times set forth in Clause 3.2 (i) of Exhibit 11 above remain subject to (a) availability in Company’s facilities of a Stock of critical items at least at the level of Provider’s recommendations for the fleet of Aircraft; (b) the number of A.O.G. standard exchange Work Order being less than [*****] of the total number of standard exchange Work Orders placed by the Company over the last 3 months and (c) the Company not being in breach of any of its obligations pursuant to Clause 4.1 (i) of this Exhibit 11.

(iii)	Provided the conditions set out in Clause 3.2 (ii) of this Exhibit 11 are met and the Company placed an A.O.G. standard exchange Work Order with the Provider, should the Company be obligated, after Provider’s approval, to lease similar LRU from a third Party servicer due to the unavailability of the requested LRU in the Pool, then the Provider will reimburse to the Company, for [*****] until the date of delivery of the requested unit by the Provider to the Company. The Provider shall not under any circumstances have any liability whatsoever (including liability of any consequential loss or damage) in respect of any late delivery of any part other than the liability set forth in this Clause 3.2(iii).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 60 of 70

CONFIDENTIAL TREATMENT REQUESTED

(iv)	all the LRU of the Pool will be supplied at their latest standard or fully interchangeable standard with the relevant Certificate of Compliance and ANAC SEGVOO 003, EASA Form 1 Certificate or form FAA 8130-3, as applicable;

(v)	LRU delivered from the Pool are covered by the provisions of Clause 9 of this Agreement; and

(vi)	any LRU of the Pool subject to time between overhaul (“TBO”) event shall be delivered to the Company with no less than [*****] of life remaining to the next scheduled overhaul.

4.	Dispatching back to the Provider the removed Unserviceable LRU

4.1	Dispatch Lead Time

(i)	The Company shall deliver to the Provider’s facilities indicated in Article 6 the Unserviceable LRU with the Form 6-3 duly filled-in, as standard exchange core parts, within a maximum [*****] associated with an additional flexibility grace period of [*****]. That means a total of [*****] lead time to return the counter part, as from the Company’s standard exchange Work Order date;

(ii)	when dispatching the Unserviceable LRU, the Company will also send by fax or by telex or by email all the data related to the dispatch (including, but not restricted to, the date of dispatch and the carrier’s name);

(iii)	notwithstanding the above provision in (i), in the event an Unserviceable LRU is not received by the Provider [*****] after the Company’s standard exchange Work Order date, the Provider has the right to declare this corresponding part as lost and to invoice the Company the amount of the part sent in exchange by the Provider; such invoice will be considered as a sale of the involved part from the Provider to the Company which will gain the title to property on this part after the full payment of the Provider’s invoice and the Provider shall be entitled [*****] as from the Provider’s invoice is sent to withdraw the amount of the Provider’s invoice from the Security Deposit as specified in Article 13;

(iv)	in case of accumulated LRU not received in accordance with above sub-clause (iii), the Provider will be entitled at its sole discretion to withdraw the provision of access by the Company to the Pool parts having given [*****] prior written notice;

4.2	Data concerning the removed Core Items returned to the Provider

The Core Items must be delivered to the Provider in accordance with the procedure set out in Clause 6.

5.	Core Items repair

All Core Units shall be repaired in accordance with Exhibit 12.

6.	Transfer of Title/transfer of risks

Each of the Provider and the Company expressly agrees and acknowledges that this Exhibit 11 provide for a standard exchange service according to which Provider remains owner of and conserves all ownership rights relating to the Pool and any item of Pool until the Transfer of Title (as defined below). The transfer of Title of any item of the Pool from Provider to Company shall take place upon (a) receipt by Provider of the corresponding Core Item in compliance with Clause 4.1 and upon receipt of a confirmation from the Repair Shop that such Core Item is repairable and (b) subject to full and complete discharge of any and all sums due from the Company arising under or in connection with this Agreement (the “Transfer of Title”). Simultaneously with the Transfer of Title to the item of the Pool, title to the corresponding Core Item shall pass to the Provider free from any lien.

Should any Core Item not de repairable or be declared BER and/or TNR, then the standard exchange shall be deemed a sale of the item primarily delivered by the Provider from the Pool to replace such Core Item. In

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 61 of 70

such case, the Provider shall invoice the purchase price for such item of the Pool at the ATR spare parts Catalogue price applicable at the date of such invoice. Upon payment in full of the purchase price for such item of the Pool the Transfer of Title to such item shall take place.

Notwithstanding the provisions of this Clause 6 of Exhibit 11, all risks whatsoever and howsoever relating to or arising in connection with any item of the Pool shall be transferred to, vested in and borne by the Company as from its delivery to the Company pursuant to Clause 6 of this Agreement.

7.	Price

The price payable by the Company to the Provider to access the Pool is set out in Clause 10 of the Agreement.

Should the Provider update the LRU listed in Exhibit 4 pursuant to Clause 1 of this Exhibit 11, the price set out in Clause 10.2 of this Agreement will be accordingly adjusted.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 62 of 70

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 12 – LRU AND MAIN ELEMENTS REPAIR SERVICES

I-	REPAIR OF THE LRU

The LRU listed in Exhibit 4 shall be repaired by the Provider and/or Repair Shops, as the case may be, in compliance with the terms and conditions set out herein. The applicable LRU will be referred to as Unserviceable LRU when they are removed from Aircraft by the Company and delivered to the Provider for repair. The Company undertakes to deliver to the Provider any and all Unserviceable LRU for repair pursuant to the provisions of this Agreement.

The Company may from time to time conduct an audit of the Services either in Provider’s facilities or in Repair Shops, at the Company’s costs and expenses.

I.1	Definition of Repairs

Any Unserviceable LRU, when defective, will be repaired by the Provider or Repair Shops in compliance with the relevant OEM’s CMMV and according to ANAC/EASA/FAA part 145 regulations.

I.2	Information concerning Unserviceable LRU returned to the Provider

The Company shall deliver to the Provider any and all Unserviceable LRU with a Work Order in the form set out in Exhibit 6-2 (for any single repair) or in the form attached as Exhibit 6-3 (for the repair of any Core Item), as the case may be.

Any Core Item shall be subject to the return conditions set out in Clause 4 of Exhibit 11.

I.3	Excessive Removals

I.3.1	Should the MRR be different from the RRR during [*****], the Provider shall adjust the price of the repair service set out in Clause 10 of the Agreement applying the following formula:

(a)	In case MRR is above RRR, Provider shall invoice an amount equal to the price set out in Clause 10.4.2 and 10.5 of the Agreement, multiplied by the Aircraft fleet FH accrued during the [*****] reference period, multiplied by the difference between the MRR and the RRR, or

(b)	In case MRR is less RRR, Provider shall issue a credit in an amount equal to the price set out in Clause 10.4.2 and 10.5 of the Agreement, multiplied by the Aircraft fleet FH accrued during the [*****] reference period, multiplied by the difference between the RRR and the MRR.

I.3.2	If the Provider receives from the Company an excessive number of LRU compared to the Mean Time Between Unscheduled Removal for such LRU, the Provider shall assist the Company, provided the Company disclose to the Provider all necessary data and documents, in investigating the causes of such situation, and each Party will take all necessary corrective actions to the satisfaction of the other Party.

I.4	Documents delivered with the Repaired LRU when returned to the Company

The following documents shall be delivered by the Provider to the Company with any Operational LRU under this Agreement:

(i)	EASA Form 1 certificate or FAA Form 8130-3,

(ii)	Installation data records for the last 12 month period, if available

(iii)	Strip reports issued by Repair Shop for the current repair, and the previous repairs in the last 12 months if available, and

(iv)	An invoice, if such repair service is excluded from the scope of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 63 of 70

CONFIDENTIAL TREATMENT REQUESTED

I.5	Modifications

I.5.1	Mandatory Modifications

At the Company’s request, the Provider shall incorporate any mandatory modification to the LRU requested or demanded by the Civil Aviation Authorities of the country in which the Aircraft is operated. The Company shall be responsible for all the costs and expenses arising out or in connection with the incorporation of such mandatory modification following its acceptance of the cost estimate provided by the Provider, such costs shall not be applicable for the items of the Stock.

I.5.2	Optional and/or Recommended Modifications

Upon receipt by the Provider of a repair work order from the Company specifically requesting the incorporation of any optional and/or Recommended modification, the Provider shall embody such optional and/or recommended modifications to any Unserviceable LRU during the repair, at Company’s cost. The commercial and technical terms and conditions with regard to these modifications shall be, each time, the subject of a separate agreement between the Provider and the Company.

I.6	Discarding the LRU(s)

The Provider and the Company acknowledge that under normal operating conditions any Unserviceable LRU may be Beyond Economical Repair (BER) and/or Technically Not Repairable (TNR).

In the event that any Unserviceable LRU is declared BER and/or TNR, then the Provider shall inform the Company in writing and shall request the Company’s approval to discard such Unserviceable LRU. If the Company refuses to discard the Unserviceable LRU, the Unserviceable LRU shall be delivered to the Company by the Provider at the [*****] cost and risks. If the Company has not notified the Provider within [*****] days of his refusal, the BER and/or TNR shall be deemed accepted by the Company.

If the discarded Unserviceable LRU has been replaced with an item of the Pool or of the Stock pursuant to the provisions of Exhibits 10 or 11, the Company shall pay for the price of such item of the Pool or of the Stock, based on the current ATR spare parts Catalogue sales price for brand new item or based on [*****] of the current ATR spare parts Catalogue brand new sales price for serviceable item depending on the status of the item delivered from the Pool or withdrawn from the Stock, as the case may be.

II-	MAINTENANCE OF THE MAIN ELEMENTS

II.1	Field of application

The Provider agrees to provide Company with a Main Elements repair service subject to the terms and conditions set out herein. This service is applicable to (a) the Main Elements listed in Exhibit 1 and (b) any Replacement Spare Main Element that has been delivered to the Company by the Provider as part of the Stock or from time to time in accordance with the service described in Clause II.2 of Exhibit 12 and (c) any Replacement Spare Main Element installed on any Aircraft, owned by the owner of the Aircraft, provided that the Company notified the Provider that such replacement engine replaces any Main Element on a definitive basis.

II.1.1	Off-Aircraft tasks

Scheduled and unscheduled maintenance services rendered to the Company by the Provider in accordance with this Exhibit 12 cover off-Aircraft tasks and work performed in PART-145 approved Repair Shops. The maintenance tasks and work (repairs and overhauls) will be carried out on Main Elements by or on behalf of the Provider under its responsibility, upon receiving these removed Main Elements with the duly filled Work Order from the Company. After having performed or cause to be performed such maintenance tasks and work, the Provider will deliver to the Company the same received Main Elements.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 64 of 70

CONFIDENTIAL TREATMENT REQUESTED

For the sake of clarity, standard exchange service and access to the Pool is not available for Main Elements under this Agreement unless prior written agreement signed by both Parties case by case.

II.1.2	On-Aircraft tasks

All scheduled and unscheduled on-Aircraft maintenance activities, tasks and work and line maintenance, such as but not limited to the following, are the Company’s responsibility, risk and cost:

(i)	line maintenance tasks associated with engines, propellers, landing gears, wheels, brakes and tires,

(ii)	Main Elements removals and installations for unscheduled and scheduled events,

(iii)	Main Elements accessories removals and installations,

(iv)	Main Elements conditioning for storage,

(v)	grease and lubricant refilling, seals, gaskets, hardware and consumable parts replacement,

(vi)	propellers balancing, blades removals and installations,

(vii)	ensure that log books are reflecting the updated maintenance status of each Main Element,

(viii)	engine fuel nozzles removals and installations,

(ix)	engine control trend monitoring performance and analysis,

(x)	regular cleaning of the engines,

(xi)	inspection of internal parts (boroscopic inspection),

II.2	Maintenance of the Main Elements

II.2.1	Any off-Aircraft maintenance tasks and works to be performed on Main Elements shall be carried out in accordance with the technical specifications stipulated by the OEM of each Main Element. Such maintenance tasks with respect to each Aircraft comprise the following services on which are based the prices set out in Clause 10.3 of the Agreement:

(i)	for the propellers (manufacturer Hamilton Standard):

•	scheduled maintenance for the propeller hub, actuator, transfer tube,

•	scheduled maintenance specific to propeller blades,

•	spare replacement (temporary loan) for sub-items returned for shop maintenance

(ii)	for the landing gears (manufacturer Messier-Dowty):

•	scheduled maintenance,

•	basic unscheduled repair (BUR),

•	spare replacement (temporary loan) for sub-items returned for shop maintenance

(iii)	Intentionally left blank

II.2.2	At the date of entry into force of this Agreement, the Parties acknowledge and agree that applicable intervals for inspections / overhauls on Main Elements are:

(i)	Intentionally left blank,

(ii)	for propellers components of ATR72-600 aircraft (system 568F): overhaul at [*****] for the blades and [*****] for the hub, transfer tube and adjusting nut, or should the first occurs, the calendar limit of [*****]

(iii)	for landing gears of ATR72-600 Aircraft: overhaul at [*****], or should the first occurs, the calendar limit of [*****].

The Provider reserves its rights to ask the Company to modify the above Main Elements maintenance program in accordance with the Aircraft Manufacturer MRB and/or MPD, to optimize the Company’s Aircraft dispatch reliability, and provided the Company’s airworthiness authorities enable so.

The prices set out in Clause 10.3 are calculated on the basis of maintenance programs and inspection intervals provided herein and may be adjusted in the case such maintenance programs are changed from time to time during the Term or in case the above mentioned intervals for inspections and overhauls are not reached.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 65 of 70

CONFIDENTIAL TREATMENT REQUESTED

II.3	Company’s obligations

In order to allow the Provider to perform the maintenance tasks defined in Clause II.2.1 of this Exhibit 12 in compliance with the most recent practices and procedures meeting the manufacturer’s technical specifications, the Company agrees to provide Provider with a detailed status of the Main Elements showing for a [*****] Months coming period the scheduled maintenance events, to be updated every Month. Moreover, Company shall:

II.3.1	In respect of the propellers:

(i)	perform line checks (not limited to lubricant levels, blade balancing, blade anti-erosion film replacements, etc .) and the required consumable spare parts replacements during the Aircraft’s entire service life; and

(ii)	procure all the tools necessary for the line maintenance of the propellers such as the propeller balancing tool. If required, the Provider will assist the Company in procuring these tools (buying, hiring, etc.); and

(iii)	initiate and pursue an efficient staggering program to ensure a smooth schedule removal plan for shop maintenance.

II.3.2	In respect of the landing gears:

(i)	perform the line checks and the required consumable spare parts replacements during the Aircraft’s entire service life, on landing gears, wheels and tires; and

(ii)	procure all the tools necessary for the line maintenance of the landing gear such as the appropriate tooling used for wheels replacement. If required, the Provider will have to assist the Company in procuring these tools (buying, hiring, etc.).

II.3.3	Intentionally left blank

II.3.4	Return to the Provider of the Main Element or Replacement Spare Main Element

At the time the Provider delivers to Company a replacement spare Main Element or returns any repaired or overhauled Main Element to the Company, for fitment on Company’s Aircraft, the Company will deliver back to the Provider the Main Element removed for repair or overhaul or the replacement spare Main Element previously obtained from the Provider, on a date (the “Due Date”) that will not exceed [*****] (including time for transportation, customs clearance and transit) such period starting from the date the Company receives the replacement spare Main Element or the repaired or overhauled Main Element. When the Main Element removed for repair or overhaul is replaced by a replacement spare Main Element of the Stock or a spare of Company’s property, Company shall return to Provider or the designated Repair Shop such removed Main Element within the same maximum [*****] period, starting from its removal date.

For returning the Main Elements and replacement spare Main Elements to the Provider, the Company shall use adapted container or when applicable the containers received from the Provider. Any container received by the Provider or its approved Repair Shop in incomplete or damaged condition from the Company shall be subject to refurbishment or replacement at Company’s cost and expense in addition to the prices specified in Clause 10 of the Agreement.

Notwithstanding any other Provider’s right, should the Company fails to deliver the Main Element removed for repair or overhaul or the spare replacement Main Element(s) back to the Provider or the Repair Shop on the above Due Date, the Provider may charge late returns fees to the Company in an aggregate amount of [*****] until the replacement spare Main Element or the Main Element is duly received by the Provider or the Repair Shop. The Provider shall be entitled to withdraw such late return fees from the Security Deposit pursuant to Clause 13.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 66 of 70

II.4	Scheduled maintenance tasks

The Provider shall perform or shall arrange for the performance of the scheduled maintenance tasks, in accordance with the applicable maintenance program of each Main Element described at Clause II.2.2 of Exhibit 12.

In the event that the Parties do not agree on the date on which maintenance events (engines hot section inspections, engines overhauls, engine fuel nozzles changes, propellers components and landing gears overhauls) shall be performed, the price conditions set out in Clause 10.3 of this Agreement may be modified and any associated additional costs shall be the responsibility of the Company.

II.5	Unscheduled maintenance tasks

The BUR are included in the Agreement provided all the conditions specified in Clause II.3 of this Exhibit 12 and the condition set forth below are met to the Provider’s satisfaction:

II.5.1	Intentionally left blank

II.5.2	In respect of the propellers

(i)	the maintenance tasks are related to the normal operation of the propellers in accordance with the FCOM and AFM,

(ii)	no lightning strike or FOD has occurred on ground or in flight,

(iii)	no major impact damage has occurred, nor dropped propeller,

(iv)	no over-torque condition has occurred,

(v)	Company has fulfilled its obligations described at Clauses II.1.2 and II.3.2 above; and

(vi)	No internal or external corrosion has occurred, except normal wear and tear

II.5.3	In respect of the landing gears

(i)	the maintenance tasks are related to the normal operation of the landing gears in accordance with the FCOM and AFM,

(ii)	no major damage has occurred, as a consequence of impact, foreign object damage, hard landing or mishandling,

(iii)	Company has fulfilled its obligations described at Clauses II Clause 8.1.2 and II8.3.3 above; and

(iv)	No internal or external corrosion has occurred, except normal wear and tear

II.6	Replacement spare Main Element

II.6.1	Removals / Installations on Company’s Aircraft

The Company shall remove and install any Main Elements for scheduled and unscheduled maintenance tasks at its sole risks, costs and expenses and under its own responsibility.

II.6.2	Availability of spares Main Elements

II.6.2.1	General terms and conditions

The spare Main Elements delivered and leased by Provider to the Company in accordance with this Clause II.6 are limited to the replacement of the corresponding Main Element of Main Element sub-assembly to be removed for maintenance visit being either the full assembly or, in particular for propellers and landing gears, only the component or sub-assembly due to maintenance visit in accordance with the applicable maintenance manuals:

•	For propellers: the blades and/or the hub and/or the actuator and/or the transfer tube,

•	For landing gears: the nose leg and/or the NLG drag brace and/or the main leg (LH and/or RH) and/or the side brace (LH and/or RH).

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 67 of 70

CONFIDENTIAL TREATMENT REQUESTED

At the time the Company will send a Work Order for the delivery and lease of any spare Main Element to replace a Main Element to be removed for repair or major refurbishment, this (these) replacement spare Main Element(s) will be eligible for delivery and lease to the Company, provided that:

(i)	the Company is not in default of any of its obligations under to this Agreement, and

(ii)	spare Main Element(s) already provided by Provider under Exhibit 10 and/or this Clause II.6 is(are) no longer available into Company’s stores, and

(iii)	the total number of Main Elements requested for delivery under this Clause II.6 by the Company is limited for scheduled maintenance, at any time, to:

a)	intentionally left blank,

b)	for propellers: [*****] (or same sub-assembly component),

c)	for landing gears: [*****] (or same sub-assembly component).

II.6.2.2	Should the Company require a higher quantity of Main Elements than provided in Clause II.6.2.1 (iii) above and on condition that provisions of Clauses II.5.1, II.5.2 and II.5.3 of this Exhibit 12 are satisfied, then Provider may deliver additional replacement spare Main Elements to Company subject to:

(i)	Availability of such replacement spare Main Element in Provider’s own inventory,

(ii)	the Company’s acceptance to pay additional corresponding following lease rentals:

•	intentionally left blank

•	for propellers components or landing gears components: [*****] of the price of such component in the ATR spare parts Catalogue in force at the time the Company’s request such component, per day.

II.6.2.3	Availability of replacement spare Main Element(s) during scheduled maintenance tasks

Subject to the Company having notified in writing the Provider any replacement spare Main Element requirement [*****] before any Main Element is due to be removed from the Aircraft for the performance of scheduled maintenance tasks, the Provider shall lease such replacement spare Main Element(s) during the scheduled maintenance of Aircraft Main Element(s), from a date and during a period compatible with the Company’s maintenance planning.

The Parties agree that any replacement spare Main Elements are leased to the Company under the terms and conditions of this Agreement and that the lease rentals and the maintenance costs of any such replacement spare Main Element are included in the prices specified in Clause 10.3 of this Agreement except as otherwise set out in Clause II.6.2.2 above. The price for the services provided under this Exhibit 12 is due for any FH elapsed either by any Main Element or any replacement spare Main Element.

II.6.2.4	Availability of replacement spare Main Element(s) during unscheduled maintenance tasks

The Provider will lease replacement spare Main Element(s) to the Company during unscheduled maintenance tasks of Maintenance Elements within [*****] from the date of receipt by the Provider of the Company’s written request. The Company shall pay to Provider rentals for such replacement spare Main Element(s) in addition to the price set out in Clause 10.3 if such unscheduled maintenance tasks:

(i)	are the result of Abnormal Use of the removed Main Element(s) under Company’s responsibility,

(ii)	are not in accordance with the Company’s obligations set out in Clause II.3 and subject to the provisions of Clause II.5.

II.6.3	Return of the replacement spare Main Element to the Provider

Regarding the re-delivery of any replacement spare Main Element to the Provider, the Company shall comply with provision of Clause II.3.4.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 68 of 70

EXHIBIT 13 – “Intentionally Left Blank”

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 69 of 70

EXHIBIT 14 – FORM OF STANDBY LETTER OF CREDIT

By swift message to our addressee BANK NATIXIS (SWIFT Code: CCBPFRPP)

Issuing Bank:              (NAME AND ADDRESS)

Issuing Bank SWIFT Code:

APPLICANT:

BENEFICAIRY: ATR

Letter of Credit REFERENCE:

BY ORDER OF [COMPANY NAME], LOCATED AT [COMPANY ADDRESS                                         ], WE HEREBY ISSUE OUR IRREVOCABLE and confirmed STAND BY LETTER OF CREDIT IN FAVOUR OF Avions de Transport Régional, located 1 allee pierre nadot 31712 blagnac,;m;m france, FOR THE AGGREGATE AMOUNT OF USD     ,              (SAY US DOLLARS AMOUNT IN LETTERS ) EXPIRING SEVENTY DAYS FOLLOWING THE EXPIRY OF THE TERM.

AVAILABLE BY PAYMENT AT SIGHT WITH NATIXIS AGAINST YOUR WRITTEN DEMAND BEARING THE CLAUSE DRAWN UNDER IRREVOCABLE STANDBY LETTER OF CREDIT (LETTER OF CREDIT REFERENCE) ISSUED BY (ISSUING BANK NAME AND ADDRESS) ACCOMPANIED BY THE FOLLOWING DOCUMENT

BENEFICIARY’S SIGNED CERTIFICATE SPECIFYING THE AMOUNT DRAWN AND STATING:

(1) THAT The amount claimed is due and payable by [COMPANY NAME] in connection with the GLOBAL MAINTENANCE AGREEMENT between ATR AS PROVIDER AND [COMPANY NAME] AS COMPANY EXECUTED ON… for THE LEASE [?] of stock AND AIRCRAFT MAINTENANCE SERVICES; and

(2) that BENEFICIARY has requested payment of the amount claimed from [COMPANY NAME] who is in default.

PARTIALLY DRAWINGS ARE PERMITTED

THE BENEFICIARY SHALL NOT BE ENTITLED TO ASSIGN OR TRANSFER ANY RIGHT, TITLE OR INTEREST IN THIS STANDBY LETTER OF CREDIT TO ANY OTHER PARTY.

ALL BANKING CHARGES AND COMMISSIONS ARE FOR THE ACCOUNT OF THE APPLICANT.

THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRATICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500

AZUL – ATR	Global Maintenance Agreement –DS/CC-2612/10 Issue 7	Page 70 of 70

AMENDMENT N°1 TO

GLOBAL MAINTENANCE AGREEMENT

Contract n° DS/CC-2612/10

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

May 20th, 2011

Global Maintenance Agreement	Amendment Nº1 1 of 12 Execution Version	May 20th, 2011

CONTENTS

CONTENTS	2
1 MODIFICATIONS	4
2 EFFECTIVE DATE	5
3 MISCELLANEOUS	5
EXHIBIT 3-Al – STOCK	7
EXHIBIT 7-Al - ADDITIONAL STOCK	11

Global Maintenance Agreement	Amendment Nº1 2 of 12 Execution Version	May 20th, 2011

This Amendment N°1 (the “Amendment”) is made on May 20th, 2011 (the “Effective Date”),

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A,

a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 — Alphaville Industrial, Barueri, Sao Paulo, Brazil,

hereafter referred to as the “Company” or “AZUL”,

on the one part,

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.,

a French Groupement d’Intérêt Economique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 Allée Pierre-Nadot, 31712 Blagnac, France, identified under Corporate and Trade Register of Toulouse number 323 932 236, hereafter referred to as the “Provider” or “ATR”,

on the other part,

Collectively referred to as the “Parties” and individually to as the “Party”,

WHEREAS:

A)	The Company and the Provider entered into a global maintenance agreement dated December 24th, 2010 (as amended and supplemented from time to time the “Agreement”) for the purpose of facilitating operational support tasks as well as scheduled and unscheduled maintenance;

B)	The Parties wish to amend certain provisions of the Agreement upon the terms and conditions set out below.

NOW THEREFORE, IT IS HEREBY AGREED as follows:

Global Maintenance Agreement	Amendment Nº1 3 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

1	MODIFICATIONS

Each of the Parties hereto agrees to amend the Agreement as follows:

1.1 Modification of Exhibit 3 — STOCK

Exhibit 3 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 3-Al attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to the Exhibit 3-Al attached.

1.2 Modification of Exhibit 7 — ADDITIONAL STOCK

Exhibit 7 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 7-Al attached hereto and any reference to Exhibit 7 in the Agreement shall be construed as reference to the Exhibit 7-Al attached.

1.3 Modification of Exhibit 10 — LEASE STOCK Clause 2

Clause 2.4 of Exhibit 10 — Lease Stock of the Agreement shall be deleted and substituted by the following:

“

2.4	The Stock total value of Exhibit 3 list, under economic conditions 2011, shall be: - [*****], and

“

Clause 2.5 of Exhibit 10 — Lease Stock of the Agreement shall be deleted and substituted by the following:

“

2.5	The Stock total value of Exhibit 7 list, under economic conditions 2011, shall be: - [*****]. and

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, such aggregate amount being equal to [*****].

“

1.4 Modification of Exhibit 10 — LEASE STOCK Clause 7

The following Clause 7.5 of Exhibit 10 — Lease Stock of the Agreement is added:

7.5	Conditions for the return of the Main Elements: when return or repossess, if the TSO of the Main Element is different from the TSO at the time of delivery of corresponding Main Element, the Provider shall invoice to the Company the Lost Potential as per the conditions of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 4 of 12 Execution Version	May 20th, 2011

2	EFFECTIVE DATE

This Amendment N° 1 shall come into full force and effect as from the Effective Date.

3	MISCELLANEOUS

3.1	In case of any inconsistency with the Agreement and this Amendment, the latter shall prevail.

3.2	This Amendment contains the entire agreement between the Parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written.

3.3	This Amendment shall not be modified or varied except by an instrument in writing executed by both Parties.

3.4	Except as expressly set out in this Amendment, all of the provisions of the Agreement remain valid and binding.

3.5	This Amendment shall be governed by and construed in accordance with the laws of New York.

Global Maintenance Agreement	Amendment Nº1 5 of 12 Execution Version	May 20th, 2011

Execution Page

This Amendment N° 1 has been executed in two (2) original copies in the English language.

For and on behalf of:		For and on behalf of:

AZUL		ANIONS DE TRANSPORT REGIONAL
(Company)		(Provider)

Name:	Gerald B. Lee		Name:	Luigi Mollo
Title:	Attorney – In – Fact		Title:	Vice President Commercial
ATR Customer Services

Date:	May, 20th 2011	Date:
Signature:	/s/ Gerald B. Lee	Signature:	/s/ Luigi Mollo

Global Maintenance Agreement	Amendment Nº1 6 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-Al - STOCK

The following Exhibit 3-Al is composed of three (3) pages, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 7 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT,DUAL	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGERADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-BUS POWER.AC	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	CONTROL UNIT-GENERATOR,DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER.KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY,KG	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 8 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC,AUXILIARY,DC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR,SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION,WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY,MILLIBARS	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED,STANDBY	[*****]
[*****]	IND1CATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RECEIVER-ADF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 9 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC- PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	INDICATOR-NP,PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE,HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED,KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER- IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY,INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	Total	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 10 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 7-Al — ADDITIONAL STOCK

The following Exhibit 7-Al is composed of one (1) page, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 11 of 12 Execution Version	May 20th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT,DUAL	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	CONTROL ELECTRONIC- PROPELLER	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	Total	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº1 12 of 12 Execution Version	May 20th, 2011

AMENDMENT N°2 TO

GLOBAL MAINTENANCE AGREEMENT

Contract n° DS/CC-2612/10

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

July 29th, 2011

Global Maintenance Agreement	Amendment Nº2 1 of 19 Execution Version	July 29th, 2011

CONTENTS

CONTENTS		2
1	MODIFICATIONS	4
2	EFFECTIVE DATE	5
3	MISCELLANEOUS	5
EXHIBIT 3-A2 - STOCK		7
EXHIBIT 4-Al - LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES		12

Global Maintenance Agreement	Amendment Nº2 2 of 19 Execution Version	July 29th, 2011

This Amendment N°2 (the “Amendment”) is made on July 29th, 2011 (the “Effective Date”), between

AZUL LINHAS AEREAS BRASILEIRAS S/A,

a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 — Alphaville Industrial, Barueri, Sao Paulo, Brazil,

hereafter referred to as the “Company” or “AZUL”,

on the one part,

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.,

a French Groupement d’Intérêt Economique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 Allée Pierre-Nadot, 31712 Blagnac, France, identified under Corporate and Trade Register of Toulouse number 323 932 236, hereafter referred to as the “Provider” or “ATR”,

on the other part,

Collectively referred to as the “Parties” and individually to as a “Party”,

WHEREAS:

A)	The Company and the Provider entered into a global maintenance agreement dated December 24th, 2010 (as amended and supplemented from time to time the “Agreement”) for the purpose of facilitating operational support tasks as well as scheduled and unscheduled maintenance;

B)	The Parties amended the Agreement through Amendment N°1 on May 20th, 2011,

C)	The Parties wish to amend certain provisions of the Agreement upon the terms and conditions set out below.

NOW THEREFORE, IT IS HEREBY AGREED as follows:

Global Maintenance Agreement	Amendment Nº2 3 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

1 MODIFICATIONS

Each of the Parties hereto agrees to amend the Agreement as follows:

1.1 Modification of Exhibit 3 — STOCK

Exhibit 3-Al of the Agreement shall be deleted and replaced in its entirety by the Exhibit 3-A2 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to the Exhibit 3-A2 attached.

1.1 Modification of Exhibit 4 - LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES

Exhibit 4 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 4-Al attached hereto and any reference to Exhibit 4 in the Agreement shall be construed as reference to the Exhibit 4-Al attached.

1.3 Modification of Exhibit 10 — LEASE STOCK Clause 2

Clause 2.4 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.4	The Stock total value of Exhibit 3 list, under economic conditions 2011, shall be: - [*****], and

”

Clause 2.5 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.5	The Stock total value of Exhibit 7 list, under economic conditions 2011, shall be: - [*****], and

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, such aggregate amount being equal to [*****]

”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 4 of 19 Execution Version	July 29th, 2011

2	EFFECTIVE DATE

This Amendment N°2 shall come into full force and effect as from the Effective Date.

3	MISCELLANEOUS

3.1	In case of any inconsistency with the Agreement and this Amendment, the latter shall prevail.

3.2	This Amendment contains the entire agreement between the Parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written.

3.3	This Amendment shall not be modified or varied except by an instrument in writing executed by both Parties.

3.4	Except as expressly set out in this Amendment, all of the provisions of the Agreement remain valid and binding.

3.5	This Amendment shall be governed by and construed in accordance with the laws of New York.

Global Maintenance Agreement	Amendment Nº2 5 of 19 Execution Version	July 29th, 2011

Execution Page

This Amendment N° 2 has been executed in two (2) original copies in the English language.

For and on behalf of: For and on behalf of:

AZUL		ANIONS DE TRANSPORT REGIONAL
(Company)		(Provider)

Name:	Gerald B. Lee	Name:	Luigi Mollo
Title:	Attorney – In – Fact	Title:	Vice President Commercial ATR Customer Services

Date:	August 26, 2011	Date:

Signature:	/s/ Gerald B. Lee	Signature:	/s/ Luigi Mollo

Global Maintenance Agreement	Amendment Nº2 6 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-A2 – STOCK

The following Exhibit 3-A2 is composed of four (4) pages, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 7 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT,DUAL	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-BUS POWER,AC	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	CONTROL UNIT-GENERATOR,DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	INDICATOR-FUEL QUANTITY	[*****]
[*****]	REPEATER,KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY,KG	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 8 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC,AUXILIARY,DC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	LEVER-CONTROLUG	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR,SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION,VVHITE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY,MILLIBARS	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/OME	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED,STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TASTTEMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 9 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED,AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	INDICATOR-NP,PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE,HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED,KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY,INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 10 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYORO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	Total	[*****]

EC2011

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 11 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4-Al – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES

The following Exhibit 4-A1 is composed of seven (7) pages, into which are listed [*****] part numbers.

This list is set in accordance with the Interim Fleet aircraft configuration only and it shall be amended as required in order to take into account the Final Fleet aircraft configuration.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 12 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	CONTROLLER-TEMPERATURE	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT,DUAL	[*****]
[*****]	EXTRACTOR-WATER	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-GASPER	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	INDICATOR-COMPT/DUCT TEMP	[*****]
[*****]	REGULATOR-PRESSURE	[*****]
[*****]	SELECTOR-TEMPERATURE	[*****]
[*****]	SWITCH- OVERTEMPERATURE	[*****]
[*****]	VALVE CHECK-AIR BLEED	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	VALVE-CHECK,ECS DISTRIBUTION	[*****]
[*****]	VALVE- ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-HOT BYPASS	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	VALVE-UNDERFLOOR ISOLVENT	[*****]
[*****]	VALVE-UNDERFLOOR ISOLVENT	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT- AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	ROD-DYNAMOMETRIC,ELEVATOR	[*****]
[*****]	ROD-DYNAMOMETRIC,RUDDER	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	CONTROL UNIT-IHF	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 13 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	DECODER-SELCAL	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	SELECTION PANEL-SELCAL CODE	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	AMMETER-BATTERY CHID/SCH	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	CONTROL UNIT-BUS POWER,AC	[*****]
[*****]	CONTROL UNIT-BUS POWER,DC	[*****]
[*****]	CONTROL UNIT-GENERATOR,AC	[*****]
[*****]	CONTROL UNIT-GENERATOR,DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	PANEL-AC/DC PARAMETER MEASURING	[*****]
[*****]	RELAY	[*****]
[*****]	RELAY	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSFORMER-GROUND POWER CURRENT,AC	[*****]
[*****]	TOILET-PSU	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	DETECTOR UNIT-ENGINE OVERHEAT	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 14 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	AILERON GUST-LOCK ACTUATOR	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	CENTERING UNIT-RELEASABLE	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	RESTRICTOR-FLAP VALVE BLOCK FLOW,EXTN LI	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	ACTUATOR-FUEL CROSSFEED VALVE	[*****]
[*****]	ACTUATOR-FUEL LP VALVE	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	CLINOMETER-ROLL ATTITUDE	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER,KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY,KG	[*****]
[*****]	INDICATOR-FUEL TEMP,TANK	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	PRESELECTOR-FUEL OUANTITY,KG	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	VALVE-CROSSFEED	[*****]
[*****]	VALVE-FUEL LP	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	ACCUMULATOR-LINE	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	INDICATOR-PRESSURE,TRIPLE	[*****]
[*****]	MODULE-PRESSURE	[*****]
[*****]	PUMP-ELECTRIC,AC	[*****]
[*****]	PUMP-ELECTRIC,AUXILIARY,DC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	CONTROLLER-DE ICING,STANDBY	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	HEATER-DUAL DISTRIBUTOR VALVE	[*****]
[*****]	MOTOR-W1PER,CAPTAIN	[*****]
[*****]	MOTOR-WIPER/70	[*****]
[*****]	RESISTOR-HORN ANTI ICING,LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING,LH ELEVATOR	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 15 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	RESISTOR-HORN ANTI ICING,RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI-ICING,RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING,RUDDER	[*****]
[*****]	SEPARATOR-WATER	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	CLOCK	[*****]

[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	INTERFACE UNIT AIRCRAFT PERFORMANCE (APIU)	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	QUICK ACCESS RECORDER	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	LEVER-CONTROL,UG	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-RELIEF,LOW PRESSURE	[*****]
[*****]	VALVE-SELECTOR,LG	[*****]
[*****]	VALVE-SELECTOR,SWIVEL	[*****]
[*****]	VALVE-SOLENOID,N/W STEERING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION,WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-LOGO	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 16 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN,LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN,RH	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	ADAPTER BOX,ADF/ATC	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	AMPLIFIER-AUDIO MIXER	[*****]
[*****]	ANTENNA-RADIO-ALTIMETER RECEPTION	[*****]
[*****]	AUXILIARY FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	COMPENSATOR-REMOTE MAGNETIC	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONVERTER-ANALOG/DIGITAL	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED,STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	MULTISYSTEM CONTROL DISPLAY UNIT-GNSS	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION (GNSS syst.)	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT- ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 17 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	CYLINDER-OXYGEN (PORTABLE)	[*****]
[*****]	INDICATOR-OXYGEN HP	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	CONTROLLER-AIR LEAK DETECTION	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED,AIR BLEED	[*****]
[*****]	VENTURI-HP	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	CONTROL UNIT-ARMOURED COCKPIT DOOR	[*****]
[*****]	ACTUATOR-PNEUMATIC	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	ELECTROVALVE	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	INDICATOR-NP,PROPELLER	[*****]
[*****]	INTERFACE UNIT-PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	SWITCH-PRESSURE,HYDRAULIC	[*****]
[*****]	SYNCHROPHASER-PROP	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED,KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 18 of 19 Execution Version	July 29th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL,AUTOFEATHER	[*****]
[*****]	EXCITER-IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY,INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTEROOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº2 19 of 19 Execution Version	July 29th, 2011

AMENDMENT N°3 TO

GLOBAL MAINTENANCE AGREEMENT

Contract n° DS/CC-2612/10

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

October 18th, 2011

Global Maintenance Agreement	Amendment Nº3 1 of 28 Execution Version	October 18th, 2011

CONTENTS

CONTENTS		2

1	MODIFICATIONS	4

2	EFFECTIVE DATE	7

3	MISCELLANEOUS	7

EXHIBIT 1-A1 – LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT		9

EXHIBIT 3-A3 – STOCK		10

EXHIBIT 4-A2 – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES		17

Global Maintenance Agreement	Amendment Nº3 2 of 28 Execution Version	October 18th, 2011

This Amendment N°3 (the “Amendment”) is made on October 18th, 2011 (the “Effective Date”),

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A,

a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 – Alphaville Industrial, Barueri, Sao Paulo, Brazil,

hereafter referred to as the “Company” or “AZUL”,

on the one part,

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.,

a French Groupement d’Intérêt Economique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 Allée Pierre-Nadot, 31712 Blagnac, France, identified under Corporate and Trade Register of Toulouse number 323 932 236, hereafter referred to as the “Provider” or “ATR”,

on the other part,

Collectively referred to as the “Parties” and individually to as a “Party”,

WHEREAS:

A)	The Company and the Provider entered into a global maintenance agreement dated December 24th, 2010 (as amended and supplemented from time to time the “Agreement”) for the purpose of facilitating operational support tasks as well as scheduled and unscheduled maintenance;

B)	The Parties amended the Agreement through Amendment N°1 on May 20th, 2011,

C)	The Parties amended the Agreement through Amendment N°2 on July 29th, 2011,

D)	The Parties wish to amend certain provisions of the Agreement upon the terms and conditions set out below.

Global Maintenance Agreement	Amendment Nº3 3 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

NOW THEREFORE, IT IS HEREBY AGREED as follows:

1	MODIFICATIONS

Each of the Parties hereto agrees to amend the Agreement as follows:

1.1 Deletion of Clause 10.8 – Maintenance Provisions refundable at termination of the Agreement

Clause 10.8 of the Agreement shall be deleted.

1.2 Modification of Clause 12.1.2 – INVOICING AND PAYMENT TERMS

Clause 12.1.2 of the Agreement shall be deleted and substituted by the following:

“

12.1.2 As from the twelfth (12th) Month from Start Date

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

(iv)	[*****]

(v)	[*****]

(vi)	[*****]

(vii)	[*****]

(viii)	[*****]

(ix)	[*****]

”

1.3 Modification of Clause 12.1.3 – INVOICING AND PAYMENT TERMS

Clause 12.1.3 of the Agreement shall be deleted.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 4 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

1.4 Modification of Clause 13.1 – SECURITY DEPOSIT

Clause 13.1 (b) of the Agreement shall be deleted and substituted by the following:

“

(b) as from the date of delivery of the first Aircraft of the Final Fleet, the aggregate of:

(i)	[*****] of Services provided to the Company by the Provider for the first [*****] aircraft of Final Fleet, calculated as per above Clauses 10 and Clause 12.1.3, i.e. [*****]

(ii)	[*****] of the Stock value at the date of integration in this Agreement of the first aircraft of the Final Fleet, i.e. [*****], such amount shall be accordingly adjusted to Stock change as set in Exhibit 10,

”

Clause 13.1 (c) shall be inserted in the Agreement:

“

(c) a new Security Deposit value shall be agreed as from the date of delivery of the ninth Aircraft of the Final Fleet.

”

1.5 Modification of Exhibit 1 – LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT

Exhibit 1 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 1-A1 attached hereto and any reference to Exhibit 1 in the Agreement shall be construed as reference to the Exhibit 1-A1 attached.

1.6 Modification of Exhibit 3 – STOCK

Exhibit 3-A2 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 3-A3 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to the Exhibit 3-A3 attached.

1.7 Modification of Exhibit 4 – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES

Exhibit 4-A1 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 4-A2 attached hereto and any reference to Exhibit 4 in the Agreement shall be construed as reference to the Exhibit 4-A2 attached.

1.8 Modification of Exhibit 10 – LEASE STOCK Clause 2

Clause 2.4 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.4	The Stock total value of Exhibit 3 list, under economic conditions 2011, shall be:

•	[*****] and

”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 5 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

Clause 2.5 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.5	The Stock total value of Exhibit 7 list, under economic conditions 2011, shall be:

•	[*****], and

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, such aggregate amount being equal to [*****].

”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 6 of 28 Execution Version	October 18th, 2011

2	EFFECTIVE DATE

This Amendment N°3 shall come into full force and effect as from the Effective Date.

3	MISCELLANEOUS

3.1	In case of any inconsistency with the Agreement and this Amendment, the latter shall prevail.

3.2	This Amendment contains the entire agreement between the Parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written.

3.3	This Amendment shall not be modified or varied except by an instrument in writing executed by both Parties.

3.4	Except as expressly set out in this Amendment, all of the provisions of the Agreement remain valid and binding.

3.5	This Amendment shall be governed by and construed in accordance with the laws of New York.

Global Maintenance Agreement	Amendment Nº3 7 of 28 Execution Version	October 18th, 2011

Execution Page

This Amendment N°3 has been executed in two (2) original copies in the English language.

For and on behalf of:		For and on behalf of:

AZUL		AVIONS DE TRANSPORT REGIONAL
(Company)		(Provider)

Name:	Gerald B. Lee	Name:	Luigi Mollo
Title:	Attorney – In – Fact	Title:	Vice President Commercial
ATR Customer Services

Date:		Date:	18/10/11

Signature: /s/ Gerald B. Lee		Signature: /s/ Luigi Mollo

Global Maintenance Agreement	Amendment Nº3 8 of 28 Execution Version	October 18th , 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1-A1-LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT

[*****]

Part Number of each assembly and subcomponent shall be provided by the Company.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 9 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-A3 - STOCK

The following Exhibit 3-A3 is composed of six (6) pages.

First List for both interim Fleet and Final Fleet contains [*****] part numbers.

Second List specific for New Fleet contains [*****] part numbers.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 10 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	Description	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]

[*****]	INVERTER-STATIC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]

[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 11 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/JLS/DME	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED, STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 12 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 13 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	FCU HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]

[*****]	Total	[*****]

*: EC2O11

Second List specific for New Fleet

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	ECU-3000	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	MANAGEMENT UNIT-ACARS	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	VHF-4000-8,33 KHz	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STATIC INVERTER	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	REFUEL CONTROL PANEL	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REG AND SHUTOFF	[*****]
[*****]	VALVE-ANTI FAG SHUTOFF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 14 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	VALVE DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	EFTS CONTROL PANEL RH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	MPC-ED36	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	MULTIPURPOSE CONTROL & DISPLAY UNIT	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION. RED	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	VOR/ILS/MKR RECEIVER	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE AP	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-S	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-DC	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	PROPELLER ASSEMBLY	[*****]
[*****]	BRUSH BLOCKASSY	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 15 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	ENGINE ELECTRONIC CONTROL	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	MFC	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	FUEL HEATER	[*****]

[*****]	TOTAL	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 16 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 4-A2 — LRU(s) AVAILABLE FOR REPAIR AND STANDARD

EXCHANGE SERVICES

The following Exhibit 4-A2 is composed of eleven (11) pages.

First List specific for Interim Fleet contains [*****] part numbers.

Second List specific for New Fleet contains [*****] part numbers.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 17 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

Interim Fleet list

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	CONTROLLER-TEMPERATURE	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	EXTRACTOR-WATER	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-GASPER	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	INDICATOR-COMPT/DUCT TEMP	[*****]
[*****]	REGULATOR-PRESSURE	[*****]
[*****]	SELECTOR-TEMPERATURE	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	VALVE CHECK-AIR BLEED	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	VALVE-CHECK, ECS DISTRIBUTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-HOT BYPASS	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	VALVE-UNDERFLOOR INSOL/VENT	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	ROD-DYNAMOMETRIC, ELEVATOR	[*****]
[*****]	ROD-DYNAMOMETRIC, RUDDER	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 18 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	DECODER-SELCAL	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	SELECTION PANEL-SELCAL CODE	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	AMMETER-BATTERY CH/DISCH	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	PANEL-AC/DC PARAMETER MEASURING	[*****]
[*****]	RELAY	[*****]
[*****]	RELAY	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSFORMER-GROUND POWER CURRENT, AC	[*****]
[*****]	TOILET-PSU	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	DETECTOR UNIT-ENGINE OVERHEAT	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 19 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	AILERON GUST-LOCK ACTUATOR	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	CENTERING UNIT-RELEASABLE	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	RESTRICTOR-FLAP VALVE BLOCK FLOW, EXTN LI	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	ACTUATOR-FUEL CROSSFEED VALVE	[*****]
[*****]	ACTUATOR-FUEL LP VALVE	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	CLINOMETER-ROLL ATTITUDE	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	INDICATOR-FUEL TEMP, TANK	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	PRESELECTOR-FUEL QUANTITY, KG	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	VALVE-CROSSFEED	[*****]
[*****]	VALVE-FUEL LP	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	ACCUMULATOR-LINE	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	INDICRTOR-PRESSURE, TRIPLE	[*****]
[*****]	MODULE-PRESSURE	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	CONTROLLER-DE ICING, STANDBY	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	HEATER-DUAL DISTRIBUTOR VALVE	[*****]
[*****]	MOTOR-WIPER. CARTAIN	[*****]
[*****]	MOTOR-WIPER, F/O	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI IC1NG, LH ELEVATOR	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 20 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RUDDER	[*****]
[*****]	SEPARATOR-WATER	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	INTERFACE UNIT AIRCRAFT PERFORMANCE (APIU)	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	QUICK ACCESS RECORDER	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-RELIEF, LOW PRESSURE	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	VALVE-SOLENOID, N/W STEERING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-LOGO	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 21 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, RH	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	ADAPTER BOX, ADF/ATC	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	AMPLIFIER-AUDIO MIXER	[*****]
[*****]	ANTENNA-RADIO-ALTIMETER RECEPTION	[*****]
[*****]	AUXILIARY FLIGXT DATA ACQUISITION UNIT	[*****]
[*****]	COMPENSATOR-REMOTE MAGNETIC	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONVERTER-ANALOG/DIGITAL	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED, STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	MULTI5YSTEM CONTROL DISPLAY UNIT-GNSS	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION (GNSS syst.)	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 22 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	CYLINDER-OXYGEN (PORTABLE)	[*****]
[*****]	INDICATOR-OXYGEN HP	[*****]
[*****]	TRANSMITTER/REGULATOR -OXYGEN PRESS	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	CONTROLLER-AIR LEAK DETECTION	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]

[*****]	VENTURI-HP	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	CONTROL UNIT-ARMOURED COCKPIT DOOR	[*****]
[*****]	ACTUATOR-PNEUMATIC	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	ELECTROVALVE	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	INTERFACE UNIT-PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	SYNCHROPHASER-PROP	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 23 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, 1NTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	AUXILIARY FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]

Final Fleet list

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	CONTROLLER-TEMPERATURE	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT. DUAL	[*****]
[*****]	EXTRACTOR-WATER	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	INDICATOR-COMPT/DUCT TEMP	[*****]
[*****]	REGULATOR-PRESSURE	[*****]
[*****]	SELECTOR-TEMPERATURE	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	VALVE CHECK-AIR BLEED	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	VALVE-CHECK, ECS DISTRIBUTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-HOT BYPASS	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	AUTO PILOT CAPSTAN	[*****]
[*****]	AUTO PILOT SERVO-ACTUATOR	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 24 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	FLIGHT GUIDANCE CONTROL PANEL	[*****]
[*****]	ROD-DYNAMOMETRIC, ELEVATOR	[*****]
[*****]	ROD-DYNAMOMETRIC, RUDDER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	ECU-3000	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	MANAGEMENT UNIT-ACARS	[*****]
[*****]	PLAYER-DIGITAL	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	VHF-4000-8,33 KHZ	[*****]
[*****]	AMMETER-BATTERY CH/DISCH	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	PANEL-AC/DC PARAMETER MEASURING	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	STATIC INVERTER	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSFORMER-GROUND POWER CURRENT, AC	[*****]
[*****]	TOILET-PSU	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	DETECTOR UNIT-ENGINE OVERHEAT	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	AILERON GUST-LOCK ACTUATOR	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	CENTERING UNIT-RELEASABLE	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	POWER TRIM BOX	[*****]
[*****]	RESTRICTOR-FLAP VLV BLOCK FLOW, EXTN LINE	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 25 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	ACTUATOR-FUEL CROSSFEED VALVE	[*****]
[*****]	ACTUATOR-FUEL LP VALVE	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	CLINOMETER-ROLL ATTITUDE	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	FUEL CONTROL UNIT	[*****]
[*****]	REFUEL CONTROL PANEL	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	VALVE-CROSSFEED	[*****]
[*****]	VALVE-FUEL LP	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	ACCUMULATOR-LINE	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	MODULE-PRESSURE	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	CONTROLLER-DE ICING, STANDBY	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	MOTOR-WIPER, CAPTAIN	[*****]
[*****]	MOTOR-WIPER, F/0	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RUDDER	[*****]
[*****]	VALVE-ANTI ICING PRESS REG AND SHUTOFF	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	CLOCK	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	EFIS CONTROL PANEL RH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	MPC-ED36	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 26 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	MULTIPURPOSE CONTROL & DISPLAY UNIT	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	ROD-DYNAMOMETRIC, ROLL	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-RELIEF, LOW PRESSURE	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	VALVE-SOLENOID, N/W STEERING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION, RED	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-LOGO	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, RH	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	VOR/ILS/MKR RECEIVER	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	CYLINDER-OXYGEN (PORTABLE)	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	CONTROLLER-AIR LEAK DETECTION	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 27 of 28 Execution Version	October 18th, 2011

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	VENTURI-HP	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE AP	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-S	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-DC	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	CONTROL UNIT-ARMOURED COCKPIT DOOR	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	ELECTROVALVE	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	INTERFACE UNIT-PROPELLER	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	BRAKE, PROPELLER (REPAIR RATIER-FIGEAC)	[*****]
[*****]	ENGINE ELECTRONIC CONTROL	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	MFC	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FUEL PUMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº3 28 of 28 Execution Version	October 18th, 2011

AMENDMENT N°4 TO

GLOBAL MAINTENANCE AGREEMENT

Contract n° DS/CC-2612/10

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

March 28, 2012

Global Maintenance Agreement	Amendment Nº4 Page 29/ 14 Issue 4	March 28, 2012

CONTENTS

CONTENTS	2

1 MODIFICATIONS	4

2 EFFECTIVE DATE	5

3 MISCELLANEOUS	5

EXHIBIT 3-A4 – STOCK	7

Global Maintenance Agreement	Amendment Nº4 Page 2/ 14 Issue 4	March 28, 2012

This Amendment N°4 (the “Amendment”) is made on March 28, 2012 (the “Effective Date”),

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A,

a company incorporated under the laws of Brazil, the registered office of which is located at Alameda Surubiju, 2010 — Alphaville Industrial, Barueri, Sao Paulo, Brazil,

hereafter referred to as the “Company” or “AZUL”,

on the one part,

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.,

a French Groupement d’Intérêt Economique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 Allée Pierre-Nadot, 31712 Blagnac, France, identified under Corporate and Trade Register of Toulouse number 323 932 236, hereafter referred to as the “Provider’ or “ATR”,

on the other part,

Collectively referred to as the “Parties” and individually to as a “Party”,

WHEREAS:

A)	The Company and the Provider entered into a global maintenance agreement dated December 24th, 2010 (as amended and supplemented from time to time the “Agreement”) for the purpose of facilitating operational support tasks as well as scheduled and unscheduled maintenance;

B)	The Parties amended the Agreement through Amendment N°1 on May 20th, 2011,

C)	The Parties amended the Agreement through Amendment N°2 on July 29th, 2011,

D)	The Parties amended the Agreement through Amendment N°3 on October 18th, 2011,

E)	The Parties wish to amend certain provisions of the Agreement upon the terms and conditions set out below.

Global Maintenance Agreement	Amendment Nº4 Page 3/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

NOW THEREFORE, IT IS HEREBY AGREED as follows:

1	MODIFICATIONS

Each of the Parties hereto agrees to amend the Agreement as follows:

1.1 Modification of Clause 13.1 — SECURITY DEPOSIT

Clause 13.1 (b) of the Agreement shall be deleted and substituted by the following:

“

(b) as from the date of execution of this Amendment N°4, the aggregate of:

(i)	[*****] of Services provided to the Company by the Provider for the first [*****] aircraft of Final Fleet, calculated as per above Clauses 10 and Clause 12.1.3, i.e. [*****]

(ii)	[*****] of the Stock value at the date of integration in this Agreement of the first aircraft of the Final Fleet, i.e. [*****] such amount shall be accordingly adjusted to Stock change as set in Exhibit 10,

(iii)	[*****] of the increase of Stock value at the date of execution of this Amendment N°4, i.e. [*****] such amount shall be accordingly adjusted to Stock change as set in Exhibit 10,

”

1.2 Modification of Exhibit 3 — STOCK

Exhibit 3-A3 of the Agreement shall be deleted and replaced in its entirety by the Exhibit 3-A4 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to the Exhibit 3-A4 attached.

1.3 Modification of Exhibit 10 — LEASE STOCK Clause 2

Clause 2.4 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.4	The Stock total value of Exhibit 3 list, under economic conditions 2011, shall be:

•	[*****] and

”

Clause 2.5 of Exhibit 10 of the Agreement shall be deleted and substituted by the following:

“

2.5	The Stock total value of Exhibit 7 list, under economic conditions 2011, shall be:

•	[*****] and

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, such aggregate amount being equal to [*****]

”

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 4/ 14 Issue 4	March 28, 2012

2	EFFECTIVE DATE

This Amendment N°4 shall come into full force and effect as from the Effective Date.

3	MISCELLANEOUS

3.1	In case of any inconsistency with the Agreement and this Amendment, the latter shall prevail.

3.2	This Amendment contains the entire agreement between the Parties and supersede any previous understandings, commitments and/or representations whatsoever oral or written.

3.3	This Amendment shall not be modified or varied except by an instrument in writing executed by both Parties.

3.4	Except as expressly set out in this Amendment, all of the provisions of the Agreement remain valid and binding.

3.5	This Amendment shall be governed by and construed in accordance with the laws of New York.

Global Maintenance Agreement	Amendment Nº4 Page 5/ 14 Issue 4	March 28, 2012

Execution Page

This Amendment N°4 has been executed in two (2) original copies in the English language.

For and on behalf of:		For and on behalf of:

AZUL		AVIONS DE TRANSPORT REGIONAL
(Company)		(Provider)

Name:	Renato Covelo	Name:	Luigi Mollo
Title:	Attorney In Fact	Title:	VP Commercial

Date: 03/05/2012		Date: 28/03/2012

Signature: /s/ Renato Covelo		Signature: /s/ Luigi Mollo

Global Maintenance Agreement	Amendment Nº4 Page 6/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-A4 – STOCK

The following Exhibit 3-A4 is composed of seven (7) pages.

First List for both Interim Fleet and Final Fleet contains [*****] part numbers.

Second List specific for New Fleet contains [*****] part numbers.

Third List Amendment N°4 for New Fleet contains [*****] part numbers.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 7/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

First List for Interim Fleet

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 8/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHU	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	INDICATOR-AIRSPEED, STANDBY	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	INDICATOR-TRS/TEMP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 9/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	PROBE-RIOT	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	TRANSMITTER/REGULATOR -OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	PROPELLER-SERVO VALVE	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 10/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]

[*****]	Total	[*****]

Second List specific for New Fleet

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	ECU-3000	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	MANAGEMENT UNIT-ACARS	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	VHF-4000-8,33 KHZ	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]

[*****]	STATIC INVERTER	[*****]

[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	REFUEL CONTROL PANEL	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REG AND SHUTOFF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 11/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	EFIS CONTROL PANEL RH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	MPC-ED36	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	MULTIPURPOSE CONTROL & DISPLAY UNIT	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION, RED	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	VOR/ILS/MKR RECEIVER	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE AP	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-S	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-DC	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	PROPELLER ASSEMBLY	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 12/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]

[*****]	ENGINE ELECTRONIC CONTROL	[*****]

[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	MFC	[*****]

[*****]	CONTROL, AUTOFEATHER	[*****]

[*****]	COOLER - OIL	[*****]

[*****]	FLOW DIVIDER & DUMP VALVE	[*****]

[*****]	FUEL HEATER	[*****]

[*****]	TOTAL	[*****]

Third List Amendment N°4 for New Fleet

[*****]	DESCRIPTION	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	CONDENSER	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT GUIDANCE CONTROL PANEL	[*****]
[*****]	AUTO PILOT SERVO-ACTUATOR	[*****]
[*****]	AUTO PILOT CAPSTAN	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	ATTENDANT PANEL USB KEY	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	ROD-DYNAMOMETRIC, ROLL	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 13/ 14 Issue 4	March 28, 2012

CONFIDENTIAL TREATMENT REQUESTED

[*****]	DESCRIPTION	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	RESTRICTOR-FLAP VLV BLOCK FLOW, EXTN LINE	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RUDDER	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-RELIEF, LOW PRESSURE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]

[*****]	TOTAL	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Global Maintenance Agreement	Amendment Nº4 Page 14/ 14 Issue 4	March 28, 2012

1- Amendment no° 5

to the Global Maintenance Agreement

(Contract ref DS/CC-2612/10)

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

and

Avions de Transport Regional GIE

dated December the 24th, 2010;

2- Amendment n° 3

to the Global Maintenance Agreement

(Contract reference DS/C-2883/09)

between

TRIP LINHAS AÉREAS S/A

and

Avions de Transport Regional GIE

dated September the 10th, 2010.

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

TRIP LINHAS AÉREAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

Signing Date: August 20, 2013

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 1 / 49
Issue 3 – DSC 0014/13

CONTENTS

CONTENTS			2
WHEREAS			4
NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS			4
1.	Subject matter of the Covenant		4
2.	Amendments to GMA TRIP		4
3.	Amendments to GMA AZUL		5
	3.1	Amendment to Article 1 - “SUBJECT MATTER OF THE AGREEMENT”	5
	3.2	Amendment to Article 2 - “DEFINITIONS & INTERPRETATION”	5
	3.3	Amendment to Article 5 - “SERVICES”	5
	3.4	Amendment to Article 6 - “DELIVERIES”	6
	3.5	Amendment to Article 8 - “INSURANCES”	6
	3.6	Amendment to Article 10 - “PRICE”	6
	3.7	Amendment to Article 11 - “RECONCILIATION & AUDIT”	11
	3.8	Amendment to Article 12 - “INVOICING AND PAYMENT TERMS”	11
	3.9	Amendment to Article 13 - “SECURITY DEPOSIT”	12
	3.10	Amendment to Article 18 “NOTICE”	13
	3.11	Amendment to Exhibit 1 “LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT”	13
	3.12	Amendment to Exhibit 3 “STOCK”	13
	3.13	Amendment to Exhibit 4 “LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES”	13
	3.14	Amendment to Exhibit 7 “ADDITIONAL STOCK”	14
	3.15	Amendment to Exhibit 10 “LEASE OF STOCK”	14
	3.16	Amendment to Exhibit 11 “SPARE PARTS STANDARD EXCHANGE SERVICE”	15
	3.17	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	15
	3.18	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	16
	3.19	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	16
	3.20	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	16
	3.21	Addition of the Exhibit 15 “ADVANCED POOL STOCK”	17
4.	Additional Conditions as per Proposal		17
5.	Entry into force and Conditions Precedent		17
6.	Miscellaneous		17
EXHIBIT 1-A2 – LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT			20
EXHIBIT 3-A5 – STOCK			22
EXHIBIT 4-A3 – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES			34
EXHIBIT 7-A2 – ADDITIONAL STOCK			44
EXHIBIT 15 – ADVANCED POOL STOCK			46

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 2 / 49
Issue 3 – DSC 0014/13

This covenant (hereinafter referred to as the “Covenant”) is made on August 20, 2013:

BETWEEN:

AZUL LINHAS AÉREAS BRASILEIRAS S/A, a company incorporated under the laws of Brazil, the registered office of which is located at Avenida Marcos Penteado de Ulhôa Rodrigues, 939 – Edifício Castello Branco Office Park – Torre Jatobá -9° andar - CEP 06460-040 – Alphaville Industrial, Barueri, São Paulo, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 09.296.295/0001-60.

Hereafter referred to as “AZUL”,

on the one part,

AND

TRIP LINHAS AÉREAS S/A, a company incorporated under the laws of São Paulo, Brazil, whose registered office is at Avenida Cambacicas, 1.200, Campinas – SP, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 02.428.624/0001-30;

Hereafter referred to as “TRIP”,

on the second part,

Hereafter individually or collectively referred to as “Company”, as the context requires,

AND

AVIONS DE TRANSPORT REGIONAL, G.I.E., a French groupement d’intérêt économique established under Articles L.251-1 to L.251-23 of the French Commercial Code, whose registered office is at 1 alleé Pierre Nadot, 31712 Blagnac, France identified under Corporate and Trade Register of Toulouse number 323 932 236,

Hereafter referred to as the “Provider” or “ATR”,

on the third part.

Hereinafter individually referred to as the “Party” or collectively as the “Parties”

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 3 / 49
Issue 3 – DSC 0014/13

WHEREAS:

1)	WHEREAS AZUL and ATR have entered into a Global Maintenance Agreement ref DS/CC-2612/10 (dated December 24th, 2010), amended from time to time, to support AZUL ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA AZUL”); and,

2)	WHEREAS TRIP and ATR have entered into a Global Maintenance Agreement ref DS/C-2883/09 (dated September 10th, 2010), amended from time to time, to support TRIP ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA TRIP”); and,

3)	WHEREAS pursuant to an investment agreement dated on May 25, 2012, entered into between Trip shareholders and Azul S.A. TRIP became a wholly owned subsidiary of the latter, integrating the Azul Group which already includes AZUL, an operating company, as duly approved in due time by their respective corporate governing bodies and the relevant authorities (National Civil Aviation Agency - “ANAC” - and Brazilian Antitrust Authority - “CADE”); and

4)	WHEREAS further to operation as detailed above in 3), AZUL is going to progressively operate an enlarged fleet of Aircraft coming from TRIP; AZUL and TRIP wishing that operational support tasks as well as scheduled and unscheduled maintenance regarding their respective Aircraft fleet being provided by ATR benefiting of the GMA AZUL main terms and conditions; and,

5)	WHEREAS ATR, as the Aircraft manufacturer and Provider, made a commercial proposal ref DS/CC-65/12 Issue 3 (the “Commercial Proposal”) to AZUL and TRIP, dated February 8th, 2013, setting out its capacities and abilities to satisfy such needs, and AZUL and TRIP agreed on the Commercial Proposal on February 19th, 2013; and

6)	WHEREAS it is now agreed between the Parties (i) to amend the GMA in compliance with the Commercial Proposal (the “Amended GMA AZUL”), (ii) to amend the GMA TRIP by the amended GMA AZUL terms and conditions (the “Amended GMA TRIP”), (iii) to convene the consequences of such amendments in order to cover AZUL’s and TRIP’s fleets under the same terms and conditions.

7)	WHEREAS, on the basis of said Commercial Proposal, ATR, AZUL and TRIP entered into negotiations with respect to this Covenant.

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Subject matter of the Covenant

This Covenant describes the terms and conditions according to which (i) the Parties shall amend the GMA TRIP and the GMA AZUL in compliance with the Commercial Proposal and (ii) the Provider shall provide, or cause its Subcontractors to provide, Services for AZUL and/or TRIP Aircraft fleets in compliance with the Amended GMA TRIP and Amended GMA AZUL, as relevant.

Words and expressions used in this Covenant shall have the same meanings defined in the Amended GMA AZUL and/or the Amended GMA TRIP, as the context requires.

2.	Amendments to GMA TRIP

Unless otherwise provided under this Covenant, TRIP and ATR agree to amend the GMA TRIP by any and all of the terms and conditions of the GMA AZUL upon the entry in full force and effect of this Covenant.

For the sake of clarity, and for the exclusive purpose of the amendment of GMA TRIP, each time “Company” and/or “AZUL”, as the context requires, are used within the GMA AZUL, it shall be considered as a reference to “TRIP”.

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3.	Amendments to GMA AZUL

The following articles, sentences or words of GMA AZUL are amended as follows:

3.1	Amendment to Article 1 - “SUBJECT MATTER OF THE AGREEMENT”

(i)	This article is cancelled and substituted by the following:

“This Agreement describes the terms and conditions according to which the Provider shall facilitate operational support tasks as well as scheduled and unscheduled maintenance for the Aircraft defined in Clause 2, when respectively operated by TRIP and for AZUL only.

It is hereby stated and agreed by the Parties that, unless otherwise provided under this Agreement, any and all of the terms and conditions of this Agreement shall be considered and executed by the Parties, as if each of TRIP and AZUL, as Company, has signed the Agreement with ATR, as Provider.”

3.2	Amendment to Article 2 - “DEFINITIONS & INTERPRETATION”

(i)	The following definitions are cancelled and substituted by:

“Advanced Pool” or “Advanced Pool Stock” designates a stock of serviceable LRUs listed in Exhibit 7 and available to the Company at the Storage Location under standard exchange service as defined in Exhibit 11 and pursuant the terms and conditions set in Exhibit 15.

“BER” or “Beyond Economical Repair”: means the case in which the repair cost of any unserviceable Item is greater than [*****] of the price for a brand new identical LRU and/or Main Element;

“Start Date”: means the date defined in the Commercial Proposal and on the following conditions that the Agreement is signed and/or the Company has fulfilled the Conditions Precedent set out in Clause 17 (Conditions Precedent) whichever is the last;

(ii)	The following definitions are cancelled:

“Interim Fleet” means the ATR 72-200 operated by Company under a lease with Provider or its affiliates and described on Exhibit 1 as such.

(iii)	Any other provision of Article 2 shall remain in full force and effect.

3.3	Amendment to Article 5 - “SERVICES”

The paragraph 5.1 of Articles is cancelled and substituted by the following:

“The Provider shall provide Company with the following Services:

(i) a lease stock as described in Exhibit 10,

(ii) an Advanced Pool for standard exchange service as described in Exhibit 7, 11 and 15.

(iii) a standard exchange service of the items of the Pool as described in Exhibit 11,

(iv) the maintenance for the LRU, propellers and landing gears as described in Exhibit 12.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The following table summarizes the Services provided under this Agreement per type of Aircraft:

[*****]

[*****] shall be covered by this Agreement subject to integration of additional Aircraft in Exhibit 1 and the associated revision of the relevant terms and conditions of this Agreement through an amendment thereto.

For aircraft entering into the Company fleet after [*****], the Company will have the option to select or not the propellers assy maintenance service for such aircraft”

Any other provision of the Article 5 shall remain in full force and effect.

3.4	Amendment to Article 6 - “DELIVERIES”

(i)	The paragraph 6.1 is cancelled and substituted by the following:

“Unless otherwise set forth in this Agreement, the Provider shall deliver each Operational LRU and Main Element in accordance with Exhibits 10, 11, 12 and 15 as the case may be, [*****] at the following address:

ATR Customer Support

C/O DHL Solutions

ZA du Pont Yblon

95500 Bonneuil en France – France

or at any address with a previous approval of the Company.”

(ii)	Any other provision of the Article 6 shall remain in full force and effect.

3.5	Amendment to Article 8 - “INSURANCES”

The paragraph 8.2 is cancelled and substituted by the following:

“Company shall at its own expense procure and maintain in full force and effect throughout the term appropriate insurance policies to be approved by Repairer in its absolute discretion covering all the items of the Stock and of the Advanced Pool Stock for the full replacement value as provided in Clause 2.4 of Exhibits 10 and 15. Repairer shall be named as sole loss payee on all loss and physical damage policies and as an additional named insured on any liability policies. Moreover, the Repairer will be designated the beneficiary of the insurance against losses and will also benefit from the appropriate waiver of recourse and rights of subrogation. Prior to the Start Date and upon each renewal of any policy, Company will supply Repairer with certificates of insurance compliant with the terms and conditions set out in Exhibit 10 to this Agreement.”

(ii) Any other provision of the Article 8 shall remain in full force and effect.

3.6	Amendment to Article 10 - “PRICE”

The paragraph 10.1; 10.2; 10.3; 10.4; 10.5; 10.6; 10.7; 10.8 of Article 10 is cancelled and substituted by the following:

10.1	“The lease payment payable for the lease of the Stock (based on the Stock technical contents defined in Exhibit 3 and 10), as from the Start Date is a [*****]:

(i)	corresponding to [*****] of the Stock value which is set in Exhibit 10, Clause 2.4 if all the parts of the Stock are brand new; or

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(ii)	in the event the Provider delivers Used Serviceable Items to the Company as set out in Exhibit 10 Clause 2.4, the [*****] set forth in Clause 10.1 (i) above shall be payable from the Start Date until the date on which the last item of the Stock is delivered. On such date the Provider will notify in writing to the Company the exact and definitive Stock Value, and the revised monthly lease payment based upon [*****] of such Stock Value. Promptly after delivery of the last item of the Stock, Provider shall issue a credit equal to the difference between the total amount of lease payments actually paid by the Company since the Start Date and the price the Company should have paid for the Used Serviceable Items delivered by Provider according to the provisions of this Clause 10.1(ii); the definitive Stock Value shall be determined with prices of items of the Stock, based on the current ATR spare parts Catalogue sales price for brand new item or based on [*****] of the current ATR spare parts Catalogue brand new sales price for serviceable item depending on the status of the item delivered.

10.2	The price payable by Company to Provider for the Standard Exchange service set out in Exhibit 11, is as follows:

For all aircraft:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

These prices are [*****] and assume the availabilities described on the list of LRUs defined in Exhibit 4.

10.3	The prices per airborne FH per Aircraft payable by Company to Provider for LRU, Main Elements, and services set out in this Agreement are:

10.3.1	For LRU: [*****] per FH and per Aircraft, [*****]:

For all aircraft:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

10.3.2	For the Main Element services as defined in Exhibit 12 [*****] per Aircraft airborne FH or CY:

(i)	Propellers (2ea) applicable to all aircraft:

(a) For maintenance

•	[*****]

•	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The above propellers maintenance provisions and availability prices are defined as a result of the following repartition related to the maintenance of the following propeller hub, actuator, transfer tube and blades composing each propeller assembly:

[*****]

(b) For availability [*****]

Additional flat rates here under shall be applied for the following operations, as applicable:

(c) [*****]

•	[*****]

•	[*****]

•	[*****]

(d) For each propeller blade nickel sheath replacement, a flat rate of:

•	[*****]

•	[*****]

•	[*****]

(ii)	Landing gears (per shipset):

For 42-500, 72-500, 72-600 landing gears:

(a) [*****]

(b) [*****]

The above landing gear maintenance provisions and availability prices are defined as a result of the following repartition related to the maintenance of the following sub-assemblies composing each landing gear assembly.

[*****]

10.4	Price for reconciliation.

10.4.1	Intentionally left blank.

10.4.2	Price for LRU removal rate reconciliation

Any point of difference, to be measured in units and tenths, between the RRR and the MRR pursuant to the conditions set out in Clause I.3 of Exhibit 12, shall be invoiced or credited per airborne FH on the basis of:

For Final Fleet:

[*****]

•	[*****]

•	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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[*****]

•	[*****]

10.4.3	Anticipated scheduled Events

Parties agree that all prices for each Service subject to Scheduled Events are based on the achievement of the applicable maintenance program(s).

In case of deviation of the Scheduled Event maintenance program parameters by a number of [*****], such deviation shall be considered an Anticipated Event.

For any such Anticipated Event, whichever the context, Provider shall invoice Company the Lost Potential multiplied by the applicable price mentioned in Clause 10.3.

10.5	Prices adjustment

The adjustment conditions set out in Clauses 10.5.1 and 10.5.2 below [*****].

10.5.1	Commercial Conditions for price Adjustment

Prices of this Agreement will be adjusted [*****], in accordance with the following adjustment formula:

[*****]

where:

•	[*****] is the [*****] for the year N+1,

•	[*****] is the [*****] as determined by economic conditions of year N (current year),

•	[*****] is the [*****] in the year N,

•	[*****] is the corresponding [*****] of the year N-1,

•	[*****] is the [*****] in the year N,

•	[*****] is the corresponding [*****] of the year N-1.

Escalation is subject to a [*****] for Stock, Clause 10.1, and Standard Exchange, Clause 10.2, services.

Escalation is subject to a [*****] for LRU repair service, Clause 10.3.1 and Clause 10.4.2.

The Prices set out in this covenant relative to the Main Elements Services will be adjusted [*****] Escalation is subject to a [*****] annual cap for Main Elements repair service [*****]. In any case the final result of the applicable annual adjustment rate [*****] Clause 10.3.2.

Escalation is subject to a [*****].

10.5.2	Technical Conditions for Prices Adjustment

Both Parties agree to modify the prices given in Clause 10 [*****] pursuant to Clause 11 if the operating parameters of the Aircraft, analyzed at the time of the adjustment (all calculations are made with figures corresponding to [*****]), change by more or less than [*****] with respect to the estimated values of the same parameters, considered at the time of commencement of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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As from the date this Agreement enters into force, the Parties agree to take into account the following basic operating parameters as a reference for the above calculation:

(i)	[*****]

(ii)	[*****]

10.6	Specific conditions.

10.6.1	Company’s Aircraft fleet change(s)

[*****]

10.6.2	Unused Aircraft

During the Term, should any Aircraft remain temporarily unused for less than thirty (30) Days by the Company for whatever reason, the Company shall not request or obtain from the Provider a change in prices or terms and conditions set out in this Agreement in Clauses 10 and 12.

10-7	Maintenance Provision -Phase-in invoicing

No later than the first Scheduled Event or Anticipated Event, the Company shall pay to ATR an amount (“Maintenance Provisions”) corresponding for each Main Element and/or their subassembly, to the number of FH and CY accrued since the last overhaul or since new as applicable, multiplied by the applicable rate defined in Clauses 10.3.2 and 10.5 and applicable at the date of the first event.

Should any Aircraft be subject to a Maintenance Reserves Agreement with ATR or ATR affiliated company, above Maintenance Provisions shall be deducted from the applicable Maintenance Reserves still available into ATR or ATR affiliate’s account for each related individual Main Element and/or their sub-assembly as applicable.

10.8	Maintenance Provisions refundable at termination of the Agreement.

10.8.1	Upon termination of this Agreement with respect to one or more Aircraft and/or Services in accordance with the terms of this Agreement (except as a result of a Company Default) (the “Termination Date”), the Provider shall reimburse the Company Maintenance Provisions related to landing gears maintenance services and/or their sub-component for ATR 72-600 only based on [*****] of the amount set out in Clause 10.3.2 for maintenance services (the “Refund Amount”), taking into account the price applicable [*****] as per Clauses 10.5 and when applicable adjusted every [*****] as per Clause 10 and 11 for each FH or CY performed for Main Elements: between the re-installation on such Aircraft after the last shop repair or overhaul or exchange occurred under this Agreement, as evidenced in the relevant EASA, FAA, TC, or ANAC release form and ending on the Termination Date.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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For sake of clarity, since the Company will pay such service based on,

•	for ATR 42-500, ATR 72-500 and ATR 72-600, [*****] of the price by the hours and [*****] by event,

•	for ATR 72-600, [*****] of the price by the hours and [*****],

•	for ATR 42-500 and ATR 72-500, [*****], [*****] of the price by the hours and [*****]

[*****] In addition, it is agreed by the parties that [*****] out of [*****] of the maintenance provision paid for the maintenance of the landing gears [*****]

Should any Aircraft be an ATR and/or ATR affiliate’s property, then Refund Amount shall be reimbursed to the owner.

Provider shall only be required to reimburse the Refund Amount provided that:

(i)	the Company returned to the Provider all replacement spare(s) Main Element(s), items of the Stock, Core Items and Unserviceable LRU the Provider may have delivered or be expected from time to time according to the terms of this Agreement, and

(ii)	The Company paid to the Provider all due amounts, and

(iii)	The Company is not in Default of any of its obligations under this Agreement.

(iv)	The related maintenance service is not subject to payment on event.

10.8.3	It is also understood that airborne FH and/or CY to be taken into account for such a refund process are only those accrued on original Main Element(s) of Aircraft when fitted on Company’s Aircraft or alternatively spare(s) main elements of Company property. FH and/or CY accrued on replacement spare Main Element(s) provided by the Provider to the Company under this Agreement and/or any Main Element(s) different from those installed on Aircraft on the date they were originally delivered to the Company or not owned by the Company shall not be taken into account in this refund process.”

3.7	Amendment to Article 11 - “RECONCILIATION & AUDIT”

a)	The last sentence of Article 11-“RECONCILIATION & AUDIT” is cancelled and substituted by:

“At each reconciliation based on the actual flown flight hours, the Provider shall credit back:

[*****]

Such credit being solely available as credit for the GMA services and calculated at each reconciliation and regardless payment terms and conditions.”

b)	Any other provision of the Article 11 shall remain in full force and effect.

3.8	Amendment to Article 12 - “INVOICING AND PAYMENT TERMS”

(i)	The paragraph 12.1 of Article 12 is cancelled and substituted by the following:

“Without limiting the obligation of the Company to make payments as provided in Article 10 above, the Company undertakes to pay the Provider the following amounts in accordance with the payment terms specified in Clause herein.

(i)	[*****]

(ii)	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(iii)	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

(iv)	[*****]

•	[*****]

(v)	[*****]

(vi)	[*****]

(vii)	[*****]

(viii)	[*****]

(ix)	[*****]

(x)	[*****]

(xi)	[*****]

(xii)	[*****]

(ii)	The paragraph 12.5 of Article 12 is cancelled and substituted by the following:

“If any payment due to the Provider is not received on the due date, without prejudice to any other of the Provider’s rights or remedies the Company shall in addition to payment of the price, pay interest at a rate per annum that shall not be lower than European Central Bank applicable interest rate plus [*****] per year for every other sales from time to time on any sum remaining unpaid after the due date until the actual date of receipt by the Provider of the payment, such interest being calculated on a daily basis. The Company shall reimburse all costs and expenses (including legal costs) incurred in the collection of any overdue amount.”

(iii)	Any other provision of the Article 12 shall remain in full force and effect.

3.9	Amendment to Article 13 - “SECURITY DEPOSIT”

(i)	The paragraph 13.1 of Article 13 is cancelled and substituted by the following:

“Upon signature of this Agreement, the Company shall pay to the Provider a cash deposit in an amount equal to:

(i)	[*****] provided to the Company by the Provider for the entire Final Fleet, calculated as per above Clauses 10 and Clause 12.1,

(ii)	[*****] of the Stock value at the date of integration in this Agreement, such amount shall be accordingly adjusted to Stock change as set in Exhibit 10 to be held by the Provider pursuant to this Agreement (the “Security Deposit”).”

(ii)	With respect to the here above amended paragraph 13.1, the Company shall pay to the Provider an amount corresponding to the difference between the Security Deposit previously paid under the GMA TRIP and GMA AZUL and the Security Deposit amount due respectively under the Amended GMA TRIP and Amended GMA AZUL.

(iii)	Any other provision of the Article 13 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.10	Amendment to Article 18 “NOTICE”

(i)	The Article 18 is cancelled and substituted by the following:

“All notices and requests required or authorized hereunder shall be given in writing and in English (or, if not in English, with a certified English translation) either by personal delivery to an authorised representative of the Party to whom the same is given or by registered mail (return receipt requested) or by facsimile.

If there is a difference between the English language version of any such notice or request and any version in any other language, the English language version shall apply.

The date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail (return receipt requested) or by facsimile, the date upon which it is received by the addressee shall be deemed to be the effective date of such notice or request.

The Provider shall be addressed at:

AVIONS DE TRANSPORT REGIONAL, G.I.E.

1, allee Pierre Nadot

31712 Blagnac CEDEX

France

Attention:	Mr. Cyril DUPUY

Fax:	+33562216740

The Company shall be addressed at:

AZUL/TRIP

Avenida Marcos Penteado de Ulhôa Rodrigues, 939 - Edificio Castello Branco Office Park - Torre Jatoba -9° andar - CEP 06460-040 - Alphaville Industrial, Barueri, São Paulo, Brazil

Attention:	Evandro Braga - Technical Officer

Fax:	55 11 4134-9890

3.11	Amendment to Exhibit 1 “LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT”

The Exhibit 1-A1 is cancelled and substituted in its entirety by the Exhibit 1-A2 attached hereto and any reference to Exhibit 1 in the Agreement shall be construed as reference to such Exhibit 1-A2.

3.12	Amendment to Exhibit 3 “STOCK”

The Exhibit 3-A4 is cancelled and substituted in its entirety by the Exhibit 3-A5 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to such Exhibit 3-A5.

3.13	Amendment to Exhibit 4 “LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES”

The Exhibit 4-A2 is cancelled and substituted in its entirety by the Exhibit 4-A4 attached hereto and any reference to Exhibit 4 in the Agreement shall be construed as reference to such Exhibit 4-A3.

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3.14	Amendment to Exhibit 7 “ADDITIONAL STOCK”

The Exhibit 7-Al is cancelled and substituted in its entirety by the Exhibit 7-A2 attached hereto and any reference to Exhibit 7 in the Agreement shall be construed as reference to such Exhibit 7-A2.

3.15	Amendment to Exhibit 10 “LEASE OF STOCK”

a)	Clause 1 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

“The Provider agrees to lease the Stock to Company and Company agrees to take the Stock on lease for positioning at the Storage Location,

(i)	Rodovia Santos Dumont, Km 66, Jardim Itatinga, Campinas - São Paulo, Brazil CEP 13052-970.

(ii)	Au Portugal, 5139, Itapoa - Belo Horizonte, Minas Genais, Brazil

The provision, holding, use and disposal of the Stock and its review shall be subject to the terms and conditions of this Agreement.

b)	Clause 2.4 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

The Stock total value of Exhibit 3 list shall be:

For the initial AZUL stock delivered under economic conditions 2010,

[*****]

For the stock delivered under the AZUL amendment 3 under economic conditions 2011,

[*****]

For the stock delivered under the AZUL amendment 4 under economic conditions 2011,

[*****]

For the first batch, stock delivered under the GMA TRIP under economic conditions 2011

[*****]

For the second batch limited to the parts not recommended by the repairer, stock delivered as set in Exhibit 3-A5 of the Amendment under the GMA TRIP under economic conditions 2011

[*****]

For the sake of clarity, parts of the Stock contained into the second batch that are recommended by Repairer, are provided [*****] delivered under the GMA TRIP under economic conditions 2011

[*****]

For the batch related to the Amendment 5, stock delivered under economic conditions 2013

[*****]

c)	Clause 2.5 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

“The Stock total value of Exhibit 7 list, under economic conditions 2010, shall be:

For the stock delivered under the AZUL amendment 1

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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For the stock delivered under the GMA TRIP

[*****]

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, i.e.

[*****]

d)	Any other provision of the Exhibit 10 shall remain in full force and effect.

3.16	Amendment to Exhibit 11 “SPARE PARTS STANDARD EXCHANGE SERVICE”

a)	Clause 4.1 of the Exhibit 11 - Spare Parts Standard Exchange Service of the Agreement shall be cancelled and substituted by the following:

4.1	“Dispatch Lead Time

(i)	The Company shall deliver to the Provider’s facilities indicated in Article 6 the Unserviceable LRU with the Form 6-3 duly filled-in, as standard exchange core parts, within a maximum [*****]. In the event the Unserviceable LRU is not returned within the above said period, the Provider shall be entitled to charge the Company late fee equivalent to [*****] of the value of the part per day starting from the [*****] after the standard exchange Work Order date. For the sake of clarity, the Provider shall waive the application of the above described late fees in the event that the Provider will be late to make available to the Company the serviceable LRU in accordance with the lead time set here above in the Clause 3.2;

(ii)	when dispatching the Unserviceable LRU, the Company will also send by fax or by telex or by email all the data related to the dispatch (including, but not restricted to, the date of dispatch and the carrier’s name);

(iii)	notwithstanding the above provision in (i), in the event an Unserviceable LRU is not received by the Provider [*****] after the Company’s standard exchange Work Order date, the Provider has the right to declare this corresponding part as lost and to invoice the Company the amount of the part sent in exchange by the Provider; such invoice will be considered as a sale of the involved part from the Provider to the Company which will gain the title to property on this part after the full payment of the Provider’s invoice and the Provider shall be entitled [*****] as from the Provider’s invoice is sent to withdraw the amount of the Provider’s invoice from the Security Deposit as specified in Article 13;

(iv)	in case of accumulated LRU not received in accordance with above sub-clause (iii), the Provider will be entitled at its sole discretion to withdraw the provision of access by the Company to the Pool parts having given [*****] prior written notice;”

b)	Any other provision of the Exhibit 11 shall remain in full force and effect.

3.17	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

(i)	The last sentence of Clause 11.1.1 of the Exhibit 12 - LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by:

“For the sake of clarity, propeller blades may be available through the standard exchange Service, as per the Exhibit 11 (“Spare parts standard exchange Service”).”

(ii)	Any other provision of the Exhibit 12 shall remain in full force and effect.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.18	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

a)	Clause 11.2.1 of the Exhibit 12- LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by the following:

“11.2.1 Any off-Aircraft maintenance tasks and works to be performed on Main Elements shall be carried out in accordance with the technical specifications stipulated by the OEM of each Main Element. Such maintenance tasks with respect to each Aircraft comprise the following services on which are based the prices set out in Clause 10.3 of the Agreement:

(i)	for the propellers (manufacturer Hamilton Standard):

•	scheduled maintenance for the propeller hub, actuator, transfer tube, adjusting nut

•	scheduled maintenance specific to propeller blades,

•	spare replacement (temporary loan) for sub-items returned for shop maintenance.

For the sake of clarity,

•	dome replacement and armbore repair will be subject to a case by case quotation

•	de-icer and nickel sheath replacements are at a fixed flat rate

•	embodiment of Airworthiness Directives, modifications and/or Service Bulletins will be subject to a case by case quotation

(ii)	for the landing gears (manufacturer Messier-Dowty):

•	scheduled maintenance,

•	basic unscheduled repair (BUR),

•	spare replacement (temporary loan) for sub-items returned for shop maintenance.

For the sake of clarity,

•	Life Limited parts repairs or replacement will be subject to a case by case quotation

•	Wheels and Brakes maintenance can be provided on spot basis

•	embodiment of Airworthiness Directives, modifications and/or Service Bulletins will be subject to a case by case quotation”

b)	Any other provision of the Exhibit 12 shall remain in full force and effect.

3.19	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

a)	Clause 11.2.2(iii) of the Exhibit 12 - LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by the following:

“(iii) for landing gears of ATR 42-500, 72-500, 72-600 Aircraft: overhaul at [*****], or should the first occurs, the calendar limit of [*****] for ATR 72-500 /72-600 and [*****] for ATR 42-500”

b)	Any other provision of the Exhibit 12 shall remain in full force and effect.

3.20	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

a)	Clause 11.3.4 of the Exhibit 12 - LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by the following:

“II.3.4 Return to the Provider of the Main Element or Replacement Spare Main Element

At the time the Provider delivers to Company a replacement spare Main Element or returns any repaired or overhauled Main Element to the Company, for fitment on Company’s Aircraft, the Company will deliver back to the Provider the Main Element removed for repair or overhaul or the replacement spare Main Element previously obtained from the Provider, on a date (the “Due Date”) that will not exceed [*****] (including time for transportation, customs clearance and transit) such period starting from the date the Company receives the replacement spare Main Element or the repaired or overhauled Main Element. When the Main Element removed for repair or overhaul is replaced by a replacement spare Main Element of the Stock or a spare of Company’s property, Company shall return to Provider or the designated Repair Shop such removed Main Element within the same maximum [*****] period, starting from its removal date. A grace period of [*****] shall apply into the calculation of the above mentioned late fees, i.e. if the spare Main Element is returned within such [*****], late fee will not apply. At the same time, if the spare Main Element is not returned within the grace period, late fee will apply starting from the [*****] after that the Main Element belonging to the Company has been returned to the Provider.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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For returning the Main Elements and replacement spare Main Elements to the Provider, the Company shall use adapted container or when applicable the containers received from the Provider. Any container received by the Provider or its approved Repair Shop in incomplete or damaged condition from the Company shall be subject to refurbishment or replacement at Company’s cost and expense in addition to the prices specified in Clause 10 of the Agreement.

Notwithstanding any other Provider’s right, should the Company fails to deliver the Main Element removed for repair or overhaul or the spare replacement Main Element(s) back to the Provider or the Repair Shop on the above Due Date, the Provider may charge late returns fees to the Company in an aggregate amount of

[*****]

[*****]

per day of delay as from the Due Date until the replacement spare Main Element or the Main Element is duly received by the Provider or the Repair Shop. The Provider shall be entitled to withdraw such late return fees from the Security Deposit pursuant to Clause 13.”

b)	Any other provision of the Exhibit 12 shall remain in full force and effect.

3.21	Addition of the Exhibit 15 “ADVANCED POOL STOCK”

The Exhibit 15 attached hereto is added to the GMA.

4.	Additional Conditions as per Proposal

The Provider commits to offer to AZUL and/or TRIP, as relevant, [*****] ATR proprietary parts purchased by the AZUL and/or TRIP, as relevant, for the Aircraft it operates, as long as the Amended GMA AZUL and/or Amended GMA TRIP, as relevant, is in force. Any provision of discount shall not be eligible to any other reduction or any specific Provider reward program.

5.	Entry into force and Conditions Precedent

The Covenant will come into full force and effect with retroactive effect at February 1st, 2013 once (i) executed by both Parties and (ii) the settlement of any due amount by TRIP and AZUL in compliance with the provisions of Clause 3.7(ii) here above has been made.

6.	Miscellaneous

6.1	Governing Law

Pursuant to and in accordance with Section 5-1401 of the New York General Obligations Law, the Parties hereto agree that this Agreement in all respects shall be governed by, and construed in accordance with, the laws of the State of New York, U.S.A. as applied to contracts to be performed wholly within the State of New York (Exclusive of Section 7-101 of the New York General Obligations Law which is inapplicable to this Contract).

6.2	Arbitration

Any dispute (a “Dispute”) arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity) shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (ICC) (the “Rules”), which Rules are deemed to be incorporated by reference into this arbitration agreement.

The arbitral tribunal shall consist of three (3) arbitrators. The seat of arbitration shall be New York, U.S.A. or any other place mutually agreed by the parties. All hearings shall take place in New York, New York or any other place mutually agreed by the parties and the language of the arbitration shall be English.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 17 / 49
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The governing law of this arbitration agreement shall be the substantive laws of the State of New York, U.S.A.

6.3	To the extent not inconsistent with this Covenant, all other terms and conditions of the Amended GMA AZUL and Amended GMA TRIP shall continue in full force and effect.

If, at any time, any of the provisions of this Covenant is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions hereof nor the validity, legality or enforceability of such provision(s) under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

For the sake of clarity, it is hereby stated and agreed by the Parties that:

(i)	Except otherwise provided by the Parties, contractual relationship between the Parties until January 31st 2013 shall remain governed by the terms and conditions of the GMA TRIP and GMA AZUL, as relevant.

(ii)	For the sake of clarity and as provided hereunder, contractual relationship between the Parties as from February 1st, 2013 shall be governed in compliance with the terms and conditions of the Amended GMA AZUL and Amended GMA TRIP, as relevant.

6.4	Unless required by law or applicable regulations, the Parties hereby agree not to disclose the terms of this Covenant to any third party, other than (i) any permitted assigns or (ii) the professional advisors of the Parties.

6.5	This Covenant can be modified only by a written document signed by the Parties through their duly authorized representatives.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 18 / 49
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EXECUTlON PAGE

This Covenant has been executed in three (3) original copies in the English language.

For and on behalf
AZUL

Signed by:
Function:
Date:

For and on behalf
TRIP

Signed by:
Function:
Date:

For and on behalf
AVIONS DE TRANSPORT REGIONAL

Signed by:
Function:
Date:

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 19 / 49
Issue 3 – DSC 0014/13

EXHIBIT 1-A2 – LIST OF ATR AIRCRAFT COVERED UNDER THIS AGREEMENT

The following Exhibit is composed of two (2) pages

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 20 / 49
Issue 3 – DSC 0014/13

[*****]

Part Number of each assembly and subcomponent shall be provided by the Company.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 21 / 49
Issue 3 – DSC 0014/13

EXHIBIT 3-A5 – STOCK

The following Exhibit is composed of twelve (12) pages, into which are listed [*****] part numbers.

[*****]	DESCRIPTION	[*****]

[*****]	EXCHANGER-HEAT, DUAL	[*****]

[*****]	CONDENSER	[*****]

[*****]	COOLING UNIT	[*****]

[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT GUIDANCE CONTROL PANEL	[*****]
[*****]	AUTO PILOT SERVO-ACTUATOR	[*****]
[*****]	AUTO PILOT CAPSTAN	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	ATTENDANT PANEL USB KEY	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	ROD-DYNAMOMETRIC, ROLL	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	RESTRICTOR-FLAP VLV BLOCK FLOW, EXTN LINE	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	SHAKER-STICK	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	COUPLING-REFUEL/ DEFUEL	[*****]
[*****]	CONTROLLER-HORN ANTI-ICING	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, LH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RUDDER	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	ACCELEROMETER-THREE	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 22 / 49
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[*****]	DESCRIPTION	[*****]
[*****]	AXIS	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-RELIEF, LOW PRESSURE	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SERVO VALVE	[*****]

[*****]	FUEL PUMP	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	GROUND COOLING FAN	[*****]
[*****]	SMOKE DETECTOR	[*****]

[*****]	TOTAL AZUL Addn 4	[*****]

[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	ECU-3000	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	MANAGEMENT UNIT-ACARS	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	VHF-4000-8,33 KHZ	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	STATIC INVERTER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 23 / 49
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[*****]	DESCRIPTION	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	REFUEL CONTROL PANEL	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-ANTI ICING PRESS REG AND SHUTOFF	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	CLOCK	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	EFIS CONTROL PANEL RH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	MPC-ED36	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	MULTIPURPOSE CONTROL & DISPLAY UNIT	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION, RED	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	VOR/ILS/MKR RECEIVER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 24 / 49
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[*****]	DESCRIPTION	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	TRANSMITTER/ REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE AP	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-S	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-DC	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	PROPELLER BLADES	[*****]
[*****]	PROPELLER ASSEMBLY	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	ENGINE ELECTRONIC CONTROL	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	MFC	[*****]

[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]

[*****]	FUEL HEATER	[*****]

TOTAL AZUL Addn 3		[*****]

[*****]	DESCRIPTION	[*****]

[*****]	COOLING UNIT	[*****]

[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]

[*****]	VALVE-TRIM AIR	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]

[*****]	AUDIO CONTROL PANEL	[*****]

[*****]	COUPLER HF ANTENNA	[*****]

[*****]	CVR-SOLID STATE	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 25 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]

[*****]	TRANSCEIVER-HF	[*****]
[*****]	CONTROL UNIT-BUS POWER AC	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]

[*****]	CONTROL UN IT-GENERATOR, DC	[*****]

[*****]	GENERATOR-AC	[*****]

[*****]	INVERTER-STATIC	[*****]

[*****]	SENSOR-HALL EFFECT	[*****]

[*****]	STARTER GENERATOR-DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]

[*****]	DETECTOR-SMOKE	[*****]

[*****]	ACTUATOR-TRIM	[*****]

[*****]	VALVE BLOCK-FLAP	[*****]

[*****]	VALVE BLOCK-SPOILER	[*****]

[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]

[*****]	DETECTOR-ICE	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]

[*****]	PROBE-CCAS ALPHA	[*****]

[*****]	BOX-UPLOCK	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]

[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	LIGHT-ANTICOLLISION, WHITE	[*****]

[*****]	LIGHT-LANDING	[*****]

[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]

[*****]	PROBE-PITOT	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]

[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 26 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]

[*****]	VALVE-HP AIR BLEED	[*****]

[*****]	VALVE-XFEEDAIR BLEED	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]

[*****]	PIPE-EXHAUST	[*****]
[*****]	TRANSMITTER FUEL FLOW	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]

[*****]	COOLER-OIL	[*****]

[*****]	BRAKE, PROPELLER	[*****]

[*****]	EXCITER - IGNITION LC.	[*****]

[*****]	EJECTOR, FUEL WASTE	[*****]

[*****]	COOLER-OIL	[*****]

[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]

[*****]	FUEL HEATER	[*****]

[*****]	FUEL PUMP	[*****]

TOTAL AZUL LS ATR 200		[*****]

[*****]	DESCRIPTION	[*****]
[*****]	PROPELLER ASSY	[*****]
[*****]	PROPELLER ASSY	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	PROPELLER ASSY	[*****]

[*****]	MFC	[*****]
[*****]	MFC	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]

[*****]	ACTUATOR-NOSE	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	COMPUTER-AFCS	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 27 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	VALVE-DEFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	ACTUATOR-MAIN	[*****]
[*****]	ACTUATOR-MAIN RH	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	VALVE ASSY-P2.5, P3 AIR PRESS VALVE	[*****]

[*****]	CONDENSER	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	ACTUATOR-MAIN	[*****]

[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	COUPLER-HF ANTENNA	[*****]
[*****]	GOVERNOR-PROPELLER OVSP	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	MOUNT ANTENNA-WEATHER RADAR	[*****]
[*****]	PUMP, HYDRAULIC, OVSP GOV	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]

[*****]	BOBBIN	[*****]
[*****]	DATA COLLECTION UNIT	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH ELEVATOR	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 28 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHUTOFF	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	ANTENNA-TCAS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	ASSISTER-FREE FALL, MLG	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	SEAT-DISABLED PASSENGER, RH	[*****]
[*****]	SEAT-DISABLED PASSENGER, LH	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	BAR ASSY-TORQUE	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	JOINT	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	CLOCK	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	SHOCKMOUNT-AFT LATERAL, RH	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	MASK ASSY-REGULATOR, OXYGEN	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	BATTERY-MAIN	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	PUMP-PROPELLER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 29 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	FEATHERING	[*****]
[*****]	MOTOR-WIPER, F/O	[*****]
[*****]	MOTOR-WI PER, CAPTAIN	[*****]

[*****]	INDICATOR-PRESSURE, TRIPLE	[*****]
[*****]	ACTUATOR-UNLOCKING, MLG	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	SENSOR, TORQUE MONITOR	[*****]
[*****]	INDICATOR-ITT	[*****]

[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	SWITCH-OVER TEMPERATURE	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	INDICATOR-AIRSPEED, STANDBY	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	TANK-FUEL DRAIN AND EJECTOR PUMP	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	CONTROL UNIT-OVEN	[*****]
[*****]	INDICATOR-ITT	[*****]

[*****]	CLOCK	[*****]
[*****]	CLOCK	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	MASK ASSY-REGULATOR, OXYGEN	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	TRANSMITTER-EMERGEN CY LOCATOR	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	VALVE-TWO WAY AND WATER DRAIN	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 30 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	PROBE-PILOT	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	ANTENNA-RADIO-ALTIMETER RECEPTION	[*****]

[*****]	CONTROL UNIT-ATC	[*****]

[*****]	CONTROL UNIT-VHF	[*****]

[*****]	STATIC INVERTER	[*****]

[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]

[*****]	PLAYER-CASSETTE	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]

[*****]	FAN-GROUND COOLING	[*****]

[*****]	FAN-RECIRCULATION	[*****]

TOTAL TRIP Batch 1		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 31 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	AUTO PILOT CAPSTAN	[*****]
[*****]	AUTO PILOT SERVO-ACTUATOR	[*****]
[*****]	FLIGHT GUIDANCE CONTROL PANEL	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	POWER TRIM BOX	[*****]
[*****]	CLOCK	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	EFIS CONTROL PANEL RH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	MPC-ED36	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	MULTIPURPOSE CONTROL 8 DISPLAY UNIT	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	RECEIVER-VOR/ILS/ MKR	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET INPUT OUTPUT MODULE AUTO PILOT	[*****]
[*****]	CORE AVIONICS CABINET INPUT OUTPUT MODULE-DC	[*****]
[*****]	CORE AVIONICS CABINET INPUT OUTPUT MODULES	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	PRINTER	[*****]
[*****]	ICP 110VM	[*****]
[*****]	ICP 111VM	[*****]
[*****]	ICP 111VM	[*****]
[*****]	ICP 112VM	[*****]
[*****]	ICP 114VM	[*****]
[*****]	ICP 131VM	[*****]
[*****]	ICP 131VM	[*****]
[*****]	ICP 132VM	[*****]
[*****]	ICP 400VM	[*****]

[*****]	ICP 401VM	[*****]
[*****]	ICP 402VM	[*****]
[*****]	ICP 404VM	[*****]
[*****]	ICP 6VM	[*****]
[*****]	ICP 811VM	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 32 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	CENTRAL MAIN INSTRUMENT PANEL LIGHT	[*****]
[*****]	LIGHT MANAGEMENT UNIT	[*****]
[*****]	TCAS DIRECTIONAL ANTENNA	[*****]

TOTAL TRIP Batch 2		[*****]

[*****]	DESCRIPTION	[*****]
[*****]	T2CAS Computer	[*****]

[*****]	T2CAS Computer	[*****]

TOTAL Batch Adt		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 33 / 49
Issue 3 – DSC 0014/13

EXHIBIT 4-A3 – LRU(s) AVAILABLE FOR REPAIR AND STANDARD EXCHANGE SERVICES

The following Exhibit is composed of ten (10) pages, into which are listed [*****] part numbers.

[*****]	DESCRIPTION	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	CONDENSER	[*****]
[*****]	EXTRACTOR-WATER	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-ELECTROPNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	VALVE-PNEUMATIC OUTFLOW	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	COOLING UNIT	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	VALVE-TURBINE INLET CONTROL	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	CONTROLLER-DIGITAL	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	CONDENSER	[*****]
[*****]	VALVE CHECK-AIR BLEED	[*****]
[*****]	VALVE-CHECK, ECS DISTRIBUTION	[*****]
[*****]	VALVE-TURBINE BYPASS CONTROL	[*****]
[*****]	REGULATOR-PRESSURE	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-PACK FLOW CONTROL	[*****]
[*****]	VALVE-TURBINE BYPASS	[*****]
[*****]	VALVE-HOT BYPASS	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	VALVE-CHECK	[*****]
[*****]	INDICATOR-CAB PRESS	[*****]
[*****]	INDICATOR-COMPT/DUCT TEMP	[*****]
[*****]	CONTROLLER-TEMPERATURE	[*****]
[*****]	SELECTOR-TEMPERATURE	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	CONTROLLER-MANUAL	[*****]
[*****]	VALVE-SHUTOFF TURBOFAN	[*****]
[*****]	VALVE-TRIM AIR	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-GROUND COOLING	[*****]
[*****]	FAN-RECIRCULATION	[*****]
[*****]	FAN-AIR INDIVIDUAL DISTRIBUTION	[*****]
[*****]	FAN-AIR EXTRACTION	[*****]
[*****]	VALVE-UNDERFLOOR ISOL/VENT	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	VALVE-OVERBOARD VENTILATION	[*****]
[*****]	ROD-DYNAMOMETRIC, ELEVATOR	[*****]
[*****]	ROD-DYNAMOMETRIC, RUDDER	[*****]
[*****]	ROD-DYNAMOMETRIC, RUDDER	[*****]
[*****]	ROD-DYNAMOMETRIC, ELEVATOR	[*****]
[*****]	ACTUATOR-AP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 34 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	ACTUATOR-AP	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	ADVISORY DISPLAY UNIT-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	COMPUTER-AFCS	[*****]
[*****]	CONTROL PANEL-AFCS	[*****]
[*****]	FLIGHT GUIDANCE CONTROL PANEL	[*****]
[*****]	AUTO PILOT SERVO-ACTUATOR	[*****]
[*****]	AUTO PILOT CAPSTAN	[*****]
[*****]	PLAYER-DIGITAL	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	COUPLER-HF ANTENNA	[*****]
[*****]	ADAPTER-HF ANTENNA	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	AMPLIFIER-HF POWER	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	CONTROL UNIT-HF	[*****]
[*****]	COUPLER HF ANTENNA	[*****]
[*****]	PLAYER-CASSETTE	[*****]
[*****]	MULTISYSTEM CONTROL DISPLAY UNIT-GNSS	[*****]
[*****]	TRANSCEIVER-HF	[*****]
[*****]	TRANSCEIVER-VHF	[*****]
[*****]	ECU-3000	[*****]
[*****]	VHF/COMM TRANSCEIVER	[*****]
[*****]	VHF-4000-8,33 KHZ	[*****]
[*****]	MANAGEMENT UNIT-ACARS	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	CVR-SOLID STATE	[*****]
[*****]	CONTROL UNIT-CVR	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	HANDSET-CABIN ATTENDANT	[*****]
[*****]	SELECTION PANEL-SELCAL CODE	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	AMPLIFIER-PASSENGER ADDRESS	[*****]
[*****]	DECODER-SELCAL	[*****]
[*****]	TRANSFORMER-GROUND POWER CURRENT, AC	[*****]
[*****]	STATIC INVERTER	[*****]
[*****]	PROTECTION UNIT-BATTERY	[*****]
[*****]	CONTROL UNIT-GENERATOR, DC	[*****]
[*****]	SENSOR-HALL EFFECT	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	GENERATOR-AC	[*****]
[*****]	AMMETER-BATTERY CH/DISCH	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 35 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	PANEL-AC/DC PARAMETER MEASURING	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	INVERTER-STATIC	[*****]
[*****]	DETECTION UNIT-FEEDER OVERHEAT	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	CONTROL UNIT-BUS POWER, AC	[*****]
[*****]	CONTACTOR-EXTERNAL POWER, DC	[*****]
[*****]	CONTACTOR-ACW	[*****]
[*****]	TRANSFORMER RECTIFIER UNIT	[*****]
[*****]	RELAY	[*****]
[*****]	RELAY	[*****]
[*****]	CONTACTOR-EXTERNAL POWER, DC	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TOILET-PSU	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	TRANSMITTER-EMERGENCY LOCATOR	[*****]
[*****]	HANDLE-ENG1 FIRE	[*****]
[*****]	HANDLE-ENG2 FIRE	[*****]
[*****]	DETECTOR UNIT	[*****]
[*****]	FAN-SMOKE DETECTION	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR UNIT-ENGINE OVERHEAT	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	CONTROL BOX-SMOKE DETECTION FAN	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	DETECTOR-SMOKE	[*****]
[*****]	MICROSWITCH-FLAP ASYMMETRY DETECTOR	[*****]
[*****]	CENTERING UNIT-RELEASABLE	[*****]
[*****]	CABLE-TENSION REGULATOR	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-FLAP POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	INDICATOR-TRIM POSITION	[*****]
[*****]	FEEDBACK UNIT-FLAP POSITION	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	SWITCH UNIT-FLAP CONTROL	[*****]
[*****]	ACTUATOR-ELEVATOR	[*****]
[*****]	ACTUATOR-TRIM	[*****]
[*****]	ACTUATOR-STICK PUSHER	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-FLAP	[*****]
[*****]	VALVE BLOCK-SPOILER	[*****]
[*****]	POWER TRIM BOX	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	RESTRICTOR-FLAP VALVE BLOCK FLOW, EXTN LINE	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	RESTRICTOR-FLAP VLV BLOCK FLOW, EXTN LINE	[*****]
[*****]	DAMPER-RUDDER	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	ACTUATOR-FLAP	[*****]
[*****]	SHAKER-STICK	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 36 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	AILERON GUST-LOCK ACTUATOR	[*****]
[*****]	ACTUATOR-SPOILER	[*****]
[*****]	ACTUATOR-FUEL LP VALVE	[*****]
[*****]	ACTUATOR-FUEL CROSSFEED VALVE	[*****]
[*****]	VALVE-FUEL LP	[*****]
[*****]	VALVE-CROSSFEED	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	VALVE-FUEL MOTIVE FLOW	[*****]
[*****]	INDICATOR-FUEL TEMP, TANK	[*****]
[*****]	FUEL CONTROL UNIT	[*****]
[*****]	REFUEL CONTROL PANEL	[*****]
[*****]	INDICATOR-FUEL QUANTITY REPEATER, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	INDICATOR-FUEL QUANTITY, KG	[*****]
[*****]	FUEL PROBE	[*****]
[*****]	PRESELECTOR-FUEL QUANTITY, KG	[*****]
[*****]	PRESELECTOR-FUEL QUANTITY, KG	[*****]
[*****]	FUEL PROBE	[*****]
[*****]	CLINOMETER-ROLL ATTITUDE	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	PUMP-FUEL ELECTRIC	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	JET PUMP-FEEDER TANK	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	JET PUMP-ENGINE FEED	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	CANISTER-ELECTRIC PUMP	[*****]
[*****]	COUPLING-REFUEL/DEFUEL	[*****]
[*****]	VALVE-REFUEL/DEFUEL	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	PUMP-ELECTRIC, AC	[*****]
[*****]	PUMP-ELECTRIC, AUXILIARY, DC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	RESERVOIR-HYDRAULIC	[*****]
[*****]	ACCUMULATOR-LINE	[*****]
[*****]	MODULE-PRESSURE	[*****]
[*****]	INDICATOR LEVEL SWITCH	[*****]
[*****]	INDICATOR-PRESSURE, TRIPLE	[*****]
[*****]	MOTOR-WIPER, F/O	[*****]
[*****]	MOTOR-WIPER, CAPTAIN	[*****]
[*****]	DETECTOR-ICE	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	VALVE-ANTI ICING PRESS REG AND SHUTOFF	[*****]
[*****]	CONTROLLER-WINDSHIELD TEMPERATURE	[*****]
[*****]	CONTROLLER-SIDE WINDOW TEMPERATURE	[*****]
[*****]	CONTROLLER-ICE PROTECTION	[*****]
[*****]	CONTROLLER-DE ICING, STANDBY	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-DE ICING DUAL DISTRIBUTOR	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHUTOFF	[*****]
[*****]	VALVE-ANTI ICING PRESS REGULATOR AND SHUTOFF	[*****]
[*****]	SEPARATOR-WATER	[*****]
[*****]	VALVE-ANTI ICING SHUTOFF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 37 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	CONTROLLER-HORN ANTI ICING	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RH ELEVATOR	[*****]
[*****]	RESISTOR-HORN ANTI-ICING, RUDDER	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, LH AILERON	[*****]
[*****]	RESISTOR-HORN ANTI ICING, RH AILERON	[*****]
[*****]	HEATER-DUAL DISTRIBUTOR VALVE	[*****]
[*****]	CONTROL UNIT-PROPELLER BRAKE	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	INTERFACE UNIT AIRCRAFT PERFORMANCE (APIU)	[*****]
[*****]	SOLID STATE FLIGHT DATA RECORDER	[*****]
[*****]	DIGITAL FLIGHT DATA RECORDER	[*****]
[*****]	ACCELEROMETER-THREE AXIS	[*****]
[*****]	MPC-ED36	[*****]
[*****]	TRANSMITTER-POSITION SYNCHRO	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	PANEL-ATTENDANT	[*****]
[*****]	ATTENDANT PANEL	[*****]
[*****]	MFCU	[*****]
[*****]	MFCU	[*****]
[*****]	ROD-DYNAMOMETRIC, ROLL	[*****]
[*****]	CREW ALERTING COMPUTER	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	PANEL-CREW ALERTING	[*****]
[*****]	ENTRY PANEL-FLIGHT DATA	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	CLOCK	[*****]
[*****]	EFIS CONTROL PANEL RH SIDE	[*****]
[*****]	EFIS CONTROL PANEL LH SIDE	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	INDEX CONTROL PANEL	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	MULTI-FUNCTION CONTROL PANEL	[*****]
[*****]	INTEGRATED AVIONICS DISPLAY	[*****]
[*****]	QUICK ACCESS RECORDER	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	CLOCK	[*****]
[*****]	MULTIPURPOSE CONTROL & DISPLAY UNIT	[*****]
[*****]	MULTIFUNCTION COMPUTER	[*****]
[*****]	CLOCK	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	COMPENSATOR-COLD JUNCTION	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	RESERVOIR-BRAKE	[*****]
[*****]	CYLINDER-MASTER	[*****]
[*****]	VALVE-SELECTOR, LG	[*****]
[*****]	ACCUMULATOR-PARKING	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 38 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	ABSORBER-SHOCK	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	SENSOR-WHEEL SPEED	[*****]
[*****]	VALVE-PARKING	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	MODULE-ANTISKID	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	CONTROL UNIT-ANTISKID SYSTEM	[*****]
[*****]	VALVE-RELIEF, LOW PRESSURE	[*****]
[*****]	CONTROL UNIT-BRAKE OVERTEMPERATURE	[*****]
[*****]	ELECTRONIC SYSTEM UNIT	[*****]
[*****]	VALVE-BRAKE	[*****]
[*****]	VALVE-SOLENOID, N/W STEERING	[*****]
[*****]	VALVE-SELECTOR, SWIVEL	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	VALVE-DIFFERENTIAL CONTROL SELECTOR	[*****]
[*****]	BOX-UPLOCK	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	SWITCH-PROXIMITY	[*****]
[*****]	LEVER-CONTROL, L/G	[*****]
[*****]	LIGHT-LOGO	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, LH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, RH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, RH	[*****]
[*****]	LIGHT-WING AND ENGINE SCAN, LH	[*****]
[*****]	LIGHT-LANDING	[*****]
[*****]	LIGHT-ANTI COLLISION, RED	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	LIGHT-STROBE	[*****]
[*****]	POWER SUPPLY UNIT-STROBE LIGHT	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	POWER SUPPLY UNIT-EMERGENCY LIGHTING	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	EMERGENCY LIGHTING POWER SUPPLY MODULE	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	POWER SUPPLY-UNIT ANTI COLLISION LIGHT	[*****]
[*****]	LIGHT-ANTI COLLISION, RED	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	LIGHT-ANTI COLLISION, WHITE	[*****]
[*****]	PROBE-PITOT	[*****]
[*****]	VALVE-FLUX	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	CONTROL UNIT-ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONVERTER-ANALOG/DIGITAL	[*****]
[*****]	CONTROL UNIT-ADF	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 39 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	PROBE-AIR TEMPERATURE	[*****]
[*****]	COMPENSATOR-REMOTE MAGNETIC	[*****]
[*****]	FLUX VALVE	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	ALTIMETER	[*****]
[*****]	ATTITUDE HEADING REF UNIT	[*****]
[*****]	INDICATOR-VERTICAL SPEED	[*****]
[*****]	AMPLIFIER-AUDIO MIXER	[*****]
[*****]	INDICATOR-RADIO MAGNETIC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	RECEIVER-ADF	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-ATC	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	INDICATOR-DME	[*****]
[*****]	ADAPTER BOX, ADF/ATC	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	TRANSPONDER-ATC	[*****]
[*****]	INDICATOR-AIRSPEED, STANDBY	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	ALTIMETER-STANDBY, INCHES OF MERCURY	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	INDICATOR-TAS/TEMP	[*****]
[*****]	INDICATOR-AIRSPEED	[*****]
[*****]	DISPLAY UNIT-EFIS	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	REFERENCE UNIT-ATTITUDE AND HEADING	[*****]
[*****]	SYMBOL GENERATOR UNIT	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROL PANEL-EFIS	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONTROLLER-INSTRUMENT REMOTE	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	CONTROL BOX-WEATHER RADAR	[*****]
[*****]	WX RADAR CONTROL PANEL	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	ATC TRANSPONDER	[*****]
[*****]	TRANSCEIVER-TCAS	[*****]
[*****]	RECEIVER-VOR/ILS/MKR	[*****]
[*****]	INTERROGATOR-DME	[*****]
[*****]	VOR/ILS/MKR RECEIVER	[*****]
[*****]	CONTROL UNIT-DUAL ATC	[*****]
[*****]	CONTROL UNIT-VOR/ILS/DME	[*****]
[*****]	CONTROL UNIT-ADF	[*****]
[*****]	CONTROL UNIT-TCAS	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 40 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	PROCESSOR UNIT-NAVIGATION	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	T2CAS COMPUTER	[*****]
[*****]	ANTENNA-RADIO-ALTIMETER RECEPTION	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	TRANSCEIVER-RADIO ALTIMETER	[*****]
[*****]	RADIO-ALTIMETER TRANSCEIVER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	GROUND PROXIMITY WARNING COMPUTER	[*****]
[*****]	INTEGRATED ELEC STAND-BY EQUIP	[*****]
[*****]	AIR DATA COMPUTER	[*****]
[*****]	NAVIGATOR PROCESSOR UNIT (GPS RECEIVER)	[*****]
[*****]	AUXILIARY FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	AUXILIARY FLIGHT DATA ACQUISITION UNIT	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	TRANSCEIVER-WEATHER RADAR	[*****]
[*****]	MOUNT ANTENNA-WEATHER RADAR	[*****]
[*****]	RECEIVER DISPLAY UNIT-GPS	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	INDICATOR-OXYGEN HP	[*****]
[*****]	CYLINDER-OXYGEN (PORTABLE)	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	VALVE-FEED STOP	[*****]
[*****]	TRANSMITTER/REGULATOR - OXYGEN PRESS	[*****]
[*****]	DUCT-DISCHARGE DOWNSTREAM VALVE	[*****]
[*****]	VENTURI-HP	[*****]
[*****]	CONTROLLER-AIR LEAK DETECTION	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	VALVE ASSY-SHUTOFF	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	VALVE-XFEED, AIR BLEED	[*****]
[*****]	SWITCH-OVERTEMPERATURE	[*****]
[*****]	SWITCH-PRESSURE	[*****]
[*****]	INTEGRATED CORE PROCESSING MODULE	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-S	[*****]
[*****]	CAC SWM	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE-DC	[*****]
[*****]	CORE AVIONICS CABINET I/P O/P MODULE AP	[*****]
[*****]	ACTUATOR-CARGO DOOR	[*****]
[*****]	CONTROL UNIT-ARMOURED COCKPIT DOOR	[*****]
[*****]	PUSH-PULL CABLE-PROP CONDITION	[*****]
[*****]	SWITCH-PRESSURE, HYDRAULIC	[*****]
[*****]	INTERFACE UNIT-PROPELLER	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	INDICATOR-NP, PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	SYNCHROPHASER-PROP	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 41 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	CONTROL UNIT-PROPELLER	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	CONTROL ELECTRONIC-PROPELLER	[*****]
[*****]	PUMP GOVERNOR-PROPELLER OVERSPEED	[*****]
[*****]	BRUSH BLOCK ASSY	[*****]
[*****]	MODULE VALVE PROPELLER	[*****]
[*****]	MODULE VALVE-PROPELLER	[*****]
[*****]	ACTUATOR-PNEUMATIC	[*****]
[*****]	ELECTROVALVE	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	BLADE PROPELLER	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	BLADE AND PIN ASSY	[*****]
[*****]	PIPE-EXHAUST	[*****]
[*****]	GOVERNOR-PROPELLER OVSP	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	ENGINE CONTROL ELECTRONIC	[*****]
[*****]	ENGINE ELECTRONIC CONTROL	[*****]
[*****]	ENGINE ELECTRONIC CONTROL	[*****]
[*****]	PUMP, HYDRAULIC, OVSP GOV	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	EJECTOR, FUEL WASTE	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	SENSOR TORQUE METER	[*****]
[*****]	VALVE ASSY, INTERCOMPRESS BLEED	[*****]
[*****]	SENSOR, TORQUE MONITOR	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	MFC	[*****]
[*****]	MFC	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	COOLER - OIL	[*****]
[*****]	CONDITIONER, TORQUE SIGNAL	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	FLOW DIVIDER & DUMP VALVE	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	VALVE INTERCOMPRESSOR BLEED	[*****]
[*****]	FUEL HEATER	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	ELECTRONIC ENGINE CONTROL UNIT	[*****]
[*****]	BRAKE, PROPELLER	[*****]
[*****]	BRAKE, PROPELLER (REPAIR RATIER-FIGEAC)	[*****]
[*****]	INDICATOR-FUEL TEMPERATURE	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	INDICATOR-FUEL FLOW/FUEL USED, KG	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]
[*****]	TRANSMITTER-FUEL FLOW	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 42 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]
[*****]	PUSH-PULL CABLE-PROPELLER POWER	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-ITT	[*****]
[*****]	INDICATOR-NH	[*****]
[*****]	INDICATOR-TORQUE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]
[*****]	VALVE TEMP/PRESSURE	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	COOLER-OIL	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	INDICATOR-OIL TEMP/PRESS	[*****]
[*****]	VALVE-SOLENOID OIL COOLER AIR REGULATING	[*****]
[*****]	TRANSMITTER-OIL PRESSURE	[*****]
[*****]	ACTUATOR-OIL COOLER FLAP	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 43 / 49
Issue 3 – DSC 0014/13

EXHIBIT 7-A2 – ADDITIONAL STOCK

The following Exhibit is composed of two (2) pages, into which are listed [*****] part numbers.

First List for AZUL specific fleet contains [*****] part numbers

[*****]	DESCRIPTION	[*****]
[*****]	CONDENSER	[*****]

[*****]	COOLING UNIT	[*****]

[*****]	EXCHANGER-HEAT, DUAL	[*****]
[*****]	VALVE-TURBINE INLET- CONTROL	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]
[*****]	CONTROL UNIT-GENERATOR, AC	[*****]
[*****]	STARTER GENERATOR-DC	[*****]
[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	PBOBE-PITOT	[*****]
[*****]	VALVE-HP AIR BLEED	[*****]
[*****]	EXCITER - IGNITION I.C.	[*****]
[*****]	SERVO VALVE	[*****]
[*****]	FUEL PUMP	[*****]
[*****]	[*****]	[*****]

Second List for TRIP specific fleet contains [*****] part numbers

[*****]	DESCRIPTION	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	REMOTE CONTROL AUDIO UNIT	[*****]
[*****]	CONTROL UNIT-BUS POWER, DC	[*****]

[*****]	FCU-HYDRO MECHANICAL	[*****]

[*****]	FCU-HYDRO MECHANICAL	[*****]
[*****]	AUDIO CONTROL PANEL	[*****]

[*****]	EXCITER - IGNITION I.C.	[*****]

[*****]	EXCITER - IGNITION I.C.	[*****]

[*****]	PROBE-CCAS ALPHA	[*****]

[*****]	PROBE-CCAS ALPHA	[*****]
[*****]	CONTROL UNIT- GENERATOR, DC	[*****]
[*****]	SERVO VALVE	[*****]

[*****]	CONTROL UNIT-VHF	[*****]

[*****]	CONDITIONER, TORQUE SIGNAL	[*****]
[*****]	ALTIMETER-STANDBY, MILLIBARS	[*****]
[*****]	CONTROL UNIT-VHF	[*****]
[*****]	ELECTRONIC SYSTEM UNIT	[*****]
[*****]	INDICATOR-STANDBY HORIZON	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]
[*****]	CONTROL, AUTOFEATHER	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 44 / 49
Issue 3 – DSC 0014/13

[*****]	DESCRIPTION	[*****]

[*****]	GOVERNOR-PROPELLER OVSP	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]
[*****]	PUMP-PROPELLER FEATHERING	[*****]

[*****]	SWITCH-PROXIMITY	[*****]

[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 45 / 49
Issue 3 – DSC 0014/13

EXHIBIT 15 – ADVANCED POOL STOCK

Advanced Pool Stock Availability

With the scope of further facilitating the maintenance operations of the Company, Repairer agrees to make available the Advanced Pool Stock to the Company and Company agrees to store the Advanced Pool Stock in a restricted area at the Storage Location. The provision, holding, use and disposal of the Advanced Pool Stock and its review shall be subject to the terms and conditions of this Agreement.

2.	Provision and value of the Advanced Pool Stock

2.1	The Advanced Pool Stock is composed of items defined in Exhibit 7, which may be either brand new items or Used Serviceable Items depending on availability of each item of the Advanced Pool Stock into Repairer’s inventory at the time of their respective delivery.

2.2	The Advanced Pool Stock is governed by this Agreement until it is (i) either returned to the Repairer at the Expiry Date, (ii) purchased by Company in accordance with Clause 6 hereunder, or (iii) upon redelivery of the Advanced Pool Stock to Repairer after the termination of this Agreement pursuant to Clause 16 of this Agreement.

2.3	The Advanced Pool Stock shall be provided to Company by Repairer for the duration of the Term provided Company has met each of the Conditions Precedent set out in Clause 17 of the Agreement to the satisfaction of the Repairer before the Start Date.

2.4	The Advanced Pool Stock total value, under economic conditions 2010, shall be: [*****]. In the event the Repairer delivers Used Serviceable Items to the Company, the value of each such Used Serviceable Item shall be quoted at [*****] of the brand new value indicated in Exhibit 3 and the total value of the Advanced Pool Stock shall be adjusted accordingly.

3.	Delivery

3.1	The items of the Advanced Pool Stock will be delivered by Repairer to Company, with the relevant airworthiness documents (certificate of conformity, EASA Form 1 or FAA Form 8130-3), [*****] ATR stores located at the address set forth in Clause 6.1 of this Agreement, or such other location as Repairer may from time to time notify to Company.

3.2	Delivery of the Advanced Pool Stock shall take place gradually. Repairer shall use its reasonable efforts to deliver [*****] of the items of the Advanced Pool Stock (in quantity) at the Start Date. Delivery of the Advanced Pool Stock shall be subject to the Stock delivery.

3.3	Notwithstanding the fact that the Repairer is the owner of the Advanced Pool Stock, all risks whatsoever and howsoever relating to or arising in connection with the Advanced Pool Stock and any item of the Advanced Pool Stock, shall be transferred to, vested in and borne by the Company as from the delivery of each item of the Advanced Pool Stock by Repairer to Company.

3.4	Company shall be responsible for and proceed to custom clearance of any item of the Advanced Pool Stock. Within a maximum [*****] lead time from the date any item of the Advanced Pool Stock is delivered, Company shall provide Repairer with evidence that any fees, customs duties, and customs declarations have been paid and made, failing which Repairer may consider such failure as a Company Default pursuant Clause 16 of this Agreement.

4.	Management and Handling Procedures

4.1	Location

i.	Company shall keep the Advanced Pool Stock in secured warehouse facilities at the Storage Location, the use of which is reserved for storing and protecting the Advanced Pool Stock owned by Repairer. These facilities shall be separated from any areas used to store any other equipment and the Storage Location shall be clearly marked with the inscription “ATR PROPERTY”. All the items of the Advanced Pool Stock will be stored with their corresponding documentation.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 46 / 49
Issue 3 – DSC 0014/13

ii.	Company agrees to maintain the Advanced Pool Stock by applying the best standard methods for storage and maintenance as required by applicable EASA regulations at its own maintenance and storage costs, particularly for parts subject to limited shelf life or cure date.

iii.	Company shall promptly notify the Repairer of any loss or damage to the Advanced Pool Stock whilst under its management.

iv.	Prior to the Delivery Date and upon each renewal of any policy, the Company shall supply the Repairer with certificates of insurance compliant with the terms and conditions set out in Clause 8 of this Agreement.

v.	If at any time during the term, the Storage Location is not owned by the Company and is leased from a third party, the Company shall advise the Repairer of the name and address of the owner or landlord of such facilities or if any change of the owner or landlord occurs. It shall be the responsibility of the Company to notify said owner or landlord of the Repairer’s right of ownership in and to the Advanced Pool Stock and copy the Repairer of such notification.

vi.	The Company agrees to assume liability for and to indemnify and keep harmless Repairer against any loss, cost, expense (including the fees of professional advisers and out of pocket expenses), financial liability, taxes, damage or monetary loss of any kind which Repairer may suffer or incur as a consequence of the loss or damage to any item of the Advanced Pool Stock.

4.2	Use

The Company shall be entitled to, provided no Company Default has occurred and is continuing, withdraw and use any of the items of the Advanced Pool Stock pursuant to standard exchange service conditions defined in Exhibit 11 and in accordance with its operational needs, solely for the remedy of parts associated defects on the Aircraft covered under this Agreement.

4.3	Inventory

The Repairer or its agent shall have the right to inspect the Advanced Pool Stock and to audit any records relating thereto at any reasonable time upon giving prior written notice to the Company. The Company shall provide full access to enable the Repairer to conduct periodic inventory inspection of the Advanced Pool Stock.

Should any part of the Advanced Pool Stock be missing, partially or totally damaged, or has not its appropriate airworthiness documentation at the time the Repairer or its agent carries out its inspection/audit, and if the Company cannot justify the part being under repair, the Company shall have a period of [*****] to remedy the situation to the satisfaction of the Repairer, failing which, the Repairer shall invoice the Company the price for any such lost or damaged item at the ATR spare parts catalogue price applicable at the date of such invoice.

5.	Purchase Option

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 47 / 49
Issue 3 – DSC 0014/13

6.	Modifying the Composition of the Advanced Pool Stock

Upon either party’s request, the parties agree to review the content of the Advanced Pool Stock at the first anniversary date of the Start Date. Shall the parties agree to modify the content of the Advanced Pool Stock, the following conditions shall apply:

i.	item returned by the Company that has never been used by the Company since the Start Date, is received by the Repairer in serviceable condition, in its original packaging and with all appropriate airworthiness documents;

ii.	the item shall be returned in accordance with the provisions of Clause 6.2 of this Agreement; and

iii.	if an item is returned to the Repairer from the Advanced Pool Stock, the value of the Advanced Pool Stock shall be modified by subtraction of the initial value of the concerned item; and

iv.	if an item is added to the Advanced Pool Stock, the value of the Advanced Pool Stock shall be increased pursuant to the ATR Spares Catalogue price for the added item at the economical condition of the moment the Advanced Pool Stock is modified.

The Company shall be responsible for and pay any costs incurred by the return to Repairer and/or replacement of such items of the Advanced Pool Stock, including but not limited to transportation costs, customs duties, formalities and commissions, re-certification fees if documents are missing or damages are found.

7.	Purchase or Return of the Advanced Pool Stock

7.1	Promptly on the Expiry Date, and subject to Clause 5 of this Exhibit 15, the Company shall have the option to:

i.	[*****]

ii.	re-deliver the items of the Advanced Pool Stock to the Repairer in accordance with Clause 6.2 of this Agreement or to any other address indicated from time to time by Repairer to the Company, in accordance with the following terms and conditions.

7.2	In the event that any items are delivered back to the Repairer without the appropriate airworthiness documentation, or whenever the parts are returned without the original documents supplied by the Repairer, or if the Repairer has to test, to replace or to repair such returned item(s) of the Advanced Pool Stock due to damage or deterioration as a result of incorrect storage, inappropriate packaging and/or transport, or for any other reason whatsoever, the Company is liable for any associated re-certification, repair, overhaul, or replacement costs for such items at the ATR catalogue prices applicable on the date of delivery of such item to the Company.

7.3	If the Company fails to deliver the Advanced Pool Stock or any part(s) of the Advanced Pool Stock within [*****] of the Expire Date, the Company shall pay late return fees equal to [*****] of the value of the non-returned part(s), per Day since the Expire Date, until: a) the missing part(s) are duly received by the Repairer, or b) a maximum [*****] from the Expire Date. The Repairer will be entitled to withdraw such late return fees from the Security Deposit pursuant to Clause 13.

7.4	The Company acknowledges and agrees that in the event any item of the Advanced Pool Stock, or the entire Advanced Pool Stock, is not re-delivered to the Repairer within [*****] of the Expire Date, this item or the Advanced Pool Stock shall be deemed lost, and the Repairer will invoice this item of the Advanced Pool Stock to the Company at the ATR spare parts Catalogue price in force at the date of delivery of any such item of the Advanced Pool Stock. Should the Company fail to pay such invoice, Repairer will be entitled, at its sole discretion, to withdraw the corresponding amount(s) from the Security Deposit.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 48 / 49
Issue 3 – DSC 0014/13

8.	Payment and Transfer of the Title to Property

8.1	Save as otherwise set out in this Agreement, the purchase price for any item of the Advanced Pool Stock shall be paid in accordance with the provisions of Clause 12.

8.2	Notwithstanding the provisions of Clause 6 of Exhibit 11, title to the Advanced Pool Stock or any item thereof shall remain with the Repairer at all times until such Advanced Pool Stock or part thereof has been purchased by the Company and provided that the amount of the corresponding invoice has been fully received by the Repairer in accordance with Clauses 10 and 12 of this Agreement. The Company specifically agrees that it shall not acquire any interest, equity or share of the Advanced Pool Stock, or pledge or create any lien of any sort whatsoever prior to the transfer of title to the Advanced Pool Stock to the Company in accordance with this Agreement. It is hereby acknowledged and agreed that the Company is appointed as the custodian of the Advanced Pool Stock, which appointment the Company hereby accepts until such time as the Repairer has received the Company’s payment in full for the Advanced Pool Stock or any item if the Advanced Pool Stock in case such Advanced Pool Stock or item is either missing, damaged, without airworthiness documentation, purchased by the Company or not returned by the Company to the Repairer in accordance with the provisions of this Agreement.

8.3	The Company may not, under any circumstances, perform or permit any action to be taken that may be detrimental to the Repairer’s title to and property in the Advanced Pool Stock, including without limitation:

i.	the Company must not transfer, sell, charge, pawn, mortgage, negotiate, dispose of, or intend to negotiate or dispose of the Advanced Pool Stock or any item of the Advanced Pool Stock; and

ii.	the Company shall take the necessary measures in order to prevent the Advanced Pool Stock or part of the Advanced Pool Stock from being seized or taken away, or to check the Advanced Pool Stock in the event of a seizure by distress or any other similar legal process. However, if the Advanced Pool Stock or part of the Advanced Pool Stock is seized or taken away, the Company must immediately inform the Repairer in writing and indemnify the Repairer for any losses, costs or expenses incurred by the Repairer as a result of the above-mentioned events, and shall mitigate any such Losses, costs or expenses by using its best efforts to re-possess the Advanced Pool Stock or to re-acquire the Advanced Pool Stock or any item of the Advanced Pool Stock.

AZUL & TRIP – ATR	Global Maintenance Agreement-Addendum O5	Page 49 / 49
Issue 3 – DSC 0014/13

1- Amendment n° 6 issue 4

to the Global Maintenance Agreement

(Contract ref DS/CC-2612/10)

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

and

Avions de Transport Regional GIE

dated December the 24th, 2010;

2- Amendment n° 4 issue 4

to the Global Maintenance Agreement

(Contract reference DS/C-2883/09)

between

TRIP LINHAS AÉREAS S/A

and

Avions de Transport Regional GIE

dated September the 10th, 2010.

Between

AZUL LINHAS AERÉAS BRASILEIRAS S/A

(as Company)

and

TRIP LINHAS AÉREAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

Signing Date: March 14, 2014

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 1 / 27
DS/CS-551/14

CONTENTS

CONTENTS			2
WHEREAS:			4
NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:			5
1.	Definitions		5
2.	Amendments to GMA AZUL and GMA TRIP		5
	2.1	Amendment to Article 10 - “PRICE”	5
	2.2	Amendment to Exhibit 3 “STOCK”	10
	2.3	Amendment to Exhibit 10 “LEASE OF STOCK”	10
	2.4	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	11
	2.5	Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”	12
3.	Entry into force and Conditions Precedent		12
4.	Miscellaneous		13
5.	Governing law – Arbitration		13
EXHIBIT 3-A6 – STOCK			15

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 2 / 27
DS/CS-551/14

This covenant (hereinafter referred to as the “Covenant”) is made on March 14, 2014:

BETWEEN:

AZUL LINHAS AÉREAS BRASILEIRAS S/A, a company incorporated under the laws of Brazil, the registered office of which is located at Avenida Marcos Penteado de Ulhôa Rodrigues, 939 - Edificio Castello Branco Office Park - Torre Jatobá -9° andar - CEP 06460-040 — Alphaville Industrial, Barueri, Sao Paulo, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 09.296.295/0001-60.

Hereafter referred to as “AZUL”,

on the one part,

AND:

TRIP LINHAS AERÉAS S/A, a company incorporated under the laws of Sao Paulo, Brazil, whose registered office is at Avenida Cambacicas, 1.200, Campinas — SP, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 02.428.624/0001-30;

Hereafter referred to as “TRIP”,

on the second part,

Hereafter individually or collectively referred to as “Company”, as the context requires,

AND:

AVIONS DE TRANSPORT REGIONAL, G.I.E., a French groupement d’ntérêt économique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 allée Pierre Nadot, 31712 Blagnac, France identified under Corporate and Trade Register of Toulouse number 323 932 236,

Hereafter referred to as the “Provider” or “ATR”,

on the third part.

Hereinafter individually referred to as the “Party” or collectively as the “Parties”

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 3 / 27
DS/CS-551/14

WHEREAS:

1)	WHEREAS AZUL and ATR have entered into a Global Maintenance Agreement ref DS/CC-2612/10 (dated December 24th, 2010), amended from time to time, to support AZUL ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA AZUL”); and,

2)	WHEREAS TRIP and ATR have entered into a Global Maintenance Agreement ref DS/C-2883/09 (dated September 10th, 2010), amended from time to time, to support TRIP ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA TRIP”); and,

3)	WHEREAS pursuant to an investment agreement dated on May 25, 2012, entered into between Trip shareholders and Azul S.A., TRIP became a wholly owned subsidiary of the latter, integrating the Azul Group which already includes AZUL, an operating company, as duly approved in due time by their respective corporate governing bodies and the relevant authorities (National Civil Aviation Agency - “ANAC” - and Brazilian Antitrust Authority - “CADE”); and

4)	WHEREAS further to operation as detailed above in 3), AZUL is going to progressively operate an enlarged fleet of Aircraft coming from TRIP; AZUL and TRIP wishing that operational support tasks as well as scheduled and unscheduled maintenance regarding their respective Aircraft fleet being provided by ATR benefiting of the GMA AZUL main terms and conditions; and,

5)	WHEREAS ATR, as the Aircraft manufacturer and Provider, made a commercial proposal ref DS/CC-65/12 Issue 3 (the “Commercial Proposal”) to AZUL and TRIP, dated February 8th, 2013, setting out its capacities and abilities to satisfy such needs, and AZUL and TRIP agreed on the Commercial Proposal on February 19th, 2013; and

6)	WHEREAS the Parties have amended the GMA AZUL (Amendment n°5) the GMA TRIP (Amendment n°3), on August 20th, 2013; and

7)	WHEREAS, in consideration of the resizing of the on-site stock, the [*****], the Parties intend to amend the GMA TRIP and the GMA AZUL in order to integrate additional Stock and to take into account commercial modification; and,

8)	WHEREAS the Parties wish to amend certain provisions of the GMA TRIP and GMA AZUL upon the terms and conditions set out below.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 4 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Definitions

Unless otherwise defined, capitalized terms, singular or plural, used in this Covenant, shall have the same meaning ascribed thereto in the GMA AZUL and/or the GMA TRIP.

2.	Amendments to GMA AZUL and GMA TRIP

The following articles, sentences or words of GMA AZUL and GMA TRIP are amended as follows:

2.1 Amendment to Article 10 - “PRICE”

The Article 10 is cancelled and substituted by the following:

“

10.1	The lease payment payable for the lease of the Stock (based on the Stock technical contents defined in Exhibit 3 and 10), as from the Start Date is a [*****]:

(i)	corresponding to [*****] per year of the Stock value which is set in Exhibit 10, Clause 2.4 if all the parts of the Stock are brand new; or

(ii)	in the event the Provider delivers Used Serviceable Items to the Company as set out in Exhibit 10 Clause 2.4, the [*****] set forth in Clause 10.1 (i) above shall be payable from the Start Date until the date on which the last item of the Stock is delivered. On such date the Provider will notify in writing to the Company the exact and definitive Stock Value, and the revised monthly lease payment based upon [*****] of such Stock Value. Promptly after delivery of the last item of the Stock, Provider shall issue a credit equal to the difference between the total amount of lease payments actually paid by the Company since the Start Date and the price the Company should have paid for the Used Serviceable Items delivered by Provider according to the provisions of this Clause 10.1 (ii); the definitive Stock Value shall be determined with prices of items of the Stock, based on the current ATR spare parts Catalogue sales price for brand new item or based on [*****] of the current ATR spare parts Catalogue brand new sales price for serviceable item depending on the status of the item delivered.

10.2	The price payable by Company to Provider for the Standard Exchange service set out in Exhibit 11 at economic condition 2014, is as follows:

•	For all aircraft:

Aircraft age year 1: [*****]

Aircraft age year 2: [*****]

Aircraft age year 3: [*****]

Aircraft age year 4: [*****]

Aircraft age year 5 and beyond: [*****]

These prices are [*****] per Aircraft and assume the availabilities described on the list of LRUs defined in Exhibit 4.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 5 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

10.3	The prices per airborne FH per Aircraft payable by Company to Provider for LRU, Main Elements, and services set out in this Agreement at economic condition 2014, are:

10.3.1	For LRU: [*****] per FH and per Aircraft, [*****]:

•	For all aircraft:

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

10.3.2	For the Main Element services as defined in Exhibit 12 a [*****] per Aircraft airborne FH or CY:

(i) Propellers (2ea) applicable to all aircraft:

(a) For maintenance

•	[*****]

•	[*****]

The above propellers maintenance provisions and availability prices are defined as a result of the following repartition related to the maintenance of the following propeller hub, actuator, transfer tube and blades composing each propeller assembly:

[*****]

(b) For availability [*****]

Additional flat rates here under shall be applied for the following operations, as applicable:

(c) [*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 6 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

(d) For each propeller blade nickel sheath replacement, a flat rate of:

[*****]

[*****]

[*****]

(ii) Landing gears (per shipset):

For 42-500, 72-500, 72-600 landing gears:

(a)	For maintenance:

[*****]

plus

(b)	For availability

[*****]

The above landing gear maintenance provisions and availability prices are defined as a result of the following repartition related to the maintenance of the following sub-assemblies composing each landing gear assembly

[*****]

10.4	Price for reconciliation

10.4.1	Intentionally left blank

10.4.2	Price for LRU removal rate reconciliation at economic condition 2014

Any point of difference, to be measured in units and tenths, between the RRR and the MRR pursuant to the conditions set out in Clause I.3 of Exhibit 12, shall be invoiced or credited per airborne FH on the basis of:

For Final Fleet:

[*****]

[*****]

[*****]

[*****]

[*****]

10.4.3	Anticipated scheduled Events

Parties agree that all prices for each Service subject to Scheduled Events are based on the achievement of the applicable maintenance program(s).

In case of deviation of the Scheduled Event maintenance program parameters by a number of [*****] [*****], such deviation shall be considered an Anticipated Event.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 7 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

For any such Anticipated Event, whichever the context, Provider shall invoice Company the Lost Potential multiplied by the applicable price mentioned in Clause 10.3.

10.5	Prices adjustment

The adjustment conditions set out in Clauses 10.5.1 and 10.5.2 below [*****]

10.5.1	Commercial Conditions for price Adjustment

Prices of this Agreement will be adjusted [*****] in accordance with the following adjustment formula:

[*****]

where:

[*****] is the [*****] for the year N+1,

[*****] is the [*****] as determined by economic conditions of year N (current year),

[*****] is the [*****] in the year N,

[*****] is the corresponding [*****] of the year N-1,

[*****] is the [*****] in the year N,

[*****] is the corresponding [*****] of the year N-1.

Escalation is subject to a [*****] for Stock, Clause 10.1, and Standard Exchange, Clause 10.2, services.

Escalation is subject to [*****] for LRU repair service, Clause 10.3.1 and Clause 10.4.2.

The Prices set out in this covenant relative to the Main Elements Services will be adjusted [*****]

Escalation is subject to [*****] for Main Elements repair service [*****] In any case the final result of the applicable annual adjustment rate shall [*****] Clause 10.3.2.

Escalation is subject to a [*****].

10.5.2	Technical Conditions for Prices Adjustment

Both Parties agree to modify the prices given in Clause 10 [*****] pursuant to Clause 11 if the operating parameters of the Aircraft, analyzed at the time of the adjustment (all calculations are made with figures corresponding to [*****]), change by more or less [*****] with respect to the estimated values of the same parameters, considered at the time of commencement of this Agreement.

As from the date this Agreement enters into force, the Parties agree to take into account the following basic operating parameters as a reference for the above calculation:

(i)	[*****]

(ii)	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 8 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

10.6	Specific conditions

10.6.1	Company’s Aircraft fleet change(s)

[*****]

10.6.2	Unused Aircraft

During the Term, should any Aircraft remain temporarily unused for less than thirty (30) Days by the Company for whatever reason, the Company shall not request or obtain from the Provider a change in prices or terms and conditions set out in this Agreement in Clauses 10 and 12.

10.7	Maintenance Provision - Phase-in invoicing

No later than the first Scheduled Event or Anticipated Event, the Company shall pay to ATR an amount (“Maintenance Provisions”) corresponding for each Main Element and/or their sub-assembly, to the number of FH and CY accrued since the last overhaul or since new as applicable, multiplied by the applicable rate defined in Clauses 10.3.2 and 10.5 and applicable at the date of the first event.

Should any Aircraft be subject to a Maintenance Reserves Agreement with ATR or ATR affiliated company, above Maintenance Provisions shall be deducted from the applicable Maintenance Reserves still available into ATR or ATR affiliate’s account for each related individual Main Element and/or their sub- assembly as applicable.

10.8	Maintenance Provisions refundable at termination of the Agreement

10.8.1	Upon termination of this Agreement with respect to one or more Aircraft and/or Services in accordance with the terms of this Agreement (except as a result of a Company Default) (the “Termination Date”), the Provider shall reimburse the Company Maintenance Provisions related to landing gears maintenance services and/or their sub-component for ATR 72-600 only based on [*****]) of the amount set out in Clause 10.3.2 for maintenance services (the “Refund Amount”), taking into account the price applicable [*****] as per Clauses 10.5 and when applicable adjusted every [*****] as per Clause 10 and 11, for each FH or CY performed for Main Elements: between the re-installation on such Aircraft after the last shop repair or overhaul or exchange occurred under this Agreement, as evidenced in the relevant EASA, FAA, TC, or ANAC release form and ending on the Termination Date.

For sake of clarity, since the Company will pay such service based on,

•	for ATR 42-500, ATR 72-500 and ATR 72-600, [*****] of the price by the hours and [*****],

•	for ATR 72-600, [*****] of the price by the hours and [*****],

•	for ATR 42-500 and ATR 72-500, [*****] of the price by the hours and [*****],

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 9 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

the Refund Amount will apply only for the maintenance reserves collected for the landing gears installed on ATR 72-600 aircraft. In addition, it is agreed by the parties that [*****] of the maintenance provision paid for the maintenance of the landing gears will be reimbursed as credit memo for the purchasing of services, goods and aircraft.

Should any Aircraft be an ATR and/or ATR affiliate’s property, then Refund Amount shall be reimbursed to the owner.

Provider shall only be required to reimburse the Refund Amount provided that:

(i)	the Company returned to the Provider all replacement spare(s) Main Element(s), items of the Stock, Core Items and Unserviceable LRU the Provider may have delivered or be expected from time to time according to the terms of this Agreement, and

(ii)	The Company paid to the Provider all due amounts, and

(iii)	The Company is not in Default of any of its obligations under this Agreement.

(iv)	The related maintenance service is not subject to payment on event.

10.8.3	It is also understood that airborne FH and/or CY to be taken into account for such a refund process are only those accrued on original Main Element(s) of Aircraft when fitted on Company’s Aircraft or alternatively spare(s) main elements of Company property. FH and/or CY accrued on replacement spare Main Element(s) provided by the Provider to the Company under this Agreement and/or any Main Element(s) different from those installed on Aircraft on the date they were originally delivered to the Company or not owned by the Company shall not be taken into account in this refund process.”

2.2 Amendment to Exhibit 3 “STOCK”

The Exhibit 3-A5 is cancelled and substituted in its entirety by the Exhibit 3-A6 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to such Exhibit 3-A6.

2.3 Amendment to Exhibit 10 “LEASE OF STOCK”

a)	Clause 2.4 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

The Stock total value of Exhibit 3 list shall be:

For the initial AZUL stock delivered under economic conditions 2010,

[*****]

For the stock delivered under the AZUL amendment 3 under economic conditions 2011,

[*****]

For the stock delivered under the AZUL amendment 4 under economic conditions 2011,

[*****]

For the first batch, stock delivered under the GMA TRIP under economic conditions 2011

[*****]

For the second batch limited to the parts not recommended by the repairer, stock delivered as set in Exhibit 3-A5 of the Amendment under the GMA TRIP under economic conditions 2011

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 10 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

For the sake of clarity, parts of the Stock contained into the second batch that are recommended by Repairer, are provided [*****] delivered under the GMA TRIP under economic conditions 2011 [*****].

For the batch related to the Amendment 5, stock delivered under economic conditions 2013

[*****]

For the batch related to the Amendment 6, stock delivered under economic conditions 2014

[*****]

a)	Clause 2.5 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

“The Stock total value of Exhibit 7 list, under economic conditions 2010, shall be:

For the stock delivered under the AZUL amendment 1

[*****]

For the stock delivered under the GMA TRIP

[*****]

For the sake of clarity the Stock total value is the sum of the Stock total value of Exhibit 3 list and the Stock total value of Exhibit 7 list, i.e.

[*****]

b)	Any other provision of the Exhibit 10 shall remain in full force and effect.

2.4 Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

a)	Clause II.2.2 of the Exhibit 12 – LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by the following:

“

II.2.2	At the date of entry into force of this Agreement, the Parties acknowledge and agree that applicable intervals for inspections / overhauls on Main Elements are:

(i)	Intentionally left blank,

(ii)	for propellers components of ATR42-500, 72-500, 72-600 aircraft (system 568F): overhaul at [*****] for the blades, hub, transfer tube and adjusting nut, or should the first occurs, the calendar limit of [*****],

(iii)	for landing gears of

•	ATR72-500 / 72-600 Aircraft: overhaul at [*****] cycles, or should the first occurs, the calendar limit of [*****]

•	ATR42-500 Aircraft: overhaul at [*****], or should the first occurs, the calendar limit of [*****].

The Provider reserves its rights to ask the Company to modify the above Main Elements maintenance program in accordance with the Aircraft Manufacturer MRB and/or MPD, to optimize the Company’s Aircraft dispatch reliability, and provided the Company’s airworthiness authorities enable so.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 11 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

The prices set out in Clause 10.3 are calculated on the basis of maintenance programs and inspection intervals provided herein and may be adjusted in the case such maintenance programs are changed from time to time during the Term or in case the above mentioned intervals for inspections and overhauls are not reached.”

b)	Any other provision of the Exhibit 12 shall remain in full force and effect.

2.5 Amendment to Exhibit 12 “LRU AND MAIN ELEMENTS REPAIR SERVICES”

a)	Clause II.6.2.1 of the Exhibit 12 – LRU and Main Elements Repair Services of the Agreement shall be cancelled and substituted by the following:

“

II.6.2.1	General terms and conditions

The spare Main Elements delivered and leased by Provider to the Company in accordance with this Clause II.6 are limited to the replacement of the corresponding Main Element of Main Element sub-assembly to be removed for maintenance visit being either the full assembly or, in particular for propellers and landing gears, only the component or sub-assembly due to maintenance visit in accordance with the applicable maintenance manuals:

•	For propellers: the blades and/or the hub and/or the actuator and/or the transfer tube,

•	For landing gears: the nose leg and/or the NLG drag brace and/or the main leg (LH and/or RH) and/or the side brace (LH and/or RH).

At the time the Company will send a Work Order for the delivery and lease of any spare Main Element to replace a Main Element to be removed for repair or major refurbishment, this (these) replacement spare Main Element(s) will be eligible for delivery and lease to the Company, provided that:

(i)	the Company is not in default of any of its obligations under to this Agreement, and

(ii)	spare Main Element(s) already provided by Provider under Exhibit 10 and/or this Clause II.6 is(are) no longer available into Company’s stores, and

(iii)	the total number of Main Elements requested for delivery under this Clause II.6 by the Company is limited for scheduled maintenance, at any time, to:

(a)	intentionally left blank,

(b)	for propellers: [*****] (or same sub-assembly component),

(c)	for landing gears: [*****] (or same sub-assembly component).”

b)	Any other provision of the Exhibit 12 shall remain in full force and effect.

3.	Entry into force and Conditions Precedent

This Covenant shall enter into force on its date of signature by the Parties, subject to the following conditions precedent having been met (or expressly waived) to the Provider’s satisfaction:

a)	The payment by AZUL of the Security deposit related to the resizing of the on-site stock, and

b)	The provision by the AZUL to the Provider of the relevant insurance certificate as per Clause 8 (“Insurances”) related to the resizing of the on-site stock.

Unless otherwise agreed upon in writing by the Parties through a subsequent amendment to the GMA AZUL and/or GMA TRIP, this Covenant shall remain in force for the term of the referenced GMA.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 12 / 27
DS/CS-551/14

4.	Miscellaneous

4.1 This Covenant contains the entire agreement between the Parties regarding the subject-matter and shall supersede any previous understandings, commitments and/or representations whatsoever oral or written.

4.2 In case of any inconsistency between the terms of the GMA AZUL and/or GMA TRIP, as relevant, and this Covenant regarding the subject-matter, the latter shall prevail.

To the extent not inconsistent with this Covenant, all terms and conditions of the GMA AZUL and/or GMA TRIP, as relevant, shall remain valid and binding.

4.3 This Covenant shall not be varied or modified except by a written document duly signed by duly authorized representatives of the Parties.

5.	Governing law – Arbitration

The provisions of Clause 24 “Governing Law and Arbitration” of the GMA AZUL and/or GMA TRIP, as relevant, shall apply mutatis mutandis to this Covenant.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 13 / 27
DS/CS-551/14

EXECUTION PAGE

This Covenant has been executed in three (3) original copies in the English language.

For and on behalf

AZUL

Signed by:

Function:

Date:

For and on behalf

TRIP

Signed by:

Function:

Date:

For and on behalf

AVIONS DE TRANSPORT REGIONAL

Signed by:

Function:

Date:

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 14 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-A6 – STOCK

[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 15 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]		[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]						[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 16 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 17 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 18 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 19 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 20 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]						[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 21 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 22 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 23 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 24 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]						[*****]

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 25 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
			[*****]			[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 26 / 27
DS/CS-551/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]						[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
			[*****]			[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 06 issue 4	Page 27/ 27
DS/CS-551/14

1- Amendment n° 7 issue 2

to the Global Maintenance Agreement

(Contract ref DS/CC-2612/10)

between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

and

Avions de Transport Regional GIE

dated December the 24th, 2010;

2- Amendment nº 5 issue 2

to the Global Maintenance Agreement

(Contract reference DS/C-2883/09)

between

TRIP LINHAS AÉREAS S/A

and

Avions de Transport Regional GIE

dated September the 10th, 2010.

Between

AZUL LINHAS AÉREAS BRASILEIRAS S/A

(as Company)

and

TRIP LINHAS AÉREAS S/A

(as Company)

and

AVIONS DE TRANSPORT REGIONAL, G.I.E.

(as Provider)

Signing Date: August 13, 2014

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 1 / 21
DS/CS-2627/14

CONTENTS

CONTENTS			2
WHEREAS:			4
NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:			5
1.	Definitions		5
2.	Amendments to GMA AZUL and GMA TRIP		5
	2.1	Amendment to Exhibit 3 “STOCK”	5
	2.3	Amendment to Exhibit 10 “LEASE OF STOCK”	5
3.	Entry into force and Conditions Precedent		6
4.	Miscellaneous		6
5.	Governing law – Arbitration		6
EXHIBIT 3-A6 – STOCK			8

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 2 / 21
DS/CS-2627/14

This covenant (hereinafter referred to as the “Covenant”) is made on August 13, 2014:

BETWEEN:

AZUL LINHAS AÉREAS BRASILEIRAS S/A, a company incorporated under the laws of Brazil, the registered office of which is located at Avenida Marcos Penteado de Ulhôa Rodrigues, 939 - Edifício Castello Branco Office Park - Torre Jatobá -9° andar - CEP 06460-040 — Alphaville Industrial, Barueri, Sao Paulo, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 09.296.295/0001-60.

Hereafter referred to as “AZUL”,

on the one part,

AND:

TRIP LINHAS AÉREAS S/A, a company incorporated under the laws of Sao Paulo, Brazil, whose registered office is at Avenida Cambacicas, 1.200, Campinas – SP, Brazil, identified under Cadastro Nacional de Pessoa Jurídica (CNPJ) number 02.428.624/0001-30;

Hereafter referred to as “TRIP”,

on the second part,

Hereafter individually or collectively referred to as “Company”, as the context requires,

AND:

AVIONS DE TRANSPORT REGIONAL, G.I.E., a French groupement d’intérêt économique established under articles L.251-1 to L251-23 of the French Commercial Code, whose registered office is at 1 allée Pierre Nadot, 31712 Blagnac, France identified under Corporate and Trade Register of Toulouse number 323 932 236,

Hereafter referred to as the “Provider” or “ATR”,

on the third part.

Hereinafter individually referred to as the “Party” or collectively as the “Parties”

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 3 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

WHEREAS:

1)	WHEREAS AZUL and ATR have entered into a Global Maintenance Agreement ref DS/CC-2612/10 (dated December 24th, 2010), amended from time to time, to support AZUL ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA AZUL”); and,

2)	WHEREAS TRIP and ATR have entered into a Global Maintenance Agreement ref DS/C-2883/09 (dated September 10th, 2010), amended from time to time, to support TRIP ATR aircraft fleet for operational support tasks as well as scheduled and unscheduled maintenance (the “GMA TRIP”); and,

3)	WHEREAS pursuant to an investment agreement dated on May 25, 2012, entered into between Trip shareholders and Azul S.A., TRIP became a wholly owned subsidiary of the latter, integrating the Azul Group which already includes AZUL, an operating company, as duly approved in due time by their respective corporate governing bodies and the relevant authorities (National Civil Aviation Agency - “ANAC” - and Brazilian Antitrust Authority - “CADE”); and

4)	WHEREAS further to operation as detailed above in 3), AZUL is going to progressively operate an enlarged fleet of Aircraft coming from TRIP; AZUL and TRIP wishing that operational support tasks as well as scheduled and unscheduled maintenance regarding their respective Aircraft fleet being provided by ATR benefiting of the GMA AZUL main terms and conditions; and,

5)	WHEREAS ATR, as the Aircraft manufacturer and Provider, made a commercial proposal ref DS/CC-65/12 Issue 3 (the “Commercial Proposal”) to AZUL and TRIP, dated February 8th, 2013, setting out its capacities and abilities to satisfy such needs, and AZUL and TRIP agreed on the Commercial Proposal on February 19th, 2013; and

6)	WHEREAS the Parties have amended the GMA AZUL (Amendment n°5) and the GMA TRIP (Amendment n°3), on August 20th, 2013; and

7)	WHEREAS, in consideration of the resizing of the on-site stock, the [*****], the Parties have amended the GMA AZUL (Amendment n°6) and the GMA TRIP (Amendment n°4), on March 14th, 2014; and

8)	WHEREAS, in consideration of the resizing of the on-site stock, the Parties intend to amend the GMA TRIP and the GMA AZUL in order to integrate additional Stock ; and,

9)	WHEREAS the Parties wish to amend certain provisions of the GMA TRIP and GMA AZUL upon the terms and conditions set out below.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 4 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Definitions

Unless otherwise defined, capitalized terms, singular or plural, used in this Covenant, shall have the same meaning ascribed thereto in the GMA AZUL and/or the GMA TRIP.

2.	Amendments to GMA AZUL and GMA TRIP

The following articles, sentences or words of GMA AZUL and GMA TRIP are amended as follows:

2.1 Amendment to Exhibit 3 “STOCK”

The Exhibit 3-A5 is cancelled and substituted in its entirety by the Exhibit 3-A6 attached hereto and any reference to Exhibit 3 in the Agreement shall be construed as reference to such Exhibit 3-A6.

2.3 Amendment to Exhibit 10 “LEASE OF STOCK”

a)	Clause 2.4 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

The Stock total value of Exhibit 3 list shall be:

For the initial AZUL stock delivered under economic conditions 2010,

[*****]

For the stock delivered under the AZUL amendment 3 under economic conditions 2011,

[*****]

For the stock delivered under the AZUL amendment 4 under economic conditions 2011,

[*****]

For the first batch, stock delivered under the GMA TRIP under economic conditions 2011

[*****]

For the second batch limited to the parts not recommended by the repairer, stock delivered as set in Exhibit 3-A5 of the Amendment under the GMA TRIP under economic conditions 2011

[*****]

For the sake of clarity, parts of the Stock contained into the second batch that are recommended by Repairer, are provided [*****] delivered under the GMA TRIP under economic conditions 2011

[*****]

For the batch related to the Amendment 5, stock delivered under economic conditions 2013

[*****]

For the batch related to the Amendment 6, stock delivered under economic conditions 2014

[*****]

For the batch related to the Amendment 7, stock delivered under economic conditions 2014

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 5 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

a)	Clause 2.5 of the Exhibit 10 - Lease Stock of the Agreement shall be cancelled and substituted by the following:

“The Stock total value of Exhibit 7 list, under economic conditions 2010, shall be:

For the stock delivered under the AZUL amendment 1

[*****]

For the stock delivered under the GMA TRIP

[*****]

For the sake of clarity the Stock total value is [*****]

[*****]

b)	Any other provision of the Exhibit 10 shall remain in full force and effect.

3.	Entry into force and Conditions Precedent

This Covenant shall enter into force on its date of signature by the Parties, subject to the following conditions precedent having been met (or expressly waived) to the Provider’s satisfaction:

a)	The payment by AZUL of the Security deposit related to the resizing of the on-site stock, and

b)	The provision by the AZUL to the Provider of the relevant insurance certificate as per Clause 8 (“Insurances”) related to the resizing of the on-site stock.

Unless otherwise agreed upon in writing by the Parties through a subsequent amendment to the GMA AZUL and/or GMA TRIP, this Covenant shall remain in force for the term of the referenced GMA.

4.	Miscellaneous

4.1 This Covenant contains the entire agreement between the Parties regarding the subject-matter and shall supersede any previous understandings, commitments and/or representations whatsoever oral or written.

4.2 In case of any inconsistency between the terms of the GMA AZUL and/or GMA TRIP, as relevant, and this Covenant regarding the subject-matter, the latter shall prevail.

To the extent not inconsistent with this Covenant, all terms and conditions of the GMA AZUL and/or GMA TRIP, as relevant, shall remain valid and binding.

4.3 This Covenant shall not be varied or modified except by a written document duly signed by duly authorized representatives of the Parties.

5.	Governing law – Arbitration

The provisions of Clause 24 “Governing Law and Arbitration” of the GMA AZUL and/or GMA TRIP, as relevant, shall apply mutatis mutandis to this Covenant.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 6 / 21
DS/CS-2627/14

EXECUTION PAGE

This Covenant has been executed in three (3) original copies in the English language.

For and on behalf

AZUL

Signed by:

Function:

Date:

For and on behalf

TRIP

Signed by:

Function:

Date:

For and on behalf

AVIONS DE TRANSPORT REGIONAL

Signed by:

Function:

Date:

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 7 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 3-A6 – STOCK

The following Exhibit is composed of twelve (12) pages, into which are listed [*****] part numbers.

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 8 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]		[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]						[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 9 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 10 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 11 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 12 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 13 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 14 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 15 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 16 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 17 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]						[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 18 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
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[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]						[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 19 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

ITEM [*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]						[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]						[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 20 / 21
DS/CS-2627/14

CONFIDENTIAL TREATMENT REQUESTED

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]		[*****]
[*****]						[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZUL & TRIP - ATR	Global Maintenance Agreement-Addendum 07 issue 2	Page 21 / 21
DS/CS-2627/14